MASTER TRUST AGREEMENT

              by and between

       AEGIS AUTO FUNDING CORP. IV,
      a Delaware Corporation, Seller


                    and

     NORWEST BANK MINNESOTA, NATIONAL
               ASSOCIATION,
                 Trustee



         Dated as of March 1, 1997









               With respect to

         Aegis Auto Funding Corp. IV
        Aegis Auto Receivables Trusts
     Automobile Receivable Pass-Through Certificates
          TABLE OF CONTENTS


                                                           Page

ARTICLE I.  DEFINITIONS                                      1

ARTICLE II. CREATION OF TRUSTS; SALE AND TAX TREATMENT
            1

ARTICLE III. ESTABLISHMENT OF RESERVE FUND                    2

ARTICLE IV  ADDITIONAL REQUIREMENTS                           5

ARTICLE V.  TERMINATION                                       6

ARTICLE VI. AMENDMENTS                                        6

ARTICLE VII.   MISCELLANEOUS                                  6

TESTIMONIUM

SIGNATURES

APPENDIX A  Standard Terms and Conditions

APPENDIX B  Form of Pooling and Servicing Agreement




        MASTER TRUST AGREEMENT


     This MASTER TRUST AGREEMENT
dated as of March 1, 1997 (this "Master Trust
Agreement") is by and between AEGIS AUTO
FUNDING CORP. IV, a Delaware corporation, as
Seller, and NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION, as Trustee for the holders from time to time of the Automobile
Receivable Pass-Through Certificates (the
"Certificates") to be issued by the trusts created pursuant to the terms hereof.

            W I T N E S S E T H :

     WHEREAS, the Seller desires to provide for the creation of a series of grantor trusts (each a "Trust"), the assets of each to consist of a pool of motor vehicle retail installment sales contracts secured by new and used automobiles and light-duty trucks and certain related property;

     WHEREAS, each such Trust will issue a
series of Certificates evidencing an undivided interest in the assets of the Trust (excluding the residual interest retained by the Seller);

     WHEREAS, each series of Certificates will be issued pursuant to the terms of this Master Trust
Agreement and a related Pooling and Servicing
Agreement incorporating the Standard Terms and Conditions attached hereto as Appendix A (the
"Standard Terms"); and

     WHEREAS, each series of Certificates will be additionally secured by a common reserve fund established hereby and to be held outside each of the individual Trusts;

     NOW, THEREFORE, in consideration of
the foregoing premises and the mutual covenants expressed herein, the parties hereto agree as follows:

                  ARTICLE I

                 DEFINITIONS

     Terms used in this Master Trust Agreement and not otherwise defined shall have the meanings assigned in the Standard Terms.

                 ARTICLE II

      CREATION OF TRUSTS; SALE AND TAX
TREATMENT

     Section 2.1.  Creation of Trusts.  Each
Trust shall be created upon the execution and delivery of a Pooling and Servicing Agreement substantially in the form of Appendix B hereto and the Seller's conveyance to the Trustee of the trust property specified therein. Concurrent with the creation of each Trust, the Trustee shall execute and deliver to the Seller or upon the Seller's written order Automobile Receivable Pass-
Through Certificates representing a fractional undivided ownership interest in the trust property conveyed (excluding the residual interest retained by the Seller). Such Certificates shall bear a separate series designation, pay pass-through interest and be subject to such other terms as provided in the related Pooling and Servicing Agreement. Each
Pooling and Servicing Agreement shall incorporate the Standard Terms, with such appropriate variations as from time to time may be agreed to by the Seller and the Trustee subject to Article V hereof.

     Section 2.2.  Sale and Tax Treatment.  It is
the intention of the parties that each transfer of trust property to a Trust be treated as an absolute sale and conveyance of such property by the Seller to the Trustee on behalf of such Trust, and that each Trust be treated as a separate grantor trust for federal income tax purposes.

                 ARTICLE III

        ESTABLISHMENT OF RESERVE FUND

     Section 3.1.  Establishment and Funding.
(a) In order to assure that sufficient amounts to make required payments to the holders of the Certificates will be available, there shall be established and maintained with the Trustee the following Eligible Account: the "Reserve Fund
Aegis Auto Funding Corp. IV, Aegis Auto
Receivables Trusts" (the "Reserve Fund"), which will include the money and other property deposited therein pursuant to applicable sections of each Pooling and Servicing Agreement and held therein pursuant to this Article III. The Reserve Fund shall not be part of any trust created pursuant to the terms hereof, but instead will be held outside each trust for the benefit of the holders of the Certificates and to secure trustee and servicing fee distributions as described below. The Seller and the Trustee acknowledge that any amounts on deposit in the Reserve Fund (and any investment earnings thereon) will be owned directly by and be the separate property of the Seller, and such parties hereby agree to treat the same as assets (and investment earnings) of the Seller for federal income tax purposes.

     (b)    The Reserve Fund shall be funded
through deposits made on the date of creation of each Trust and transfers made on each Distribution
Date and each Funding Date (if any) as provided in the Pooling and Servicing Agreements.

     Section 3.2.  Reserve Fund Investments.  (a)
Subject to subsection (b) below, amounts held in the Reserve Fund shall be invested in Eligible
Investments, in accordance with written instructions from the Seller or its designee, and such investments shall not be sold or disposed of prior to their maturity but shall mature no later than two
Business Days before the Distribution Date next succeeding the date of investment. All amounts held in the Reserve Fund, including proceeds of investments, shall be available for application to required distributions on such Distribution Date pursuant to Section 3.5 hereof and 5.07(a) of the Standard Terms. All such investments shall be made in the name of the Trustee or its nominee. Any loss on investment of amounts held in the Reserve
Fund and all income and gain realized on the Reserve Fund shall be credited to such fund. The
Trustee shall not have any liability for losses on moneys invested by the Trustee hereunder except if caused by its negligence or its failure to act in accordance with reasonable and proper instructions given in writing and received by the Trustee.

     (b)    The foregoing subsection (a)
notwithstanding, an amount equal to the Reserve
Fund Initial Deposit deposited into the Reserve
Fund on the Closing Date with respect to each Trust may be invested in capital appreciation notes issued by The Aegis Consumer Funding Group, Inc. in a maturity amount of up to four percent (4%) of the aggregate initial Class Certificate Balance of the Certificates issued by such Trust. Such notes (the
"Term Notes") shall mature on the date which is sixty-six (66) months from the date thereof, and shall be purchased at a price calculated to yield the Discount Rate, payable at maturity. All amounts paid on such Term Notes shall be deposited into the Reserve Fund. In addition, if the Trustee receives the written direction of the Seller and the written consent of the Subordinate Holders from every series of Certificates issued as of the date of such consent, or if the Agreement so provides, additional amounts in the Reserve Fund may be invested in demand promissory notes ("Demand Notes") issued by The Aegis Consumer Funding Group, Inc. on then current market terms.

     Section 3.3. Pledge of Reserve Fund. In order to provide for the required payments to be made to the holders of the Certificates, the Trustee, the Custodian, the Servicer and the Backup Servicer pursuant to the Pooling and Servicing Agreements, and to assure availability of the amounts maintained in the Reserve Fund, the Seller hereby grants in favor of the Trustee, as collateral agent, and its successor and assigns, a security interest in and lien upon all its right, title and interest in and to the Reserve Fund, including all amounts and investments held from time to time in the Reserve
Fund (whether in the form of deposit accounts, instruments, book-entry securities, uncertificated securities or otherwise) (all of the foregoing, subject to the limitations set forth below, the "Reserve
Fund Property"); to have and to hold all the aforesaid property, rights and privileges unto the Trustee, its successors and assigns, in trust for the uses and purposes set forth in this Article. The
Trustee hereby acknowledges such transfer and accepts the trust hereunder and shall hold and distribute the Reserve Fund Property in accordance with the terms and provisions of this Article.

     Section 3.4. Further Assurances. The Seller agrees to take or cause to be taken such further actions and to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any UCC financing statements or this Master Trust Agreement) as may be determined to be necessary to perfect the interests created by this
Article in favor of the Trustee and otherwise fully to effectuate the purposes, terms and conditions of this Article. Specifically, the Seller (with respect to Reserve Fund Property) shall:

          (i)  promptly execute, deliver and
     file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Trustee's security interest in the Reserve Fund
     Property; and

          (ii) make the necessary filings of
     financing statements or amendments thereto within ten business days after the occurrence of any of the following: (1) any change in the Seller's corporate name or any trade name; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Trustee of any such filings.

     Section 3.5.  Reserve Fund Draws.  If on
any Distribution Date the Total Available
Distribution Amount with respect to any series of Certificates is insufficient to make all required distributions to the Trustee, Back-Up Servicer, Custodian, Servicer and the holders of such Certificates, the Trustee shall withdraw an amount equal to such insufficiency (or any lesser amount on deposit in the Reserve Fund if an equal amount is not available) from the Reserve Fund (any such withdrawal, a "Reserve Fund Draw"), first from cash on deposit in the Reserve Fund and, second, from proceeds of Demand Notes or Term Notes as described below, and apply such amount in the order of priority for distributions established by the terms of the applicable Pooling and Servicing
Agreement. If, on any such Distribution Date, the amount of the insufficiency described above is greater than the amounts on deposit in the Reserve
Fund in cash or Eligible Investments and there are Demand Notes outstanding, the Trustee shall notify the Certificateholders of such insufficiency and, if directed to do so by the Majority Certificateholders the Trustee shall, before making any required withdrawals from the Reserve Fund (or as soon as practicable after receiving the direction of the Majority Certificateholders), demand payment of such Demand Notes in an amount equal to the lesser of (x) the amount of such excess insufficiency and (y) the outstanding principal balance of such Demand Notes plus accrued interest thereon. Any amount repaid in excess of the amounts required for a Reserve Fund Draw shall be retained in the Reserve Fund. If on any Distribution Date a
Reserve Fund Draw is needed under more than one
Pooling and Servicing Agreement to make required distributions, and the total amount on deposit in the Reserve Fund is insufficient to make all such distributions, the Trustee shall apply the available amount on deposit in the Reserve Fund to make required distributions in the order of the dated dates of each such Pooling and Servicing Agreement, commencing with the earliest.

     Section 3.6.  Release of Reserve Fund
Amounts. Commencing on the Distribution Date which is at least 24 months after the initial Closing
Date, funds remaining on deposit in the Reserve
Fund on any Distribution Date after any needed
Reserve Fund Draws have been made (exclusive of any Demand Notes or Term Notes), shall, on such date, be released to the Servicer to pay accrued and unpaid Servicing Fees and, to the extent such fees are paid in full, shall also be released to the Seller, provided that the aggregate amount of such released funds shall not exceed the least of:

          (x)  75% of the average aggregate
     amount of monthly collections received in the Reserve Fund during the most recent and two preceding months (or, if less, 75% of such collections received during the most recent month) and which are allocable to any Trust which has been in existence for at least 24 months, so long as the total cumulative deposits from such Trust into the Reserve Fund have exceeded the total cumulative withdrawals made to such Trust from the Reserve Fund; and

          (y)  50% of the amount by which
     (i) the aggregate amount of collections
     received during the most recent month for all Trusts exceeds (ii) the aggregate of the required payments to the Trustee, Back-up Servicer, Custodian, Servicer and all holders of the Certificates on such Distribution Date; and

          (z)  50% of the amount by which
     (i) the aggregate amount of collections
     received during the most recent month and the two preceding months for all trusts exceeds (ii) the aggregate of the required payments to the Trustee, Back-up Servicer, Custodian, Servicer and all holders of the Certificates made on such Distribution Date and the two preceding Distribution Dates;

provided that, in no event shall amounts be distributed to the Seller from the Reserve Fund on any Distribution Date to the extent that the amounts on deposit therein (exclusive of Term Notes and Demand Notes), after giving effect to Reserve Fund
Draws on such date, would be less than the Reserve
Requirement.

     Upon termination of this Master Trust
Agreement and all related Pooling and Servicing
Agreements, any amounts on deposit in the Reserve
Fund, after payment of all amounts due the Backup
Servicer, the Trustee, the Custodian, the Servicer and the holders of the Certificates, shall be paid to the Seller or its assignee. Amounts properly received by the Seller pursuant to this Master Trust
Agreement and any Pooling and Servicing
Agreement shall not be available to the Trustee for the purpose of making deposits to the Reserve Fund or making payments to the holders of the Certificates, nor shall the Seller be required to refund any amount properly received by it.

                 ARTICLE IV

          ADDITIONAL REQUIREMENTS

     Section 4.1.  Financing Statements.

     On or before the initial Closing Date, the Seller shall deliver to the Trustee UCC-1 financing statements to be filed in appropriate jurisdictions which are necessary to perfect the interests of the Trustee in the Receivables and other Trust Property to be transferred to the Trustee from time to time pursuant to the related Pooling and Servicing
Agreements and the pledge of the Reserve Fund by the Seller to the Trustee pursuant to this Agreement. In addition, on or before the initial
Closing Date, the Seller shall deliver to the Trustee copies of UCC-1 financing statements filed by the lenders pursuant to the Warehouse Facility, each of which shall provide that the Receivables and other
Trust Property sold from time to time by Aegis
Finance to the Seller pursuant to the Purchase
Agreement and by the Seller to the Trustee pursuant to the related Pooling and Servicing Agreement, shall not be included in the collateral covered by such financing statements.

     Section 4.2.  Risk Default Insurance
Policies.

     On the initial Closing Date the Seller shall deliver to the Trustee the original Risk Default
Insurance Policies, each of which shall name Aegis
Finance as the named insured.  On each Closing
Date and Funding Date, if any, the Seller shall deliver to the Trustee an endorsement to such policy naming the Trustee as an additional insured or a "pool certificate holder" with respect to the Receivables being transferred to the Trustee on such date and the related Trust.

                  ARTICLE V

                 TERMINATION

     This Master Trust Agreement may be
terminated by the Seller upon written notice to the Trustee, but only if at the time of such notice every Pooling and Servicing Agreement previously executed and delivered pursuant to this Master
Trust Agreement has been terminated in accordance with its respective terms.

                 ARTICLE VI

                 AMENDMENTS

     This Master Trust Agreement may be
amended from time to time by a written amendment duly executed and delivered by the Seller and the Trustee; provided, however, that for so long as any Certificates are outstanding, without the prior written consent of all holders of the Certificates, (i) no amendment of Section 2.2 or Article III shall be made and (ii) the Standard Terms shall not be amended nor varied in any given Pooling and Servicing Agreement so as to change the day of the month on which regular distributions from each of the trusts is made or to make any other change that would create a preference or distinction among the holders of different series of Certificates outstanding with respect to the security represented by the Reserve Fund.

                 ARTICLE VII

                MISCELLANEOUS

     Section 7.1.  Headings and
Cross-References. The various headings in this Master Trust Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision contained herein.
References herein to Section or Article names or numbers are to such Sections or Articles of this Master Trust Agreement.

     Section 7.2.  Governing Law.  This Master
Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the General Obligations Law but otherwise without regard or reference to principles of conflicts of laws of such state.

     Section 7.3.  Counterparts.  This Master
Trust Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Seller and
the Trustee have caused this Master Trust
Agreement to be duly executed by their respective officers as of the day and year first above written.


 AEGIS AUTO FUNDING CORP. IV,
 as Seller



By
  Angelo R. Appierto

President


NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION, as Trustee

By
   Jason VanVleet

Corporate Trust Officer


                 APPENDIX A

        TO THE MASTER TRUST AGREEMENT














        STANDARD TERMS AND CONDITIONS














         Aegis Auto Funding Corp. IV
        Aegis Auto Receivables Trusts
Automobile Receivable Pass-Through Certificates
              TABLE OF CONTENTS



Page

                  ARTICLE I


DEFINITIONS . . . . . . . . . . . . .  1

                 ARTICLE II

               INTERPRETATION

Section 2.01   Usage of Terms . . . . . . .18
Section 2.02.  Cutoff Date and Record Date. 18
Section 2.03.  Section References . . 18


                 ARTICLE III

               THE RECEIVABLES

Section 3.01.  Representations and Warranties of Seller . . . 18
Section 3.02.  Repurchase or Substitution Upon Breach . . . . 25
Section 3.03.  Custody of Documents. . . . . . . . . . . .  . 26
Section 3.04.  Duties of Custodian. .  .  .  .  .  .  .  .  . 29
Section 3.05.  Instructions; Authority to Act . . . . . . . . 29
Section 3.06.  Custodian Fees; Indemnification. . . . . . . . 29
Section 3.07.  Effective Period and Termination. .  . . . . . 30
Section 3.08.  Funding Events . . . . .  .  .  .  .  .  .  .  30

                 ARTICLE IV

ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 4.01.  Servicing Duties . . . .  .  .  . 32
Section 4.02.  Resignation ofBackup Servicer. . .33
Section 4.03.  Covenant of Backup Servicer . . . 34
Section 4.04.  Servicing Fees . . . . .  . . .  .34
Section 4.05.  Costs and Expenses . . .  .  .  . 34
Section 4.06.  Standard of Care . . .  .  .  .  .34

                  ARTICLE V
          DISTRIBUTIONS; ACCOUNTS;
      STATEMENTS TO CERTIFICATEHOLDERS

     Section 5.01.  Accounts . . . . . . . .  .  .  .  .  .  .  .  35
     Section 5.02.  Collections. . . . . . .  .  .  .  . . . . . . 36
     Section 5.03.  Application of Collections. . .  . . . . . . . 36
     Section 5.04.  Miscellaneous Servicer Collections . . . . . . 36
     Section 5.05.  Additional Deposits. .  . . . . . . . . . . . .36
     Section 5.06.  Distributions. . . . .  . . . . . . . . . . . .37
     Section 5.07.  Reserve Fund . . . . .  . . . . . . . . . . . .39
     Section 5.08.  Funding Account. . . .  . . . . . . . . . . . .39
     Section 5.09.  Statements to Certificateholders; Tax Returns. 39
     Section 5.10.  Reliance on Information from the Servicer. . . 43

                 ARTICLE VI

RIGHTS OF CERTIFICATEHOLDERS . . . . . . . 43
                 ARTICLE VII

              THE CERTIFICATES

Section 7.01.  The Certificates . . . . . . . .  . . .. . .  43
Section 7.02.  Execution, Authentication of Certificates . . 44
Section 7.03.  Registration of Transfer and Exchange of
               Certificates . . . . . . . . . .  . . . . . . 44
Section 7.04.  Mutilated, Destroyed, Lost or Stolen
               Certificates. . .  . . . . .. . . . . . . . . 47
Section 7.05.  Persons Deemed Owners . . . . . . . . . . . . 47
Section 7.06.  Access to List of Certificateholders' Names
               and Addresses. . . . . . . . . .  . .. . . . .47
Section 7.07.  Maintenance of Office or Agency. . . . . . . .48
Section 7.08.  Notices to Certificateholders . . . . . . . .  48

                ARTICLE VIII

                 THE SELLER

Section 8.01.  Representations of Seller . . . . . . . . . . . . . 48
Section 8.02.  Liability of Seller;Indemnities. .  . . . . . . . . 51
Section 8.03.  Merger or Consolidation of, or
               Assumption of the Obligations of, Seller. . . . . . 52
Section 8.04.  Limitation on Liability of Seller and Others. . . . 53
Section 8.05.  Seller May Own Certificates . . . . . . . . . . . . 53
Section 8.06.  Covenants of the Seller . . . . . . . . . . . . . . 53
Section 8.07.  Enforcement by Trustee. . . . . . . . . . . . .  . .54
Section 8.08.  No Bankruptcy Petition . . . . . . . . . . . . . .  57

                 ARTICLE IX

             THE BACKUP SERVICER

Section 9.01.  Representations of Backup Servicer. . . . . . . . . 57
Section 9.02. Merger or Consolidation of, or Assumption of the Obligations of, or Resignation of Backup Servicer . 58
Section 9.03.  Limitation on Liability of Backup Servicer and
               Others . . . . . . .   .  .  .  .  .  .  .  . . . . 58
Section 9.04.  Successor Backup Servicer . . . . . . . . . . . .  .59
Section 9.05.  No Bankruptcy Petition . . . . . . . . . . . .  . . 59



                         ARTICLE X

          BACKUP SERVICING DEFAULT

Section 10.01.  Events of Backup
Servicing Default. . . . . . . . 60
Section 10.02.  Appointment of Successor. . . . . . . . . . . . .61
Section 10.03.  Notification to Certificateholders . . . . . . . 61
Section 10.04.  Waiver of Past  Defaults . . . . . . . . . . . . 62

                 ARTICLE XI

                 THE TRUSTEE

Section 11.01.  Duties of Trustee . . 62
Section 11.02.  Trustee's Certificate. . . . . . . . . . . . . . . 64
Section 11.03.  Trustee's Assignment of Purchased Receivables. . . 65
Section 11.04.  Certain Matters Affecting Trustee. . . . . . . . . 65
Section 11.05.  Trustee Not Liable for Certificates or Receivables.66
Section 11.06.  Trustee May Own Certificates . . . . . . . . . . . 67
Section 11.07.  Trustee's Fees and Expenses . .. . . . . . . . . . 67
Section 11.08.  Eligibility Requirements for Trustee . . . . ......67
Section 11.09.  Resignation or Removal of Trustee . . . . . . . .  68
Section 11.10.  Successor Trustee . . . . . . . .. . . ..  .  .  . 68
Section 11.11.  Merger or Consolidation of Trustee . . . . .  .  . 69
Section 11.12.  Appointment of Co-Trustee or Separate Trustee. . . 69
Section 11.13.  Representations and Warranties of Trustee  . . . . 70
Section 11.14.  No Bankruptcy Petition . . . . . . . . . . . ..  .  71




                 ARTICLE XII

                 TERMINATION

Section 12.01.  Termination of the Trust. . . . . . . . . . . . . . . 71
Section 12.02.  Optional Purchase of All Receivables. . . . . . . . . 73
Section 12.03.  Notice. . . . . . . . .  .  .  .  .  .  .  .  .  .  . 73

                ARTICLE XIII

          MISCELLANEOUS PROVISIONS

Section 13.01.  Amendment . . . . . . 73
Section 13.02.  Protection of Title to Trust. . . . . . . . . . . . . 74
Section 13.03.  Limitation on Rights of Certificateholders. . . . . . 75
Section 13.04.  Governing Law . . . . .  .  .  .  .  .  .  .  .  .  . 75
Section 13.05.  Notices . . . . . . .  ..  .  .  .  .  .  .  .  .  .  76
Section 13.06.  Severability of Provisions . . . . . . . . . . .  .  .76
Section 13.07.  Assignment. . . . . . .  . .  .  .  .  .  .  .  .  .  77
Section 13.08.  Certificates Nonassessable and Fully Paid . . . . . . 77
Section 13.09.  Counterparts. . . . .  . .  .  .  .  .  .  .  .  .  . 77
Section 13.10.  Limited Recourse to Seller . . . . . . . . . . . . . .77

EXHIBIT A     Forms of Certificates . .A-1-1
EXHIBIT B     [Reserved]. . . . . . . . .B-1
EXHIBIT C     Form of Trustee's Statement
              to Certificateholders. . ..C-1
EXHIBIT D     [Reserved]. . . . . . . . .D-1
EXHIBIT E     Location of Servicer Files E-1
EXHIBIT F1    [Reserved]. . . . . . . .F-1-1
EXHIBIT F2    [Reserved]. . . . . . . .F-2-1
EXHIBIT G     Wiring Instructions Form  .G-1
EXHIBIT H     [Reserved]. . . . . . . . .H-1
EXHIBIT I     Risk Default Insurance
              Policy. . . . . . . . . . .I-1
EXHIBIT J     VSI Insurance Policy. . . .J-1
EXHIBIT K     Form of Transferee Letter
              (Rule 144A Transfer) .  . .K-1
EXHIBIT L     Form of Transferee Letter
              (Non-Rule 144A Transfer) . L-1
EXHIBIT M     Form of ERISA
Representation Letter  . . . . . . . . . .M-1
EXHIBIT N     Form of Notice of Funding.. N-1
EXHIBIT O     Form of Officer's
              Certificate  . .  . . . . .O-1
EXHIBIT P     Assignment. . . . . . . . .P-1
EXHIBIT Q     [Reserved]. . . . . . . . .Q-1
EXHIBIT R     Form of Trustee's
              Certificate . . . . . . . .R-1
EXHIBIT S     [Reserved]. . . . . . . . .S-1

        STANDARD TERMS AND CONDITIONS

                INTRODUCTION

     The following Standard Terms and
Conditions shall be applicable to each Trust formed by the Seller pursuant to the foregoing Master Trust
Agreement, with respect to which a Pooling and Servicing Agreement incorporating by reference these Standard Terms and Conditions shall have been executed, subject to such modifications as may be specified in such particular Pooling and Servicing Agreement and as may be permitted under Article V of the Master Trust Agreement.

                  ARTICLE I

                 DEFINITIONS

     Whenever used in these Standard Terms, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Accounts" shall mean the accounts and
funds identified in Section 5.01 hereof.

     "Additional Receivables" means all
Receivables sold by the Seller to the Trust after the Closing Date and during the Funding Period, if any, which shall be listed on Schedule A to the related assignment, delivered pursuant to the Agreement.

     "Aegis Finance" means Aegis Auto Finance,
Inc., a Delaware corporation, its successors and assigns.

     "Aegis Finance Servicing Agreement" means the Servicing Agreement providing for the servicing of the Receivables among Aegis Finance, the Backup Servicer and the Trustee, and all amendments, modifications and supplements thereto.

     "Affiliate" of any Person means any other
Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be "controlled by" any other Person if such other
Person possesses, directly or indirectly, power

     (a)  to vote 10% or more of the securities
(on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

     (b)  to direct or cause the direction of the
management and policies of such Person whether by contract or otherwise.

     "Agreement" means the Pooling and
Servicing Agreement executed by the Seller, the Backup Servicer and the Trustee as of the date set forth thereon, into which these Standard
Terms and Conditions shall be incorporated by reference, and all amendments, modifications and supplements thereto.

     "Amount Financed" means, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

     "Annual Percentage Rate" or "APR" means, with respect to a Receivable, the annual rate of finance charges stated in the Receivable.

     "Available Interest Distribution Amount" means, for any Distribution Date, the sum of the following amounts with respect to the preceding
Collection Period: (i) that portion of all collections of Scheduled Payments on Receivables allocable to interest; (ii) Liquidation Proceeds and other
Recoveries to the extent allocable to interest due on Liquidated Receivables and Defaulted Receivables in accordance with the Servicer's customary servicing procedures; (iii) Risk Default Insurance
Proceeds to the extent allocable to interest as determined by the Servicer; (iv) the earnings, if any, on amounts in the Funding Account (if any) accrued during the related Collection Period, and for the initial Distribution Date, such earnings as have accrued to such date; and (v) the Purchase
Amount of each Receivable that became a
Purchased Receivable during the related Collection
Period to the extent attributable to accrued interest thereon; provided, however, that in calculating the Available Interest Distribution Amount the following will be excluded: all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Principal
Distributable Amount with respect to a prior
Distribution Date.

     "Available Principal Distribution Amount" means, for any Distribution Date, the sum of the following amounts with respect to the preceding
Collection Period: (i) that portion of all collections of Scheduled Payments and prepayments in full or in part on Receivables allocable to principal; (ii)
Liquidation Proceeds and other Recoveries allocable to the principal amount of Liquidated Receivables and Defaulted Receivables in accordance with the Servicer's customary servicing procedures; (iii)
Risk Default Insurance Proceeds to the extent not allocable to interest as determined by the Servicer;
(iv) amounts deposited in the Collection Account pursuant to Section 3.02(b) in respect of Receivables that became Substitute Receivables during the related Collection Period; and (v) to the extent attributable to principal, the Purchase
Amount of each Receivable that became a
Purchased Receivable during the preceding
Collection Period; provided, however, that in calculating the Available Principal Distribution
Amount the following will be excluded: all payments and proceeds (including Liquidation
Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Principal Distributable Amount with respect to a prior Distribution Date.

     "Backup Servicer" means Norwest Bank
Minnesota, National Association, until any successor Backup Servicer is appointed or succeeds to the duties and obligations of the Backup Servicer hereunder, and thereafter means the Eligible
Servicer appointed successor Backup Servicer pursuant to Section 9.02 or 10.02.

     "Bankruptcy Code" means the federal
Bankruptcy Code of 1978, as amended, 11 US
101 through 1330.

     "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions (including the Federal Reserve Bank, if applicable) in the cities in which the principal offices of the Trustee or the Servicer are located, or New York, New York, or Jersey City, New Jersey shall be authorized or obligated by law, executive order, or governmental decree to be closed. Any action required to be taken on a day which falls on a non-Business Day shall be conducted on the next
Business Day.

     "Certificate" means a Class A Certificate or a Class B Certificate.

     "Certificate Account" means the trust
account designated as such, established and maintained pursuant to Section 5.01.

     "Certificate Register" and "Certificate
Registrar" mean the register maintained and the registrar appointed pursuant to Section 7.03.

     "Certificateholder" or "Holder" means the
Person in whose name the respective Certificate shall be registered in the Certificate Register, except that, solely for the purposes of giving any approval, consent, waiver, request or demand pursuant to this Agreement, the interest evidenced by any Certificate registered in the name of the Seller, the Servicer, the Backup Servicer, the
Trustee or any Affiliate of any of the foregoing shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

     "Certificateholder Statement" means the
Statement the form of which is attached hereto as Exhibit C.

     "Class" means all Certificates having the same priority of payment and bearing the same alphabetical designation (A or B).

     "Class A Certificate" means any one of the Certificates executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A-1 hereto.

     "Class A Certificate Balance" shall equal, initially, the Class A Percentage of the aggregate
Principal Balance of the Initial Receivables as of the initial Cutoff Date plus the Class A Percentage of the Original Pre-Funded Amount, if any, and, thereafter, the initial Class A Certificate Balance, reduced by all amounts previously distributed to Class A Certificateholders as principal.

     "Class A Distributable Amount" means, on any Distribution Date, the sum of the Class A
Interest Distributable Amount and the Class A
Principal Distributable Amount.

     "Class A Interest Carryover Shortfall"
means, as of the close of any Distribution Date, the excess of the Class A Interest Distributable Amount for such Distribution Date plus any outstanding
Class A Interest Carryover Shortfall from the previous Distribution Date plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest that the holders of the Class A Certificates actually received on such Distribution Date.

     "Class A Interest Distributable Amount"
means, (i) for any Distribution Date (other than the Initial Distribution Date), one-twelfth of the product of (x) the Class A Rate and (y) the Class A
Certificate Balance as of the close of business on the preceding Distribution Date (after giving effect to any distribution of principal on the Class A
Certificates made on such preceding Distribution
Date) and (ii) for the Initial Distribution Date, the product of (x) the Class A Rate, (y) the initial Class
A Certificate Balance and (2) a fraction the numerator of which is the number of days from and including the Closing Date to and including the end of the calendar month in which the Closing Date occurs, and the denominator of which is 360.

     "Class A Percentage" has the meaning set forth in the Agreement.

     "Class A Principal Carryover Shortfall"
means, as of the close of any Distribution Date, the excess of the Class A Principal Distributable
Amount plus any outstanding Class A Principal
Carryover Shortfall from the preceding Distribution
Date over the amount of principal that the holders of the Class A Certificates actually received on such Distribution Date pursuant to Section 5.06.

     "Class A Principal Distributable Amount" means, with respect to any Distribution Date, the Class A Percentage of the Principal Distributable
Amount.

     "Class B Certificate" means any one of the Certificates executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A-2 hereto.

     "Class B Certificate Balance" shall equal, initially, the Class B Percentage of the aggregate
Principal Balance of the Initial Receivables as of the initial Cutoff Date plus the Class B Percentage of the Original Pre-Funded Amount, if any, and, thereafter, the initial Class B Certificate Balance, reduced by all amounts previously distributed to Class B Certificateholders as principal.

     "Class B Distributable Amount" means, on any Distribution Date, the sum of the Class B
Interest Distributable Amount and the Class B
Principal Distributable Amount.

     "Class B Interest Distributable Amount"
means, (i) for any Distribution Date (other than the Initial Distribution Date), one-twelfth of the product of (x) the Class B Rate and (y) the Class B
Certificate Balance as of the close of business on the preceding Distribution Date (after giving effect to any distribution of principal on the Class B
Certificates made on such preceding Distribution
Date) and (ii) for the Initial Distribution Date, the sum of (1) the product of (x) the Class B Rate, (y) the initial Class B Certificate Balance and (z) a fraction the numerator of which is the number of days from and including the Closing Date to and including the end of the calendar month in which the Closing Date occurs, and the denominator of which is 360, plus (2) an amount equal to that portion of the purchase price of the Class B
Certificates under the Master Certificate Purchase
Agreement equal to the interest payable under the Warehouse Facility.

     "Class B Percentage" has the meaning set forth in the Agreement.

     "Class B Principal Carryover Shortfall"
means, as of the close of any Distribution Date, the excess of the Class B Principal Distributable
Amount plus any outstanding Class B Principal
Carryover Shortfall from the preceding Distribution
Date over the amount of principal that the holders of the Class B Certificates actually received on such Distribution Date pursuant to Section 5.06.

     "Class B Principal Distributable Amount" means, as of any Distribution Date, the Class B
Percentage of the Principal Distributable Amount.

     "Class Certificate Balance" means, with
respect to the applicable Class of Certificates, the Class A Certificate Balance or the Class B
Certificate Balance.

     "Class Factor" means, with respect to any Distribution Date and any Class of Certificates, a seven-digit decimal figure computed by the Trustee equal to the Class Certificate Balance of such Class as of such Distribution Date divided by the Original
Class Certificate Balance thereof.

     "Class Percentage" means, with respect to the applicable Class of Certificates, the Class A
Percentage or the Class B Percentage.

     "Clearing Agency" means an organization
registered as a "clearing agency" pursuant to
Section 17A of the Exchange Act.

     "Clearing Agency Participant" means a
broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing
Agency.

     "Closing Date" shall be determined
separately for each Trust and shall be specified in the corresponding Agreement.

     "Code" means the Internal Revenue Code of
1986, as amended.

     "Collection Account" means the trust account designated as such, established and maintained pursuant to Section 5.01.

     "Collection Period" means, with respect to a Distribution Date, the calendar month immediately prior to such Distribution Date. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (1) all applications of collections, and (2) all distributions.

     "Corporate Trust Office" means the office of the Trustee at which its corporate trust business shall be administered, which office at the date of this Agreement shall be 6th Street and Marquette
Avenue, Minneapolis, Minnesota 55479-0070,
Attention: Corporate Trust Services --Asset-Backed
Administration, or such other address as shall be designated by the Trustee in written notice to the Seller, the Backup Servicer, the Servicer and each Certificateholder.

     "Custodian" means the Person acting as
Custodian of the Trust pursuant to Section 3.03, its successor in interest and any successor custodian.

     "Custodian Fees" shall have the meaning set forth in the Agreement.

     "Custodian Files" means the documents
specified in Section 3.03(a).

     "Dealer" means any licensed or franchised factory-authorized motor vehicle dealer, or affiliate thereof, who sold a Financed Vehicle to an Obligor and who originated the respective Receivable which was acquired by Aegis Finance.

     "Dealer Recourse" means, with respect to a Receivable, all recourse rights against the Dealer that originated the Receivable, and any successor
Dealer.

     "Defaulted Receivable" means any
Receivable, other than a Liquidated Receivable, as to which the Obligor became 90 days past due
(calculated on the basis of a 360-day year of 12 30-day months) in making Scheduled Payments during the prior Collection Period.

     "Demand Note" has the meaning set forth in
Section 3.2(b) of the Master Trust Agreement.

     "Delivery Date" has the meaning set forth in
Section 3.08(b)(i).

     "Determination Date" means, with respect to any Distribution Date, the eighth (8th) Business
Day of the calendar month of such Distribution
Date; provided, however, if such Business Day is later than the eleventh (11th) day of such month, then the Determination Date shall mean the next earlier Business Day which is not later than the eleventh (11th) day of such calendar month.

     "Discount Rate" has the meaning set forth in the Agreement.

     "Dissolution" means, with respect to the Seller, bankruptcy, insolvency or dissolution.

     "Distribution Date" means, for each
Collection Period, the 20th day of the month following the month in which the Collection Period ends, or if the 20th day is not a Business Day, the next following Business Day, beginning on the Initial Distribution Date.

     "Eligible Account" means a segregated
account (except as otherwise permitted with respect to the Lock-Box Account) which may be an account maintained with the Trustee, which is either (a) maintained with an Eligible Institution, or (b) a segregated trust account or similar account maintained with a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. 9.10(b).

     "Eligible Institution" means a depository institution or trust company whose long-term unsecured debt obligations are rated at least "A" by S&P or "A2" by Moody's (provided that, if only one such rating agency rates such institution, such single rating shall suffice).

     "Eligible Investments" means negotiable
instruments or securities or other investments (a) which, except in the case of demand or time deposits, investments in money market funds and repurchase obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a clearing agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers and
(b) which evidence:

         (i)   direct obligations of, and
     obligations fully guaranteed as to full and timely payment by, the United States of America;

        (ii)   demand deposits, time
     deposits or certificates of deposit of
     depository institutions or trust companies incorporated under the laws of the United
     States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the short-term unsecured debt obligations of such depository institution or trust company shall have credit ratings from either S&P or Moody's in the highest investment category granted by S&P or Moody's, as applicable;

       (iii)   commercial paper having, at
     the time of the Trust's investment or
     contractual commitment to invest therein, a rating from either S&P or Moody's in the highest investment category by S&P or Moody's;

        (iv)   bankers' acceptances issued
     by any depository institution or trust
     company referred to in (ii) above;

         (v)   investments in money market
     funds having the highest investment category from either S&P or Moody's (such investments may include money market funds sponsored by Norwest Bank
     Minnesota, National Association that have a credit rating from either S&P or Moody's);

        (vi)   time deposits (having
     maturities of not more than 30 days) or
     notes which are payable on demand by an
     entity the commercial paper of which has the highest investment category granted by either S&P or Moody's; and

       (vii)   repurchase obligations with
     respect to any security described in clause
     (i) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in clause (ii) above.

Any Eligible Investments may be purchased by or through the Trustee or any of its affiliates.

     "Eligible Servicer" means any entity which, at the time of its appointment as Backup Servicer, Servicer or subservicer, and for so long as such entity is acting in such capacity, (i) is servicing a portfolio of motor vehicle retail installment sale contracts or motor vehicle loans, (ii) is legally qualified (or is acting through an Affiliate which is legally qualified) and has the capacity to service the Receivables, (iii) has demonstrated the ability to professionally and competently service a portfolio of similar contracts in accordance with industry standards of skill and care, (iv) is qualified and entitled to use, and agrees to maintain the confidentiality of, the software that the Backup
Servicer, Servicer or a subservicer uses in connection with performing its duties and responsibilities under this Agreement, a supervisory servicing agreement, the Servicing Agreement or a subservicing agreement or obtains rights to use or develops its own software which is adequate to perform its duties and responsibilities under this Agreement, a supervisory servicing agreement, the Servicing Agreement or a subservicing agreement and (v) is approved by the Risk Default Insurer.

     "ERISA" means the Employee Retirement
Income Security Act of 1974, as amended.

     "ERISA-Restricted Certificate" means any
Class B Certificate.

     "Event of Backup Servicing Default" with respect to the Backup Servicer means an event specified in Section 10.01.

     "Event of Servicing Default" means an event specified in paragraph VI of the Servicing
Agreement.

     "Excess Interest Collections" has the
meaning set forth in Section 5.05(b).

     "Excess Receipts" means, with respect to any Distribution Date, the remaining amount on deposit in the Collection Account after all distributions pursuant to Section 5.06 have been made.

     "Exchange Act" means the Securities
Exchange Act of 1934, as amended.

     "Final Funding Date" means the date upon which the balance in the Funding Account is reduced to zero.

     "Financed Vehicle" means an automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Funding Account" means the trust account, if any, designated as such, established and maintained pursuant to the Agreement and Sections 5.01 and 5.08 hereof.

     "Funding Date" means each date occurring no more than once per calendar week during the Funding Period, if any, on which Additional
Receivables are sold to the Trust.

     "Funding Event" shall mean, with respect to a Funding Date, if any, the occurrence of the events required to occur in accordance with Section 3.08.

     "Funding Period" has the meaning set forth in the Agreement, which in no case shall be more than fifteen days from the Closing Date of the corresponding Trust.

     "Initial Distribution Date" has the meaning set forth in the Agreement.

     "Initial Receivables" means all Receivables sold to the Trust by the Seller on the Closing Date.

     "Insurance Policy" means, with respect to a Receivable, any comprehensive, collision, fire and theft insurance policy required to be maintained by the Obligor with respect to the Financed Vehicle, the VSI Insurance Policy, and any credit life and disability insurance maintained by the Obligor or Seller and benefitting the holder of the Receivable.


     "Investment Company Act" means the
Investment Company Act of 1940, as amended.

     "Lien" means a security interest, lien,
charge, pledge, equity or encumbrance of any kind.

     "Liquidated Receivable" means any
Receivable, other than a Receivable that first became a Defaulted Receivable, liquidated by the Servicer through sale of the Financed Vehicle or otherwise.

     "Liquidation Proceeds" means the moneys
collected during the respective Collection Period on a Liquidated Receivable, whether through foreclosure or otherwise, other than Risk Default
Insurance Proceeds, net of the sum of any amounts expended by the Servicer for the account of the Obligor and the expenses incurred in the liquidation.

     "Lock-Box Account" means the account(s)
designated as such, established and maintained pursuant to Section 5.01 hereof, into which account shall be deposited only those moneys collected with respect to the Receivables as contemplated herein and moneys collected with respect to other retail installment sales contracts originated or purchased by Aegis Finance or its Affiliates.

     "Lock-Box Account Depository" means each of Wells Fargo Bank, N.A., and Commerce Bank, acting as Lock-Box Account Depository hereunder, its successors in interest and any successors appointed pursuant to paragraph IX of the Servicing
Agreement.

     "Majority Certificateholders" means Holders of Certificates evidencing not less than 51% of the Voting Interests of each Class thereof.

     "Master Certificate Purchase Agreement"
means the Master Certificate Purchase Agreement dated March 14, 1997 among the Seller, The Aegis
Consumer Funding Group, Inc., III Finance Ltd.,
III Global Ltd. and III Limited Partnership, as amended, supplemented or restated.

     "Master Trust Agreement" means the Master
Trust Agreement dated as of March 1, 1997 by and between the Seller and the Trustee, as amended.

     "Miscellaneous Servicer Collections" means, with respect to a Collection Period, all late charges, extension fees and recoveries of expenses relating to liquidation, repossession and other costs previously incurred by the Servicer.

     "Monthly Servicing Certificate" means the certificate substantially in the form of Schedule B to the Servicing Agreement.

     "Moody's" means Moody's Investors Service or any successors thereto.

     "Net Loss" means, with respect to a
Collection Period, the sum of the Principal Balances of Receivables that became Liquidated Receivables or Defaulted Receivables during such Collection
Period, minus Recoveries and Risk Default
Insurance Proceeds (to the extent allocable to principal) received in such Collection Period.

     "Nonconforming Insured Receivables" means
Receivables which were not originated in accordance with the Underwriting Guidelines but which are covered by a Risk Default Insurance
Policy.

     "Notice of Funding" has the meaning set
forth in Section 3.08(b)(ii)(C).

     "Obligor" means, with respect to a
Receivable, the purchaser or co-purchasers of the Financed Vehicle and/or any other Person who owes payments under such Receivable.

     "Officer's Certificate" means a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, any assistant vice president, any trust officer, the treasurer, the controller or any assistant treasurer or any assistant controller of the Seller, the Trustee, the Servicer, the Custodian or the Backup Servicer, as appropriate.

     "Opinion of Counsel" means a written
opinion of counsel who may but need not be counsel to the Seller or Servicer, which counsel shall be acceptable to the Trustee.

     "Optional Purchase Percentage" means 10% of the Original Pool Balance.

     "Original Certificate Balance" means, as to any Certificate, the initial certificate balance stated on the face of such Certificate.

     "Original Pool Balance" means the initial
Principal Balance of all Receivables (including
Additional Receivables) as of their respective Cutoff
Dates.

     "Original Pre-Funded Amount" means the
amount deposited in the Funding Account, if any, on the Closing Date, which amount shall not exceed
30% of the Original Pool Balance.

     "Pass-through Rate" means, with respect to the applicable Class of Certificates, the Class A
Rate or the Class B Rate.

     "Percentage Interest" means, with respect to any Certificate, the percentage ownership interest of such Certificate in the aggregate of amounts distributable hereunder to the related Class of Certificates. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Original Certificate Balance thereof divided by the aggregate Original Class Certificate Balance of the related Class.

     "Person" means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Plan" means an employee benefit plan
subject to ERISA or a plan or other retirement arrangement subject to Section 4975 of the Code.

     "Pool Balance" means, as of the day of
calculation, the aggregate Principal Balance of the Receivables less Net Losses.

     "Pool Factor" means, as of any Distribution
Date, a seven-digit decimal figure equal to the Pool
Balance for such Distribution Date divided by the Original Pool Balance.

     "Principal Balance" means, with respect to any Receivable at any time, the Amount Financed minus the sum of (a) the portion of all payments made by or on behalf of the related Obligor and allocable to principal using the Simple Interest
Method and (b) the portion of any payment of the Purchase Amount with respect to the Receivable allocable to principal, calculated as of the close of business on the last day of the prior Collection
Period (or, prior to the end of the first Collection
Period, calculated as of the close of business on the day immediately prior to the Cutoff Date).

     "Principal Distributable Amount" means,
with respect to any Distribution Date the sum of: (i) the portion of all Scheduled Payments allocable to principal (including delinquent payments) collected during the preceding Collection Period on the Receivables; (ii) the principal portion of all prepayments in full or in part received during the preceding Collection Period (without duplication of amounts included in clause (i) above); (iii) the Principal Balance of each Receivable that became a Purchased Receivable during the preceding
Collection Period (without duplication of amounts referred to in clauses (i) and (ii) above); (iv) the Principal Balance of each Receivable that became a Liquidated Receivable during the preceding
Collection Period (without duplication of amounts included in clause (i), (ii) and (iii) above), and (v) the Principal Balance of each Receivable that became a Defaulted Receivable during the preceding
Collection Period (without duplication of amounts included in clause (i), (ii), (iii) and (iv) above);
provided, however, that in calculating the Principal
Distributable Amount the following will be excluded: all payments and proceeds of any Purchased Receivables the Purchase Amount of which has been included in the Principal
Distributable Amount in a prior Collection Period.
Further, (i) with respect to the Distribution Date immediately following the end of the Funding
Period, if any, the principal required to be distributed to Certificateholders shall include an amount equal to the remaining balance in the Funding Account on the last day of the Funding
Period, to the extent allocable to principal, and (ii) with respect to the Distribution Date following the substitution of a Receivable pursuant to Section
3.02, the principal required to be distributed to Certificateholders shall include the difference, if any, between the outstanding Principal Balance of the replaced Receivable and the outstanding
Principal Balance of the substitute Receivable.

     "Purchase Agreement" means the Master
Purchase Agreement dated as of March 1, 1997 providing for Aegis Finance's sale of the Receivables to the Seller.

     "Purchase Amount" means the amount, as of the close of business on the last day of a Collection
Period, required to prepay in full the respective
Receivable under the terms thereof, including the principal amount thereof and interest to the end of such Collection Period.

     "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Seller or by Aegis
Finance on behalf of the Seller pursuant to the Purchase Agreement.

     "Rated Certificates" means each Class of Certificates, if any, that has been rated by a Rating
Agency at the request of the Seller.

     "Rated Entity" shall mean a Person whose long-term unsecured debt obligations (at the time of the transfer under Section 7.03) are rated within the investment grade categories of either Moody's or S&P.

     "Rating Agency" means any statistical credit rating agency, or its successor, providing a rating for any of the Certificates at the request of the Seller.

     "Receivable" means any retail installment sales contract and security agreement identified on the Schedule of Receivables. Any Receivable transferred to a Trust hereunder shall be the sole and exclusive property of such Trust, subject to the rights of the Seller therein.

     "Receivables Cash Purchase Price" means
with respect to any Additional Receivable, an amount equal to 100% of the Principal Balance of such Additional Receivable (or 92% if such
Additional Receivable is Uninsured).

     "Record Date" means the last day of the
Collection Period preceding a Distribution Date or termination of the Trust.

     "Recoveries" means all amounts received
(net of out-of-pocket costs of collection), other than Risk Default Insurance Proceeds, with respect to
Defaulted Receivables and Liquidated Receivables.

     "Refunding Event" means the transfer of
remaining funds in the Funding Account, if any, to the Certificate Account and distribution to the Certificateholders on a pro rata basis, on the Distribution Date immediately following the end of the Funding Period, of such remaining funds in the Funding Account in accordance with Section 5.06 hereof.

     "Required Deposit Rating" means a rating of an institution which has either short-term deposits of "P-1" by Moody's, or short-term deposits of "A-1+" by S&P; and any requirement that deposits have the "Required Deposit Rating" shall mean that such deposits have the foregoing required ratings by Moody's or S&P.

     "Reserve Fund" means the separate fund
established and maintained pursuant to the Master
Trust Agreement outside of the Trust.

     "Reserve Fund Draw" has the meaning
specified in the Master Trust Agreement.

     "Reserve Fund Initial Deposit" shall be
determined separately for each Trust, shall be specified in the corresponding Agreement, and shall be equal to the present value of the "Term Note" which is a permitted investment under Section
3.2(b) of the Master Trust Agreement, discounted at the Discount Rate.

     "Reserve Fund Property" has the meaning
specified in the Master Trust Agreement.

     "Reserve Requirement" means the greater of
(i) $1,000,000 and (ii) 5% of the aggregate outstanding Principal Balance of the Receivables of all Trusts which are outstanding as of the date of determination.


     "Residual Interest" means the right of the Seller to all distributions from, and assets of, the Trust, after payment in full of the fees and expenses of the Backup Servicer, the Servicer, the Trustee and the Custodian and payment in full of the Certificates upon termination of this Agreement.

     "Retention Amount" means the insured's
deductible (initially equal to 10% of the aggregate insured portion of the Amount Financed of the Receivables) under the terms of the Risk Default
Policy as described therein.

     "Risk Default Insurance Policy" or "Risk
Default Policy" means each insurance policy listed on Exhibit I issued by the Risk Default Insurer, which shall show Aegis Finance as named insured and the Trustee as an additional insured or pool certificate holder thereunder, including all endorsements thereto, the original of which policy and endorsements shall be delivered to the Custodian on or prior to the Closing Date.

     "Risk Default Insurance Proceeds" means the proceeds received by the Trustee, the Backup
Servicer, the Servicer, the insured or any other
Person under the Risk Default Policy, which proceeds shall include allocations to principal and interest as determined by the Servicer.

     "Risk Default Insurer" means The
Connecticut Indemnity Company, its successors and assigns, or Empire Fire & Marine Insurance Co., a division of Zurich Insurance Company, its successors and assigns.

     "Schedule of Receivables" means the list of Receivables annexed to the Agreement as Appendix
A; provided that such Appendix A shall be deemed to be amended on each Funding Date, if any, to add
Additional Receivables acquired by the Trust on each such date pursuant to the Agreement.
Appendix A shall include an indication of any Receivables that are Uninsured Receivables or Nonconforming Insured Receivables.

     "Scheduled Payment" means the fixed
payment required to be made by the Obligor during the respective Collection Period sufficient to fully amortize the Principal Balance under the Simple
Interest Method over the term of the Receivable and to provide interest at the applicable APR, including any delinquent payment; provided, however, that "Scheduled Payment" does not include
Miscellaneous Servicer Collections.

     "Securities Act" means the Securities Act of
1933, as amended.

     "Seller" means Aegis Auto Funding Corp.
IV, a Delaware corporation, as the seller of the Receivables to the Trust under this Agreement, and its successors (in the same capacity) pursuant to
Section 8.03.

     "Servicer" means Aegis Finance, as servicer of the Receivables pursuant to the Servicing
Agreement or any other Eligible Servicer acting as servicer pursuant to the Servicing Agreement in accordance with Section 4.01, as the context may require.

     "Servicer Files" shall have the meaning set forth in Section 3.03(b).

     "Servicing Agreement" means the Aegis
Finance Servicing Agreement or another servicing agreement entered into by the Backup Servicer and the Trustee with an Eligible Servicer which shall be substantially in the form of the Aegis Finance
Servicing Agreement or such other form as shall be approved by the Majority Certificateholders.

     "Servicing Fee" means the fee payable to the Servicer for services rendered during the respective
Collection Period, determined pursuant to the Servicing Agreement.

     "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Receivables whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Servicer, as such list may be amended from time to time.

     "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid principal balance multiplied by a fraction the numerator of which is the number of days elapsed since the preceding payment was made and the denominator of which is 365.

     "Simple Interest Receivable" means any
Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "S&P" means Standard & Poor's Ratings
Services, a division of The McGraw-Hill
Companies, Inc., or any successors thereto.

     "SST" means System and Services
Technology, Inc., a Missouri corporation, its successors and assigns.

     "Standard Terms"  means these Standard
Terms and Conditions, as the same may be modified or amended from time to time.

     "State" means any state of the United States of America, or the District of Columbia.

     "Subordinate Holder" means the Holder of any Certificate that is subordinated in payment to the Class A Certificates.

     "Substitute Receivable" means any
replacement Receivable substituted for another
Receivable in accordance with Section 3.02(b).

     "Total Available Distribution Amount"
means, for each Distribution Date, the sum of the Available Interest Distribution Amount, the
Available Principal Distribution Amount and the
Miscellaneous Servicer Collections.

     "Transition Costs" means an amount
necessary to reimburse the successor to the Servicer, the Trustee or the Backup Servicer, as the case may be, for reasonable costs and expenses incurred in connection with such transition(s).

     "Trust" means the Trust created by the
Agreement, the estate of which shall consist of the Trust Property.

     "Trust Property" shall have the meaning set forth in Article II of the Agreement.

     "Trustee" means the Person acting as
Trustee of the Trust under the Agreement, its successor in interest and any successor trustee pursuant to Section 11.10.

     "Trustee Fee" shall have the meaning set forth in the Agreement.

     "Trustee Officer" means any vice president or assistant vice president, any assistant secretary, any trust officer or any other officer of the Corporate Trust Department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Trustee's Certificate" means a certificate completed and executed by the Trustee by a Trustee
Officer pursuant to Section 11.02, substantially in the form of, in the case of an assignment to the Seller, Exhibit R.

     "UCC" means the Uniform Commercial
Code as in effect from time to time in the relevant jurisdictions.

     "Underwriting Guidelines" means the
underwriting guidelines of Aegis Finance with respect to each of its programs, as in effect at the time of origination of each Receivable.

     "Uninsured Receivables" means Receivables not covered by a Risk Default Insurance Policy.

     "Vendor's Single Interest Physical Damage
Insurance Policy" or "VSI Insurance Policy" means the insurance policy listed on Exhibit J issued by the VSI Insurer, including all endorsements thereto.

     "Voting Interests" means the portion of the voting interests of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. Voting
Interests shall be allocated to the Class A and Class
B Certificates, respectively, in proportion to their Class Certificate Balances. Voting Interests allocated to each Class of Certificates shall be allocated among the Certificates within each such class in proportion to their Certificate Balances.
Where the Voting Interests are relevant in determining whether the vote of the requisite percentage of the Certificateholders necessary to effect any consent, waiver, request or demand shall have been obtained, the Voting Interests shall be deemed to be reduced by the amount equal to the Voting Interests (without giving effect to this provision) represented by the interests evidenced by any Certificate registered in the name of the Servicer, Aegis Finance, the Seller or any Person known to a Trustee Officer to be an Affiliate of any such foregoing entities, unless such entity owns all affected Certificates.

     "VSI Insurer" means Guaranty National
Insurance Company.

     "Warehouse Facility" means the Loan and Security Agreement dated as of March 14, 1997 among Aegis Finance, III Finance Ltd and III
Global Ltd.

                 ARTICLE II

               INTERPRETATION

     Section 2.01.  Usage of Terms.  With
respect to all terms in these Standard Terms, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by these Standard Terms; references to Persons include their permitted successors and assigns; and the term
"including" means "including without limitation."

     Section 2.02.  Cutoff Date and Record
Date. All references to the Record Date prior to the first Record Date in the life of the Trust shall be to the Closing Date.

     Section 2.03.  Section References.  Unless
otherwise indicated, all section references shall be to Sections in these Standard Terms.


                 ARTICLE III

               THE RECEIVABLES

     Section 3.01.  Representations and
Warranties of Seller.

          (a)  The Seller makes the
     following representations and warranties as to the Receivables on which the Trustee relies in accepting the Receivables in trust on the Closing Date and each Funding Date and executing and authenticating the
     Certificates on the Closing Date.  Such
     representations and warranties speak as of the Closing Date with respect to the Initial
     Receivables and as of the related Funding
     Date with respect to Additional Receivables to be acquired on such date, but shall survive the sale, transfer and assignment of the Receivables to the Trustee.

             (i)    Characteristics of
         Receivables.  Each Receivable (A)
         has been originated in the United
         States of America by Aegis Finance
         or a Dealer for the retail sale of a
         Financed Vehicle in the ordinary
         course of Aegis Finance's or such
         Dealer's business, has been fully and
         properly executed by the parties
         thereto, and, if originated by a
         Dealer, has been purchased by Aegis
         Finance in the ordinary course of
         business from such Dealer or has
         been financed for such Dealer under
         an existing agreement with Aegis
         Finance, (B) has created a valid,
         subsisting and enforceable first
         priority security interest in favor of
         Aegis Finance or the Dealer in the
         Financed Vehicle, which security
         interest, (1) if in favor of the Dealer, has been assigned by the Dealer to Aegis Finance, (2) in either case has been duly assigned by Aegis Finance to the Seller, and (3) has been assigned by the Seller to the Trustee,
         (C) is covered by the VSI Insurance
         Policy and, except as identified on
         the Schedule of Receivables, the Risk
         Default Insurance Policy, (D)
         contains customary and enforceable
         provisions such that the rights and
         remedies of the holder thereof are
         adequate for realization against the
         collateral of the benefits of the
         security and (E) provides for level
         monthly payments (provided that the
         payment in the first or last month in
         the life of the Receivable may be
         different from the level payment) that
         fully amortize the Amount Financed
         over an original term of no greater
         than 60 months and yield interest at
         the Annual Percentage Rate.


            (ii)     Compliance With
         Law.  Each Receivable and the sale
         of each Financed Vehicle (A)
         complied at the time it was
         originated or made and at the
         Closing Date or the applicable
         Funding Date, as the case may be,
         complies in all material respects with
         all requirements of applicable
         federal, State and local laws and
         regulations thereunder, including,
         without limitation, usury laws, the
         Federal Truth-in-Lending Act, the
         Equal Credit Opportunity Act, the
         Fair Credit Reporting Act, the Fair
         Debt Collection Practices Act, the
         Federal Trade Commission Act, the
         Magnuson-Moss Warranty Act, the
         Federal Reserve Board's Regulations
         B and Z, State adaptations of the
         National Consumer Act and of the
         Uniform Consumer Credit Code, and
         other consumer credit laws and equal
         credit opportunity and disclosure
         laws and (B) does not contravene any
         applicable contracts to which Aegis
         Finance is a party and no party to
         such contract is in violation of any
         applicable law, rule or regulation
         which is material to the Receivable
         or the sale of the Financed Vehicle.

            (ii)    Binding Obligation.
         Each Receivable represents the
         genuine, legal, valid and binding
         payment obligation in writing of the
         Obligor, enforceable by the holder
         thereof in accordance with its terms.
         Each Receivable is denominated and
         payable solely in U.S. dollars.

           (iii)    No Government
         Obligor or Affiliate.  None of the
         Receivables is due from the United
         States of America or any State or
         local government or from any
         agency, department or
         instrumentality of the United States
         of America or any State or local
         government nor from any Affiliate of
         Aegis Finance or the Seller.

            (iv)    Security Interest in
         Financed Vehicle.  Immediately prior
         to the assignment and transfer
         thereof, each Receivable is secured
         by a validly perfected first priority
         security interest in the related
         Financed Vehicle in favor of the
         Seller as secured party or all
         necessary and appropriate actions
         have been commenced that would
         result in the valid perfection of a
         first priority security interest in the
         Financed Vehicle in favor of the
         Seller as the secured party.  The
         Seller has caused each certificate of
         title (or copy of an application for
         title), or such other document
         delivered by the state title
         registration agency evidencing the
         security interest in each Financed
         Vehicle, to be delivered to the
         Custodian pursuant to Section 3.03
         hereof, together with a power of
         attorney, duly executed by Aegis
         Finance in favor of the Trustee,
         which powers of attorney are
         sufficient to change the lien holder
         on the certificate of title with respect to a Financed Vehicle.

             (v)    Receivables in Force.
         No Receivable has been satisfied,
         subordinated or rescinded, nor has
         any Financed Vehicle been released
         from the lien granted by the related
         Receivable in whole or in part.

            (vi)    No Waiver.  No
         provision of a Receivable has been
         waived, impaired, altered or
         modified in any respect except in
         accordance with the Servicing
         Agreement, the substance of which is
         reflected in the Schedule of
         Receivables contained in the
         Purchase Agreement as it relates to
         the information included thereon.

           (vii)    No Amendments.  No
         Receivable has been amended such
         that either the original Scheduled
         Payment has been decreased or the
         number of originally scheduled due
         dates has been increased except as
         permitted under the terms of the Risk
         Default Policy covering such
         Receivable.

          (viii)    No Defenses.  No
         right of rescission, setoff,
         recoupment, counterclaim or defense
         has been asserted or threatened with
         respect to any Receivable.

            (ix)    No Liens.  No Liens
         or claims have been filed for work,
         labor or materials relating to a
         Financed Vehicle that are Liens prior
         to, or equal or coordinate with, the
         security interest in the Financed
         Vehicle granted by the Obligor
         pursuant to the Receivable.

             (x)    No Default.  Except
         for payment delinquencies continuing
         for a period of not more than fifty-
         nine days as of the applicable Cutoff
         Date for any Receivable, no default,
         breach, violation or event permitting
         acceleration under the terms of any
         Receivable has occurred; and no
         continuing condition that with notice
         or the lapse of time would constitute
         a default, breach, violation or event
         permitting acceleration under the
         terms of any such Receivable has
         arisen; and the Seller has not waived
         any of the foregoing.  As of the date
         hereof and as of each Funding Date,
         the Seller has no knowledge of any
         facts regarding any particular
         Receivable indicating that such
         Receivable would not be paid in full.

            (xi)    Insurance.   Each
         Receivable is covered, as of the
         Closing Date or Funding Date when
         acquired, as the case may be, and
         throughout the shorter of the term of
         the Trust or the term of the
         Receivable, under the VSI Insurance
         Policy and, except as indicated on
         the Schedule of Receivables, under
         the Risk Default Insurance Policy,
         and each such insurance policy is
         valid and remains in full force and
         effect.  No more than one fifth of
         one percent of the Receivables are
         not covered by a Risk Default
         Insurance Policy.  Aegis Finance, in
         accordance with its customary
         procedures, has required that each
         Obligor obtain, and has determined
         that each Obligor has obtained,
         physical damage insurance covering
         the Financed Vehicle as of the date
         of execution of the Receivable
         insuring repair or replacement of
         such Financed Vehicle subject to a
         deductible not in excess of $500.

           (xii)    Title.  It is the
         intention of the Seller that the
         transfer and assignment of the
         Receivables from the Seller to the
         Trust herein contemplated be treated
         as an absolute sale for financial
         accounting purposes, and that the
         beneficial interest in and title to the
         Receivables not be part of the
         property of the Seller for any
         purpose under state or federal law.
         No Receivable has been sold,
         transferred, assigned or pledged by
         the Seller to any Person other than
         the Trustee.  Immediately prior to
         the transfer and assignment herein
         contemplated, the Seller had good
         and marketable title to each
         Receivable free and clear of all Liens
         and rights of others and, immediately
         upon the transfer thereof, the Trustee
         for the benefit of the
         Certificateholders will have good and
         marketable title to each Receivable,
         free and clear of all Liens and rights
         of others; and the transfer has been
         validly perfected under the UCC.

          (xiii)    Lawful Assignment.
         No Receivable has been originated
         in, or is subject to the laws of, any
         jurisdiction under which the pledge,
         transfer and assignment of such
         Receivable under this Agreement or
         pursuant to transfers of the
         Certificates is or shall be unlawful,
         void or voidable.

           (xiv)    All Filings Made.  All
         filings (including, without limitation,
         UCC filings) necessary in any
         jurisdiction to give the Trustee a first perfected ownership interest in the
         Receivables have been made.

            (xv)    One Original.  There
         is only one original executed copy of
         each Receivable.

           (xvi)    Maturity of
         Receivables.   Each Receivable has
         an original term to maturity of not
         more than 60 months and, as of each
         Cut-Off Date, each Receivable has a
         remaining maturity of 60 months or
         less.

          (xvii)    Monthly Payments.
         Each Receivable provides for level
         monthly payments (provided that the
         payment in the first or last month in
         the life of the Receivable may be
         minimally different from such level
         payment) which fully amortize the
         amount financed over the original
         term; provided, however, that the
         Risk Default Policies provide that
         loan extensions will be allowed,
         subject to a total number of
         extensions of no more than one
         extension for each twelve (12) month
         period or fraction thereof in the
         Receivable's term.

         (xviii)    [Reserved]

           (xix)    Financing.  Each
         Receivable represents a Simple
         Interest Receivable.

            (xx)    Bankruptcy
         Proceeding.  No Receivable as of the
         respective Cutoff Date is noted in
         Aegis Finance's or the Seller's
         records as a discharged debt under a
         bankruptcy proceeding.

           (xxi)    Chattel Paper, Valid
         and Binding.  Each Receivable
         constitutes "chattel paper" under the
         UCC, and is the legal, valid and
         binding obligation of the Obligor
         thereunder in accordance with the
         terms thereof.

          (xxii)    [Reserved]

         (xxiii)    [Reserved]

          (xxiv)    No Future Advances.
         The full principal amount of each
         Receivable has been advanced to
         each Obligor or advanced in
         accordance with the directions of
         each such Obligor, and there is no
         requirement for future advances
         thereunder.  The Obligor with
         respect to the Receivable does not
         have any options under such
         Receivable to borrow from any
         person additional funds secured by
         the Financed Vehicle.  Each
         Receivable as of the Closing Date
         and each related Funding Date is
         secured by the related Financed
         Vehicle.

           (xxv)    Underwriting
         Guidelines.  Except for Uninsured
         Receivables constituting no more
         than one-fifth of 1% of the aggregate
         initial Principal Balance, and
         Nonconforming Insured Receivables
         constituting no more than 1% of the
         aggregate initial Principal Balance,
         each Receivable has been originated
         in accordance with the applicable
         Underwriting Guidelines of Aegis
         Finance in effect at the time of
         origination and in accordance with
         underwriting guidelines acceptable to
         the Risk Default Insurer.

          (xxvi)    Financed Vehicle in
         Good Repair.  To the best of the
         Seller's knowledge, each Financed
         Vehicle is in good repair and
         working order.

         (xxvii)    Principal Balance.
         No Receivable has a Principal
         Balance which includes capitalized
         interest, physical damage insurance
         or late charges.  The maximum
         principal balance of any Receivable
         does not exceed $40,000, or such
         lesser maximum principal balance as
         is permitted under the Underwriting
         Guidelines.

            (xxviii)     Servicing.  At the
         applicable Cutoff Date, each
         Receivable was being serviced by the
         Servicer.

          (xxix)    Eligible Loan.  Each
         Receivable covered by a Risk Default
         Insurance Policy constitutes an
         "Instrument" or "Insured Security
         Agreement" and each Financed
         Vehicle constitutes "Eligible
         Collateral" as defined in and for
         purposes of the Risk Default
         Insurance Policy.  Neither the
         insured under the Risk Default
         Insurance Policy nor any Person
         acting on behalf of such insured has
         concealed or misrepresented any
         material facts or circumstances
         regarding any matter that would
         serve as a basis for the Risk Default
         Insurer to void the Risk Default
         Insurance Policy.

           (xxx)    Original Principal
         Amount.   The original principal
         amount of each Receivable with
         respect to which a credit application
         was received by Aegis Finance prior
         to January 15, 1997 and which was
         (A) originated under the original
         "Zero Down" and the "Reduced
         Income" programs, was not more
         than (1) in the case of new Financed
         Vehicles, the lower of (x) 105% of
         the manufacturer's suggested retail
         price plus rebatable premiums on
         cancelable items and (y) 120% of the
         manufacturer's suggested retail price
         or (2) in the case of used Financed
         Vehicles, the lower of (x) 105% of
         the retail value of the Financed
         Vehicle at the time of origination of
         the Receivable as set forth in the
         Kelley "Blue Book" for the
         appropriate region plus rebatable
         premiums on cancelable items and
         (y) 120% of such Kelley "Blue
         Book" retail value; (B) originated
         under the "First Time Buyer"
         program, was not more than (1) in
         the case of new Financed Vehicles,
         95% of the manufacturer's suggested
         retail price plus rebatable premiums
         on cancelable items of up to 15% of
         the manufacturer's suggested retail
         price or (2) in the case of used
         Financed Vehicles, 95% of the retail
         value of the Financed Vehicle at the
         time of origination of the Receivable
         as set forth in the Kelley "Blue
         Book" for the appropriate region plus
         rebatable premiums on cancelable
         items of up 15% of the
         manufacturer's suggested retail price
         and (C) originated under the
         "Military Program" was not more
         than 105% of the manufacturer's
         suggested retail price or, in the case
         of used Financed Vehicles, 105% of
         the Kelley "Blue Book" retail value.
         Calculations made with respect to the
         percentages referenced above are
         rounded to the nearest whole
         percentage point.  The original
         principal amount of each Receivable
         with respect to which a credit
         application was received by Aegis
         Finance after January 15, 1997
         which was (A) originated under the
         original "Zero Down" program, was
         not more than (1) in the case of new
         Financed Vehicles (other than
         Hyundai automobiles), 100% of the
         manufacturer's suggested retail price
         (not to exceed $20,000) plus taxes,
         title and other fees and premiums for
         approved service contracts or (2) in
         the case of used Financed Vehicles
         (other than Hyundai automobiles),
         100% of the retail value of the
         Financed Vehicle at the time of
         origination of the Receivable as set
         forth in the Kelley "Blue Book" for
         the appropriate region (not to exceed
         $20,000) plus taxes, title and other
         fees and premiums for approved
         service contracts; (B) originated
         under the "Reduced Income"
         program and with respect to all
         Hyundai automobiles, was not more
         than (1) in the case of new Financed
         Vehicles, 85% of the manufacturer's
         suggested retail price plus  taxes,
         title and other fees and premiums for
         approved service contracts or (2) in
         the case of used Financed Vehicles,
         85% of the retail value of the
         Financed Vehicle at the time of
         origination of the Receivable as set
         forth in the Kelley "Blue Book" for
         the appropriate region plus taxes,
         title and other fees and premiums for
         approved service contracts; provided
         that, in any such case, if any such
         amount is higher than that approved
         by the Risk Default Insurer, each
         Receivable will be limited in amount
         to that permitted by the Risk Default
         Insurer for coverage under the Risk
         Default Insurance Policy.


          (xxxi)    No Proceedings.
         There are no proceedings or
         investigations pending or, to the best
         knowledge of the Seller, threatened
         before any court, regulatory body,
         administrative agency or other
         governmental instrumentality having
         jurisdiction over the Seller or its
         respective properties:  (A) asserting
         the invalidity of any of the
         Receivables; (B) seeking to prevent
         the enforcement of any of the
         Receivables; or (C) seeking any
         determination or ruling that might
         materially and adversely affect the
         payment on or enforceability of any
         Receivable.

         (xxxii)    Licensing.  With
         respect to each Receivable originated
         in the State of Pennsylvania, the
         Trust, the Seller, Aegis Finance and
         each prior holder of any such
         Receivable were each properly
         licensed under applicable
         Pennsylvania laws and regulations
         during the respective times the Trust,
         the Seller, Aegis Finance and each
         prior holder of any such Receivable
         held such Receivable, except where
         the failure to be so licensed would
         not have a material adverse effect on
         the ability of the Trust to collect
         principal or interest payments on
         such Receivable or to realize upon
         the Financed Vehicle underlying any
         such Receivable in accordance with
         the terms thereof.

            (xxxiii)     Additional
         Receivables.  Each Additional
         Receivable shall have been identified
         and approved by Aegis Finance on or
         prior to the Closing Date, as
         evidenced by Aegis Finance's dated
         notation of approval on the loan
         application (or other writing).

         (b)    The Seller makes the following
     additional representations, warranties and covenants on which the Trustee relies in accepting the Receivables in trust on the Closing Date and each Funding Date and executing and authenticating the Certificates on the Closing Date, which representations, warranties and covenants shall survive the Closing Date and each Funding Date.


         (i)   Location of Servicer Files.  The Servicer
         Files are kept at the location or locations listed in Exhibit E hereto, with the exception of (A) the original certificates of title or other documents under applicable state laws evidencing the security interest of Aegis Finance in the Financed Vehicles, and (B) the original Receivables, which documents shall be kept at an office of the Custodian.

               (ii) Evidence of Security
         Interest.  On the Closing Date (in the
         case of the Initial Receivables) and
         the applicable Funding Date (in the
         case of each Additional Receivable),
         the Seller shall deliver or cause to be
         delivered to the Custodian (A) an
         original certificate of title or (B) if
         the applicable state title registration
         agency does not deliver certificates
         of title to lienholders, such other
         document under applicable state laws
         evidencing the security interest of
         Aegis Finance in the Financed
         Vehicle,  or (C) a guarantee of title
         or a copy of an application for title if no certificate of title or other evidence of the security interest in the Financed Vehicle has yet been issued, for each Financed Vehicle relating to each Receivable sold, transferred, assigned and conveyed hereunder; provided, however, that any original certificate of title or other document under applicable law evidencing the security interest of
         Aegis Finance in the Financed
         Vehicle not so delivered on the
         Closing Date or Funding Date, as the
         case may be, due to the fact that
         such certificate of title or other
         document has not yet been issued by
         a state title registration agency and
         delivered to the Seller as of such
         date, shall be delivered by the Seller
         to the Custodian within one hundred
         twenty (120) days after the Closing
         Date or the applicable Funding Date,
         as the case may be, or such later
         date permitted in accordance with
         Section 3.03(a); provided, further,
         that failure to so deliver any original
         certificate of title or other document
         evidencing the security interest of
         Aegis Finance in the Financed
         Vehicle to the Trustee shall be
         deemed to be a breach by the Seller
         of its representations and warranties
         contained in this Section 3.01, and
         such occurrence shall constitute a
         breach pursuant to Section 3.02.

          Section 3.02.  Repurchase or
     Substitution Upon Breach.

          (a)   The Seller, the Backup
     Servicer or the Trustee, as the case may be, shall inform the other parties to this Agreement and each Certificateholder promptly, in writing, upon its discovery of
     (i) any breach of the Seller's representations and warranties made pursuant to Section
     3.01(a), or of Aegis Finance's
     representations and warranties made
     pursuant to Section 3.01(b) of the Purchase
     Agreement, or (ii) the failure of the Seller to deliver original certificates of title or other documents evidencing the security interest of Aegis Finance in the Financed Vehicle pursuant to Section 3.01(b) and 3.03.
     Neither the Backup Servicer nor the Trustee has any duty to investigate or determine the existence of any breach or non-delivery except as specified herein. Unless (i) the breach shall have been cured by the thirtieth day following the discovery thereof by the Trustee or receipt by the Trustee of notice from the Seller, the Servicer or the Backup
     Servicer of such breach, or (ii) the non-delivery shall have been cured by the seventh Business Day following receipt by an officer of the Seller of notice from the Trustee by certified mail, the Seller shall repurchase each Receivable (x) to which such breach relates by the fifth Business
     Day following such 30 day cure period or
     (y) relating to the non-delivery by the fifth
     Business Day following such seven day cure period. Concurrently therewith, the Seller shall cause Aegis Finance to repurchase such Receivable pursuant to the Purchase
     Agreement for the Purchase Amount.  In
     consideration of the purchase of the
     Receivable, the Seller shall remit or cause
     Aegis Finance to remit the Purchase Amount to the Trustee for application in the manner specified in Section 5.05. For purposes of this Section 3.02, the Purchase Amount of a Receivable which is not consistent with the warranty pursuant to Section 3.01(a)(i)(E) shall include such additional amount as shall be necessary to provide the full amount of principal and interest as contemplated therein.

          (b)  The foregoing
     notwithstanding, the Seller shall also have the option of substituting, within the five
     Business Day period following the
     applicable cure period, one or more
     replacement Receivables conforming to the requirements hereof (a "Substitute
     Receivable") for any breach or failing
     Receivable instead of repurchasing such
     Receivable, provided any such substitution occurs within ninety (90) days of the Closing Date. It shall be a condition of any such substitution that (i) the outstanding
     Principal Balance of the Substitute
     Receivables as of the date of substitution shall be less than or equal to the outstanding
     Principal Balance of the replaced Receivable as of the date of substitution; provided that an amount equal to the difference, if any, between the outstanding Principal Balance of the replaced Receivable and the outstanding
     Principal Balance of the Substitute
     Receivable shall be deposited into the
     Collection Account and shall be applied to repay the outstanding Principal Balance of the Certificates on the next Distribution
     Date; (ii) the remaining term to maturity of the Substitute Receivable shall not be greater than that of the replaced Receivable; (iii) the APR on the Substitute Receivable is not less than the APR on the replaced Receivable;
     (iv) the Cutoff Date with respect to the Substitute Receivable shall be deemed to be the first day of the month in which the substitution occurs; (v) the Substitute
     Receivable otherwise shall satisfy the
     conditions of Section 3.01(a) and (b) hereof
     (and the Seller shall be deemed to make all representations and warranties contained in
     Sections 3.01(a) and (b) hereof with respect to the Substitute Receivable as of the date of substitution); and (vi) the Seller shall have delivered to the Purchaser and the Trustee all of the documents specified in Section
     3.03(a) or 3.08(b) hereof with respect to the Substitute Receivable on or before the date of substitution.

          (c)  The sole remedy of the
     Trustee, the Trust or the Certificateholders with respect to a breach of representations and warranties of the Seller pursuant to
     Section 3.01(a), or a breach of
     representations and warranties of Aegis
     Finance pursuant to Section 3.01(b) of the Purchase Agreement, or non-delivery of certificates of title pursuant to Section
     3.01(b) and 3.03, shall be to require the Seller to repurchase or substitute for the Receivables pursuant to this Section 3.02 and to enforce Aegis Finance's obligation to repurchase such Receivables pursuant to the Purchase Agreement.

     Section 3.03.  Custody of Documents.

          (a)  To assure uniform quality in
     servicing the Receivables, to reduce
     administrative costs and to perfect the
     security interest conveyed by the Seller to the Trustee and the Trust pursuant to this Agreement in the Trust Property, the Trustee, upon the execution and delivery of this Agreement, is hereby irrevocably appointed as Custodian of the following documents or instruments, which shall be delivered to the Custodian with respect to each Receivable within 10 days after the Closing Date or applicable Funding Date:

             (i)    The original of the
         Receivable and any amendments
         thereto;

            (ii)    The original certificate
         of title or, if the applicable state title registration agency does not issue certificates of title to lienholders, such other document under applicable state laws evidencing the security interest of Aegis Finance in the Financed Vehicle, or a guarantee of title or a copy of an application for title if a certificate of title or other document evidencing the security interest in the Financed
         Vehicle has not yet been issued; and


           (iii)    Such other documents
         as may be in existence evidencing the
         security interest of Aegis Finance in
         the Financed Vehicle; provided,
         however, that the Trustee has no
         obligation to determine the existence
         or necessity for such other
         documents.


         Items (a)(i), (ii) and (iii) shall be
     referred to collectively as the "Custodian
     Files."

         The Custodian shall review the
     Custodian Files (A) within 30 days after the Closing Date (or 30 days after the end of the Funding Period, if applicable) to verify that all guarantees of title and all applications for title have been replaced by either an original certificate of title or other documents delivered by a state title registration agency evidencing the security interest of Aegis Finance in the Financed
     Vehicle, and (B) within 30 days after the Closing Date and each Funding Date, whichever is applicable with respect to each Receivable, to verify that an original installment sale contract is present for each Receivable and that each Receivable is covered by an endorsement to the Risk
     Default Policy confirming insurance
     thereunder.  The Custodian shall
     immediately deliver written notice by
     certified mail to the Seller and Aegis
     Finance if any such document is missing or has not been delivered to the Custodian.
     With respect to Receivables for which the original certificates of title or other documents evidencing the security interest of Aegis Finance in the Financed Vehicle have not been delivered within 30 days after the Closing Date (or within 30 days after the end of the Funding Period if applicable), the Custodian shall review the related Custodian
     Files every thirty days thereafter to
     determine whether or not such documents
     have been delivered, and shall promptly
     notify the Seller in writing, on a monthly basis, of any such documents which have not been delivered as of the date of such notice. The Custodian shall deliver written notice to the Certificateholders if any original certificate of title or other document evidencing the security interest of Aegis
     Finance in the Finance Vehicle has not been delivered to the Custodian within 120 days after the Closing Date (or within 120 days after the end of the Funding Period if applicable). Such notice shall confirm whether or not a guaranty of title or an application for title has been delivered to the Custodian with respect to the related
     Receivable.

           With respect to Receivables for
     which the original retail installment sale contract has not been delivered to the Custodian in accordance with this Section
     3.03(a), the Seller shall cause Aegis Finance to deliver the missing documents within seven (7) Business Days of receipt of such notice or repurchase such Receivables pursuant to Section 3.02 hereof. With respect to Receivables for which original certificates of title or other documents evidencing the security interest of Aegis
     Finance in the Financed of the Vehicle have not been delivered to the Custodian within 120 days after the Closing Date (or within 120 after the Funding Period if applicable), the Seller shall cause Aegis Finance to deliver such within 120 days thereafter (i.e., within 240 days after the Closing Date or the end of the Funding Period, as applicable) or repurchase the Receivables pursuant to Section 3.02 hereof. Other than the reviews set forth in this paragraph, the Custodian shall have no duty or obligation to review any of the Custodian Files.

         (b)  The Seller shall deliver to the
     Servicer for custody pursuant to the
     Servicing Agreement the documents and
     instruments described in Paragraph III.B.3.
     of the Servicing Agreement (collectively, the "Servicer Files").

         (c)  The Custodian agrees to
     maintain the Custodian Files at the offices of the Custodian as shall from time to time be identified to the Trustee by written notice.
     Subject to the foregoing, the Trustee may temporarily move individual Custodian Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures.

         The Custodian shall have and
     perform the following powers and duties:

             (i)    hold the Custodian
         Files for the benefit of all present
         and future Certificateholders,
         maintain accurate records pertaining
         to each Receivable to enable it to
         comply with the terms and conditions
         of this Agreement and maintain a
         current inventory thereof;

            (ii)    carry out such policies
         and procedures in accordance with its
         customary actions with respect to the
         handling and custody of the
         Custodian Files so that the integrity
         and physical possession of the
         Custodian Files will be maintained;
         and

           (iii)    promptly release the
         original certificate of title to the
         Servicer upon receipt of a written
         request for release of documents
         certified by an officer of the
         Servicer, substantially in the form of
         Schedule C to the Servicing
         Agreement, with respect to the
         matters therein.

     Section 3.04.  Duties of Custodian.

         (a)  Safekeeping.  The Trustee, as
     Custodian, shall hold the original
     Receivables and original certificates of title at the Corporate Trust Office, for the use and benefit of all present and future
     Certificateholders. In performing its duties the Custodian will comply with all applicable state and federal laws and will exercise that degree of skill and care consistent with the same degree of skill and care that the Custodian exercises with respect to similar motor vehicle loans held by the Custodian and that is consistent with prudent industry standards, and will apply in performing such duties and obligations, those standards, policies and procedures consistent with the same standards, policies and procedures the Custodian applies with respect to similar motor vehicle loans or motor vehicle retail installment sale contracts which the Custodian serves as custodian or in a similar capacity.

         (b)  Maintenance of and Access to
     Records.  Subject to Section 3.03(c), the
     Custodian shall maintain the Custodian Files at the Corporate Trust Office or at such other office as shall be specified to the Trustee by written notice not later than 90 days after any change in location. The
     Custodian shall make available to the
     Servicer and the Certificateholders or their duly authorized representatives, attorneys or auditors a list of locations of the Custodian
     Files, and the related accounts, records and computer systems maintained by Custodian at such times as the Servicer or the Majority
     Certificateholders shall instruct.

         (c)  Release of Documents.  In
     addition to releasing certificates of title pursuant to Section 3.03(c)(iii) upon receipt of written instructions from the Servicer in the form of Schedule C to the Servicing
     Agreement, the Custodian shall release any Custodian File to the Servicer, the Servicer's agent or the Servicer's designee, as the case may be, at such place or places as the Servicer may designate, as soon as practicable.

     Section 3.05.  Instructions; Authority to
Act. The Custodian shall be deemed to have received proper instructions with respect to the Custodian Files upon its receipt of written instructions from the Servicer in the form of Schedule C to the Servicing Agreement.

     Section 3.06.  Custodian Fees;
Indemnification.

         (a)  In consideration for services
     rendered as Custodian, the Custodian shall be paid the Custodian Fees.

         (b)  The Seller shall indemnify the
     Custodian for any and all liabilities,
     obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever, including reasonable fees and expenses of counsel, that may be imposed on, incurred or asserted against the Custodian as the result of any improper act or omission by the Seller or alleged improper act or omission by the Seller in any way relating to the maintenance and custody by the Custodian of the Custodian
     Files; provided, however, that the Seller shall not be liable for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Custodian.

     Section 3.07.  Effective Period and
Termination.  The Trustee's appointment as
Custodian shall become effective as of the Closing
Date and shall continue in full force and effect until the Trustee resigns or is removed pursuant to
Section 11.09.  As soon as practicable after any
termination of such appointment, the Custodian shall deliver the original documents identified in
Section 3.03 to the successor Custodian at such place or places as the successor Custodian may reasonably designate.

     Section 3.08.  Funding Events.

         (a)  A funding event (each a
     "Funding Event") shall occur upon a
     Funding Date and in accordance with the
     requirements of this Section 3.08.

         (b)  During the Funding Period,
     the Seller shall, on Funding Dates, acquire
     Additional Receivables at the Receivables
     Cash Purchase Price from Aegis Finance
     pursuant to the Purchase Agreement with
     moneys deposited in the Funding Account
     on the Closing Date.

         The Seller shall transfer to the
     Trustee the Additional Receivables and the other property and rights related thereto described in Section 2.01(b) only upon satisfaction of each of the following conditions on or prior to the related Funding
     Date:

             (i)    On or before the
         related Cutoff Date immediately
         preceding any Funding Date for the
         Additional Receivables, the Seller
         will review, package and forward to
         the Trustee for receipt by not less
         than two Business Days prior to the
         Funding Date (each, a "Delivery
         Date"), the following documents
         related to such Additional
         Receivables:

                    (A)  Original retail
                         installment
                         sales contracts
                         evidencing
                         such
                         Receivables
                         and any
                         amendments
                         thereto;

                    (B)  Original
                         certificates of
                         title, or copies
                         of dealer
                         blanket
                         guarantees of
                         title, or
                         applications
                         for title to the
                         related
                         Financed
                         Vehicles;

                    (C)  With respect
                         to Receivables
                         covered by a
                         Risk Default
                         Insurance
                         Policy, an
                         endorsement
                         to the Risk
                         Default
                         Insurance
                         Policy
                         confirming
                         insurance
                         regarding each
                         Receivable to
                         be purchased
                         on such
                         Funding Date
                         (as specified
                         on a master
                         list of
                         Receivables
                         annexed to
                         such
                         endorsement);

                    (D)  A list of
                         Receivables
                         being
                         purchased on
                         such Funding
                         Date in
                         electronic
                         format
                         satisfactory to
                         the Trustee;
                         and

                    (E)  A notice that
                         the Funding
                         Date will
                         occur on the
                         Friday
                         immediately
                         following the
                         Delivery Date
                         (or such other
                         day as
                         specified in
                         such notice).

            (ii)    By the Delivery Date,
          the Seller shall deliver, or cause to
          be delivered, to the Trustee (with a
          copy to Seller's counsel), fully
          executed documents as follows:

                    (A)  Assignment
                         (in the form of
                         Exhibit A to
                         the Purchase
                         Agreement)
                         with Schedule
                         A attached
                         listing all
                         Receivables to
                         be sold on
                         such Funding
                         Date;

                    (B)  Assignment
                         (in the form of
                         Exhibit P
                         hereto) with
                         Schedule A
                         attached listing
                         all Receivables
                         to be sold on
                         such Funding
                         Date;

                    (C)  Notice of
                         funding (in the
                         form of
                         Exhibit N
                         hereto)(the
                         "Notice of
                         Funding");

                    (D)  Officer's
                         Certificate (in
                         the form of
                         Exhibit O
                         hereto); and

                    (E)  Power of
                         Attorney by
                         the Seller in
                         favor of the
                         Trust
                         reflecting the
                         Additional
                         Receivables.

           (iii)    On the Delivery Date,
          the Trustee will acknowledge receipt
          of a written certification of the Seller of the presence of the documents listed in Sections 3.08(b)(i) and (ii) above by sending notice, via telecopy, to Seller and Seller's counsel. The Trustee shall not be responsible for the accuracy of such documents. Only those Receivables for which the documents listed in Sections 3.08(b)(i) and (ii) are delivered to the Trustee on the Delivery Date will be included in the Funding Event. Within 30 days of the Funding Event, the Trustee will also stamp the Receivables to indicate their sale to the Seller and their subsequent transfer and assignment to the Trust.

            (iv)    Upon satisfaction of
          the above requirements with respect
          to events to occur on or before the
          Funding Date, the Trustee will on
          the Funding Date withdraw funds
          from the Funding Account to pay to
          the Seller or its designee with respect
          to Additional Receivables acquired
          on such Funding Date, in cash by
          federal wire transfer funds, an
          amount equal to the Receivables
          Cash Purchase Price, all pursuant to
          the written directions provided to the
          Trustee in the Notice of Funding.

             (v)    The Trustee shall
          review the documents delivered to it
          in connection with any Funding
          Event within 20 Business Days after
          the initial Funding Date and within 5
          Business Days after each subsequent
          Funding Date (or within such greater
          number of Business Days required to
          review such documents at a rate of
          1500 files per Business Day) to
          verify the presence of the documents
          listed in Sections 3.08(b)(i) and
          3.08(b)(ii) for each Additional
          Receivable.  The Trustee shall
          immediately deliver written notice by
          certified mail to the Seller, Aegis
          Finance and each Certificateholder,
          if any of such documents is missing.
          The Seller shall cause Aegis Finance
          to deliver to the Trustee the missing
          items within 3 Business Days of
          receipt of such notice.

          (c)  If the Seller does not provide
     written notice to the Trustee of its intent to acquire Additional Receivables pursuant to this Section 3.08 prior to the end of the Funding Period, then the remaining balance on deposit in the Funding Account after the end of the Funding Period (excluding earnings on investments or reinvestments thereof) shall be used for the purpose of partially prepaying the Certificates in accordance with Section 5.06(d) hereof.
     The Trustee shall provide notice to the
     Certificateholders of any such partial
     prepayment, which prepayment shall be
     made on the Distribution Date immediately following the end of the Funding Period.

          (d)  The Seller shall take any
     action required to maintain the first
     perfected ownership interest of the Trust in the Trust Property and the first perfected security interest of the Trustee in the Reserve Fund Property.

                 ARTICLE IV

       ADMINISTRATION AND SERVICING OF
RECEIVABLES

     Section 4.01.  Servicing Duties.

          (a)  On or before the Closing
     Date, the Backup Servicer and the Trustee will enter into the Aegis Finance Servicing
     Agreement with Aegis Finance pursuant to which Aegis Finance shall act as Servicer with respect to the Receivables. Any
     Servicer shall be, and shall remain, for so long as it is acting as Servicer, an Eligible
     Servicer. The Backup Servicer shall review each Monthly Servicing Certificate required to be provided by the Servicer pursuant to paragraph III.B.6 of the Servicing
     Agreement and shall notify the Trustee and each Certificateholder of any discrepancy in such Monthly Servicing Certificate which cannot be corrected in accordance with paragraph III.B.6 of the Servicing
     Agreement.

          (b)  In the event of termination of
     the rights and obligations of the Servicer under the Servicing Agreement, the Backup
     Servicer shall, in accordance with paragraph
     VI of the Servicing Agreement, act as
     Servicer of the Receivables by assuming
     such rights and obligations under the
     Servicing Agreement unless a successor
     Servicer, other than the Backup Servicer, is appointed by the Trustee under the Servicing
     Agreement; provided, however, that the
     Backup Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession or for any breach by the Servicer of any of its representations and warranties contained in the Servicing
     Agreement or in any related document or
     agreement.

          (c)  Any Servicing Agreement that
     may be entered into and any other
     transactions or servicing arrangements
     relating to the Receivables and the other
     Trust Property involving a Servicer in its capacity as such shall be deemed to be for the benefit of the Trust, the Trustee and the Certificateholders.

          (d)  Other than the duties
     specifically set forth in this Agreement and the Servicing Agreement, the Backup
     Servicer shall have no obligation hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup
     Servicer shall have no liability for any actions taken or omitted by the Servicer.
     The duties and obligations of the Backup
     Servicer shall be determined solely by the express provisions of this Agreement and the Servicing Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.


     Section 4.02.  Resignation of Backup
Servicer. The Backup Servicer may resign from the obligations and duties imposed on it under this Agreement and the Servicing Agreement as Backup
Servicer, and shall resign at any time when it ceases to be an Eligible Servicer, by giving written notice of such resignation to the Trustee and the Certificateholders. No such resignation shall become effective until a successor Backup Servicer that is an Eligible Servicer acceptable to the Majority Certificateholders shall have assumed the responsibilities and obligations of the Backup
Servicer in accordance with Section 10.02; provided however, if a successor Backup Servicer has not assumed the responsibilities and obligations of the Backup Servicer within 30 days after such resignation, the Backup Servicer may petition a court of competent jurisdiction for its removal.

     In the event the Backup Servicer shall for any reason no longer be acting as such (including by reason of resignation as set forth in this Section
4.02 or an Event of Backup Servicing Default as specified in Section 10.01), the successor Backup
Servicer shall thereupon assume all of the rights and obligations of the outgoing Backup Servicer under the Servicing Agreement. In such event, the successor Backup Servicer shall be deemed to have assumed all of the Backup Servicer's interest therein and to have replaced the outgoing Backup Servicer as a party to the Servicing Agreement to the same extent as if the Servicing Agreement had been assigned to the successor Backup Servicer, except that the outgoing Backup Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Backup Servicer to the Servicer under such Servicing Agreement to the extent such obligations or liabilities arose prior to the assumption by the successor Backup Servicer of the obligations of the Backup Servicer thereunder. The outgoing Backup Servicer shall, upon request of the Trustee, deliver to the successor Backup Servicer all documents and records relating to the Servicing
Agreement and the Receivables and otherwise use its reasonable efforts to effect the orderly and efficient transfer of the Servicing Agreement to the successor Backup Servicer.

     Section 4.03.  Covenant of Backup
Servicer. The Backup Servicer shall promptly notify the Trustee of the occurrence of any Event of Backup Servicing Default or Event of Servicing
Default of which it has obtained actual knowledge and any breach by the Backup Servicer or the Seller of any of its respective covenants or representations and warranties contained in this Agreement.

     Section 4.04.  Servicing Fees.  The total
servicing fees payable on each Distribution Date to the Backup Servicer and the Servicer, subject to accrual and deferral of a portion of the Servicing
Fee in accordance with the Servicing Agreement, shall equal the Backup Servicer Fee and the Servicing Fee, respectively. Any proposed increase in the Backup Servicer Fee or the Servicing Fee due to the assumption of duties hereunder or under the Servicing Agreement by a successor Backup
Servicer or successor Servicer shall be approved by the Seller and the Majority Certificateholders. The
Backup Servicer shall also be entitled to any reimbursement pursuant to Section 9.03. Any
Servicing Fee payable to the Servicer hereunder or pursuant to the Servicing Agreement shall be paid to the Servicer and/or to one or more subservicers as the servicer may from time to time direct in writing to the Trustee.

     Section 4.05.  Costs and Expenses.  All
reasonable out-of-pocket costs and expenses incurred by the Backup Servicer in carrying out its duties as Backup Servicer hereunder, including all out-of-pocket fees and expenses not expressly stated hereunder to be for the account of the Trust or the Seller, shall be paid or caused to be paid by the Backup Servicer, and the Backup Servicer shall be entitled to reimbursement therefor hereunder.
Nothing in this Section 4.05 shall be construed to limit the compensation to be paid to or retained by the Backup Servicer pursuant to Section 4.04.

     Section 4.06.  Standard of Care.  In
managing, administering, servicing and making collections on the Receivables, and in performing its obligations under the Servicing Agreement after succeeding as Servicer thereunder, the Backup
Servicer will exercise that degree of skill and care consistent with the same degree of skill and care that the Backup Servicer exercises with respect to similar motor vehicle loans owned and/or serviced by the Backup Servicer and that is consistent with prudent industry standards, and will apply in the management, administration, servicing and collection of the Receivables and in the administration and enforcement of the Insurance
Policies relating to the Receivables, those standards, policies and procedures consistent with the best standards, policies and procedures the Backup
Servicer applies with respect to similar motor vehicle loans owned or serviced by it, and, to the extent not inconsistent with the foregoing, to exercise that degree of skill and care it uses in servicing assets held for its own account; provided, however, that notwithstanding the foregoing, the Backup Servicer shall not, except pursuant to a judicial order from a court of competent jurisdiction, or as otherwise required by applicable law or regulation, release or waive the right to collect the unpaid balance on any Receivable and provided, further, that the Backup Servicer shall not amend or modify any Receivable, unless a default with respect to such Receivable has occurred or is, in the judgment of the Backup Servicer, imminent.
In performing its duties and obligations hereunder or under the Servicing Agreement, in the event there is no Servicer managing, administering, servicing or making collections on the Receivables and administering and enforcing the Insurance
Policies relating to the Receivables, the Backup
Servicer shall comply with all applicable federal and state laws and regulations, shall maintain all state and federal licenses and franchises necessary for it to perform its servicing responsibilities hereunder and thereunder, and in such event it shall exercise the same degree of skill and care it uses in managing, administering, servicing and making collection on the Receivables and administering and enforcing the Insurance Policies in its capacity as Backup Servicer hereunder, and shall not impair the rights of the Trust or the Certificateholders in the Trust Property.

                  ARTICLE V

          DISTRIBUTIONS; ACCOUNTS;
      STATEMENTS TO CERTIFICATEHOLDERS

     Section 5.01.  Accounts.

          (a)  The Trustee shall establish
     and maintain separately with respect to each Trust the Collection Account, the Funding
     Account, if any, and the Certificate Account in the name of the Trustee for the benefit of the Certificateholders. The Collection
     Account, the Funding Account and the
     Certificate Account shall be segregated trust accounts established with the trust department of the Trustee. The Servicer shall establish the Lock-Box Account pursuant to the Servicing Agreement. The
     Lock-Box Account shall be a non-interest bearing account established with a Lock-Box
     Account Depository, which shall at all times be an Eligible Institution, by the Servicer for the sole benefit of the Trust and other holders of retail installment sales contracts originated by Aegis Finance or its Affiliates.
     All of the foregoing Accounts shall be
     Eligible Accounts.

          (b)  Amounts held in the
     Collection Account, the Certificate Account and the Funding Account shall be invested by the Trustee, upon the written direction of the Seller, in Eligible Investments. Any such investment in the Certificate Account or the Funding Account shall mature no later than (i) one Business Day before the Distribution Date (or Funding Date with respect to the Funding Account), next succeeding the date of investment or, (ii) in the case of money market fund investments, on such Distribution Date. Any such investment in the Collection Account shall mature not later than two Business Days before such Distribution Date. Any written investment direction by the Seller shall certify that any such investment is authorized by this Section 5.01. The
     Trustee shall have no authority to sell or otherwise dispose of Eligible Investments attributable to funds held in the Certificate
     Account, the Collection Account or the
     Funding Account prior to their respective maturity dates. Interest and earnings on investments of funds in any Account shall be credited to and all losses borne by the Account with respect to which they were derived. All accounts with the Trustee must be trust accounts subject to regulations substantially similar to 12 C.F.R. 9.10(b).
     The Trustee shall not have any responsibility or liability for any investment of moneys at the direction of the Seller or any loss resulting therefrom.

          (c)  The Servicer has appointed
     each of Wells Fargo Bank, N.A., and
     Commerce Bank, as an initial Lock-Box
     Account Depository under the Servicing
     Agreement. All funds of the Trust held by a Lock-Box Account Depository are and shall remain the property of the Trust.

     Section 5.02.  Collections.   Pursuant to the
Servicing Agreement, the Servicer shall remit to the Lock-Box Account as soon as practicable, but in no event later than its close of business on the Business
Day after receipt thereof by the Servicer, all payments by or on behalf of the Obligors with respect to each Receivable (other than Purchased
Receivables), all Recoveries and all Risk Default
Insurance Proceeds, all as collected during the Collection Period. As provided in the Servicing
Agreement, the Servicer shall cause the Lock-Box
Account Depository to transfer all available funds applied to the Receivables in excess of $2,000 from the Lock-Box Account to the Collection Account on each Business Day. In the event an Obligor remits funds to the Trustee rather than remitting such funds directly to the Servicer, the Trustee shall notify the Servicer and shall deposit such amounts into the Collection Account within one (1) Business
Day after receipt.  Deposits into the Lock-Box
Account allocable to collections on Receivables of each Trust shall be identified and earmarked separately from the collections with respect to each other Trust (the "Earmarked Funds"). The
Earmarked Funds shall be transferred to the Collection Account of the related Trust.

     Section 5.03.  Application of Collections.
All collections for the Collection Period shall be applied by the Trustee in accordance with reports provided to the Trustee by the Servicer pursuant to the Servicing Agreement, as follows:

     With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied to the Scheduled
Payment.  Any excess payments received
constituting Scheduled Payments for subsequent
Collection Periods shall be applied to the Principal
Balance of the Receivables on the Distribution Date relating to such subsequent Collection Period.

     Section 5.04.  Miscellaneous Servicer
Collections. All Miscellaneous Servicer Collections shall be deposited by the Servicer to the Lock-Box
Account within one Business Day of receipt thereof.

     Section 5.05.  Additional Deposits.  (a)  The
Trustee shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount received with respect to Purchased Receivables and shall, upon receipt, deposit such other amounts to such accounts as may be specified herein. All such deposits shall be made in Automated Clearinghouse
Corporation next-day funds or immediately available funds, on or before the Business Day preceding the Distribution Date.

     (b)    On the Closing Date and each Funding
Date, the Seller shall deliver to the Trustee and the Trustee shall deposit into the Collection Account any amount transferred from the "Depository
Account" established under the Warehouse Facility which constitutes collections received with respect to the Receivables to be purchased by the Seller and sold to the Trust on such date, net of amounts paid under the Warehouse Facility with respect to principal and interest on the related loans under the Warehouse Facility ("Excess Interest Collections").


     Section 5.06.  Distributions.

          (a)  On each Distribution Date,
     the Trustee shall cause to be made the
     transfers and distributions set forth in this
     Section 5.06 in the amounts set forth in the Monthly Servicing Certificate for such
     Distribution Date.

          (b)  The Trustee shall, on each
     Determination Date, based upon a certificate delivered to the Trustee from the Backup
     Servicer, calculate the Total Available
     Distribution Amount, the Class A
     Distributable Amount and the Class B
     Distributable Amount, and, based on the
     Total Available Distribution Amount,
     determine the amount distributable to the Certificateholders and the other distributions to be made on such Distribution Date.

          (c)  Two (2) Business Days prior
     to each Distribution Date, the Trustee shall transfer from the Collection Account to the Certificate Account an amount equal to the Total Available Distribution Amount and all investment earnings and interest on the funds in the Collection Account.

          (d)  The rights of the Class B
     Certificateholders to receive distributions in respect of the Class B Certificates shall be and hereby are subordinated to the rights of the Class A Certificateholders to receive distributions in respect of the Class A
     Certificates to the extent provided in this Section. Except as otherwise provided below, on each Distribution Date, the Trustee (based on the information contained in the Monthly Servicing Certificate delivered on the related Determination Date pursuant to the Servicing Agreement) shall make the following distributions from the funds then on deposit in the Certificate
     Account (including funds transferred from the Reserve Fund when necessary pursuant to the Master Trust Agreement and Section
     5.07 below) in the following order of
     priority:


          (i) to the Backup Servicer, the Backup Servicer Fee and expenses and all unpaid Backup Servicer
          Fees and unreimbursed expenses from prior
          Collection Periods; to the Servicer, the Servicing Fees, to the extent then payable in cash and not accrued and deferred in accordance with the Servicing Agreement, and servicing expenses, and all such unpaid Servicing Fees and unreimbursed expenses from prior Collection Periods; to the Trustee and Custodian, the Trustee Fees and expenses and Custodian Fees and expenses
          (including but not limited to the expenses associated with maintaining a credit rating, if any, assigned by a Rating Agency and obtaining an audit, procedures review or other accountants' report on the reports, accounts or statements prepared by the Servicer or the Trustee) and all unpaid Trustee Fees and unreimbursed expenses and Custodian Fees and unreimbursed expenses from prior Collection
          Periods; and to the successor to the Servicer, the Trustee or the Backup Servicer, Transition Costs, if any;

              (ii)
                  to the Class A Certificateholders of record, an amount equal to the sum of the Class A Interest
          Distributable Amount and any Class A Interest
          Carryover Shortfall from the prior Distribution
          Date;

             (iii)  to the Class A
          Certificateholders of record, an
          amount equal to the sum of the Class
          A Principal Distributable Amount
          and any Class A Principal Carryover
          Shortfall from the prior Distribution
          Date;

              (iv)  to the Class B
          Certificateholders of record, an
          amount equal to the sum of the Class
          B Interest Distributable Amount and
          any Class B Interest Carryover
          Shortfall from the prior Distribution
          Date; and

               (v)  to the Class B
          Certificateholders of record, an
          amount equal to the sum of the Class
          B Principal Distributable Amount
          and any Class B Principal Carryover
          Shortfall from the prior Distribution
          Date.

          (e)  On each Distribution Date,
     the Trustee shall distribute any Excess
     Receipts into the Reserve Fund, provided that, if on such Distribution Date, amounts may be released from the Reserve Fund under the terms of Section 3.6 of the Master
     Trust Agreement, then such Excess Receipts shall be distributed directly to the Seller or its assignee as holder of the Excess
     Receipts.

          (f)  All distributions with respect
     to each Class of Certificates on each
     Distribution Date shall be made pro rata among the outstanding Certificates of such Class, in proportion to the Percentage
     Interests evidenced thereby. All payments to Certificateholders shall be made on each Distribution Date to each Certificateholder of record on the related Record Date by check, or, if requested by a Certificateholder holding Certificates with
     Original Certificate Balances in the
     aggregate in excess of $1,000,000, by wire transfer to the account designated in writing by such Holder in the form of Exhibit G hereto (or such other account as such Certificateholder may designate in writing) delivered to the Trustee prior to the Determination Date, in immediately available funds.

     Section 5.07.  Reserve Fund.

         (a)  If on any Distribution Date
     amounts in the Collection Account are
     insufficient to make the distributions
     specified in Section 5.06(d), the Trustee shall draw upon the Reserve Fund to make up such insufficiency in accordance with the Master Trust Agreement.

         (b)  On the Closing Date, the Seller
     shall deposit into the Reserve Fund an
     amount equal to (i) the Reserve Fund Initial
     Deposit and (ii) such other amounts as may be specified in the Agreement.

     Section 5.08.  Funding Account.

         (a)  The Trustee shall establish the
     Funding Account, if any, for the benefit of the Certificateholders. On the Closing Date, the Trustee shall deposit into the Funding
     Account the Original Pre-Funded Amount.

         (b)  The Trustee shall use funds
     on deposit in the Funding Account on a
     Funding Date to acquire Additional
     Receivables on behalf of the Trust.

         (c)  Two Business Days prior to
     the Distribution Date immediately following the end of the Funding Period, the Trustee shall first transfer all amounts received as earnings on income from any investments or reinvestments of funds in the Funding
     Account to the Collection Account and,
     second, shall transfer all remaining funds in the Funding Account to the Certificate
     Account for the purpose of prepaying the Certificates on such Distribution Date.

     Section 5.09.  Statements to
Certificateholders; Tax Returns. With each distribution from the Certificate Account to the Certificateholders made on a Distribution Date, the Trustee shall provide to the Backup Servicer, the Seller and each Certificateholder of record, based on the Monthly Servicing Certificate provided to the Backup Servicer and the Trustee by the Servicer in the form of Schedule B to the Servicing Agreement, a statement substantially in the form of Exhibit C to this Agreement setting forth at least the following information with respect to such Distribution Date and the related Collection Period, to the extent applicable:

         (a)  Servicer Collections:


         (i)    The Available Interest Distribution Amount;

            (ii)    The Available
         Principal Distribution Amount;

           (iii)    The Miscellaneous
         Servicer Collections; and

            (iv)    The Total Available
         Distribution Amount.

         (b)  Distributions:


         (i) the amount of such distribution allocable to principal in respect of each Class of Certificates;

            (ii)    the amount of such
         distribution allocable to interest in
         respect of each Class of Certificates;

           (iii)    the amount of the
         Backup Servicing Fee, Servicing
         Fee, Trustee and Custodian Fees and
         expenses for the related Collection
         Period and the portion of such fees
         allocable to each Class of
         Certificates;

            (iv)    the amount of Class
         Interest Carryover Shortfalls, if any,
         on such Distribution Date in respect
         of each Class of Certificates and the
         amount of the Class Principal
         Carryover Shortfalls, if any, on such
         Distribution Date in respect of each
         Class of Certificates;

             (v)    the Pool Factor and
         the Class Factor for each Class of
         Certificates as of such Distribution
         Date, after giving effect to payments
         allocated to principal reported under
         clause (i) above;

            (vi)    the amount on deposit
         in the Reserve Fund on such
         Distribution Date, after giving effect
         to amounts deposited in the Reserve
         Fund and Reserve Fund Draws on
         such date;

           (vii)    the aggregate amount
         of Reserve Fund Draws, and the
         breakdown of the application of such
         draws to cover payment shortfalls to
         Class A or B Certificateholders,
         made on such Distribution Date;

          (viii)    the amount of net
         investment earnings with respect to
         the Reserve Fund earned during the
         related Collection Period; and

            (ix)    the amounts, if any,
         released from the Reserve Fund to
         the Seller.

         (c)  Pool Information:

                    The Original Pool
         Balance, the Pool Balance, the
         weighted average coupon, the
         weighted average maturity (in
         months) and the remaining number
         of Receivables for both the first and
         the last day of the preceding
         Collection Period, after giving effect
         to payments allocated to principal
         reported in (b)(ii) above.

         (d)  Receivables Repurchased or
     Substituted by Seller:

                    The number and
         aggregate Purchase Amount of
         Receivables repurchased by Seller
         and for any substitution of
         Receivables, the number and
         principal balance of both the
         Receivables being replaced and the
         Receivables substituted.

         (e)  Delinquency Information:

                    The amount of
         Receivables (other than Defaulted
         Receivables and Liquidated
         Receivables) as to which Obligors
         are (i) 30 days to 59 days past due
         and (ii) 60 days to 89 days past due
         in making Scheduled Payments.

         (f)  Repossession Information:

                   The number and
         principal balance of Receivables as to
         which the Servicer has repossessed
         the Financed Vehicle during the
         current period and on a cumulative
         basis.

         (g)  Liquidated and Defaulted
    Receivables Information:

                   The number and
         principal balance of Receivables
         which became Liquidated
         Receivables (other than Receivables
         previously characterized as Defaulted
         Receivables) and the number and
         principal balance of Receivables
         which became Defaulted Receivables
         during the Collection Period and on
         a cumulative basis.

         (h)  Recoveries:

               The amount of Liquidation
         Proceeds, the amount of insurance
         claims paid under the VSI Insurance
         Policy, the amount of rebates
         received from the  Servicer as a
         result of cancelled warranty or
         extended service contracts and the
         amount of claims paid under
         consumer insurance during the
         related Collection Period and on a
         cumulative basis.

         (i)  Retention Amount:

               The beginning balance, the
         amount added with respect to
         Additional Receivables or quarterly
         reserve loss deficiency, the amount
         subtracted with respect to approved
         claims and quarterly reserve loss
         surplus, and the ending balance.

         (j)  Risk Default Insurance Proceeds:

               The amount of insurance
         proceeds paid under the Risk Default
         Insurance Policy.

         (k)  Net Losses:

                   The amount of Net
         Losses, if any, on such Distribution
         Date and the cumulative amount of
         all Net Losses realized on the
         Receivables since the Closing Date.

         (l)  Insurance Claims:

                   The number of
         Receivables as to which a claim was
         filed under the Risk Default Policy
         or the VSI Insurance Policy, the
         amount of such claims, the number
         of claims rejected and the principal
         balance of related Receivables
         rejected under the Risk Default
         Policy for the related Collection
         Period and on a cumulative basis.

         (m)  Funding Account:

                   The beginning
         balance, the amount withdrawn to
         purchase Additional Receivables and
         to make deposits to the Reserve
         Fund, the amount of any
         reinvestment income earned on the
         moneys on deposit therein, and the
         ending balance.

         (n)  Collection Account:

                   The amount of
         reinvestment income on funds held in
         the Collection Account.

         (o)  Other Information:

                   Any other information
         regarding each distribution which any
         Certificateholder reasonably requests
         in writing 30 days prior to such
         distribution and which the Trustee
         can provide without undue expense
         or effort.

    Within thirty (30) days after the end of each calendar year, the Trustee shall furnish to each Person who at any time during such calendar year was a Certificateholder of record and received any payment thereon (a) a report as to the aggregate of amounts reported pursuant to clauses (b)(i), (ii) and
(iii) of this Section 5.09 for such calendar year or applicable portion thereof during which such Person was a Certificateholder and (b) such information as may be reasonably requested by the Certificateholders or required by the Code, and the regulations thereunder, to enable such Holders to prepare their federal and state income tax returns.
The obligation of the Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Backup Servicer pursuant to any requirements of the Code. The parties hereto further agree to treat each series of Certificates as separate from each other series created under the Master Trust Agreement for federal income tax purposes.

    The Seller shall prepare any tax returns or other forms required to be filed by the Trust. The
Trustee, upon request, will furnish the Seller with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust.

    Section 5.10.  Reliance on Information
from the Servicer. Notwithstanding anything to the contrary contained in this Agreement, all distributions from any of the accounts described in this Article V and any movement of cash between such accounts shall be made by the Trustee in reliance on information provided to the Trustee by the Servicer in writing, whether by way of the Servicer's Monthly Servicing Certificate or otherwise unless the Trustee has actual knowledge or notice of any inaccuracy therein.

                 ARTICLE VI

        RIGHTS OF CERTIFICATEHOLDERS

    The Certificates shall represent fractional undivided interests in the assets of the Trust which shall consist of the right to receive, at the time and in the amount specified herein pursuant to Section
5.01, a Percentage Interest in distributions with respect to the Trust Property secured by funds available pursuant to the Reserve Fund. Any other right to receive payments or distributions hereunder shall not represent any interest in the Accounts or the Reserve Fund, except as specifically provided in this Agreement. The parties hereto and the Certificateholders agree that the Certificates represent undivided interests in the Receivables, which Receivables shall constitute stripped bonds within the meaning of Section 1286 of the Code.
The parties hereto further agree to treat the Certificates as separate from all other series of certificates created under the Master Trust
Agreement for federal income tax purposes.


                 ARTICLE VII

              THE CERTIFICATES

    Section 7.01.  The Certificates.  The
Certificates shall be substantially in the forms of Exhibit A-1 and A-2 hereto. The Class A and
Class B Certificates shall be issuable in minimum denominations in Certificate Balances of $1,000,000 and integral multiples of $1,000 in excess thereof, except that one Class A Certificate or Class B
Certificate may be issued in a different denomination to account for an odd initial aggregate
Certificate Balance. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trustee Officer of the Trustee under the Trustee's seal imprinted thereon and shall bear legends restricting the transfer thereof. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

    Section 7.02.  Execution, Authentication of
Certificates. The Trustee shall cause the Certificates to be executed on behalf of the Trust, and delivered to or upon the written order of the Seller pursuant to this Agreement. No Certificate shall entitle its Holder to any benefit under this Agreement or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibits A-1 and A-2 hereto executed by the Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

    Section 7.03.  Registration of Transfer and
Exchange of Certificates.

         (a)  The Certificate Registrar shall
    maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Register shall provide for the registration of Certificates and transfers and exchanges of Certificates as provided in this Agreement. The Trustee is hereby initially appointed Certificate
    Registrar for the purpose of registering
    Certificates and transfers and changes of Certificates as provided in this Agreement.
    In the event that, subsequent to the Closing
    Date, the Trustee notifies the Seller that it is unable to act as Certificate Registrar, the Seller shall appoint another bank or trust company, having an office or agency located in the Borough of Manhattan, The City of New York, agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Trustee, to act as successor Certificate
    Registrar under this Agreement.

         No transfer of a Certificate shall be
    made unless (I) (a) such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or (b) (i) such transfer is exempt from the registration requirements under the Securities Act and such state securities laws or (ii) the Certificate Registrar is notified by such transferee that such Certificate will be registered in the name of the Clearing
    Agency or its nominee and shall be held by such transferee in book-entry form through the Clearing Agency, and (II) such transfer is to a Person that satisfies the requirements of paragraph (a) (2) (i) or (a) (2) (ii) of Rule
    3a-7 as then in effect or any successor rule
    ("Rule 3a-7") under the Investment
    Company Act. Each prospective purchaser of a non-registered Certificate not held in book-entry form shall deliver a completed and duly executed Transferee's Certificate in the form of Exhibit K or L, as applicable, to the Trustee and to the Seller for inspection prior to effecting any requested transfer.
    The Seller and the Trustee may rely
    conclusively upon the information contained in any such certificate in the absence of knowledge to the contrary. In connection with any transfer within three years from the date of the initial issuance of the Certificates
    (other than the transfer of any Certificate that is or has become registered under the Securities Act on or before such transfer or any transfer of a Certificate held in book-entry form), the Trustee shall (except in the case of a transfer to a "qualified institutional buyer") require an Opinion of Counsel to the effect that such transfer may be effected without registration under the Securities Act, which Opinion of Counsel shall be addressed to the Seller and the Trustee and shall be secured at the expense of the Holder. Each
    Certificate Owner shall be deemed to have agreed to these restrictions on transfer.

         (b)  If an election is made to hold a
    Certificate in book-entry form, the
    Certificate shall be registered in the name of a nominee designated by the Clearing
    Agency (and may be aggregated as to
    denominations with other Certificates held by the Clearing Agency). With respect to Certificates held in book-entry form:

               (1) the Certificate
         Registrar and the Trustee will be
         entitled to deal with the Clearing
         Agency for all purposes of this
         Agreement (including the payment of
         principal of and interest on the
         Certificates and the giving of
         instructions or directions hereunder)
         as the sole Holder of the Certificates,
         and shall have no obligation to the
         Certificate Owners;

               (2) the rights of
         Certificate Owners will be exercised
         only through the Clearing Agency
         and will be limited to those
         established by law and agreements
         between such Certificate Owners and
         the Clearing Agency and/or the
         Clearing Agency Participants
         pursuant to the Depository
         Agreement;

               (3) whenever this
         Agreement requires or permits
         actions to be taken based upon
         instructions or directions of Holders
         of Certificates evidencing a specified
         percentage of the Outstanding
         Amount of the Certificates, the
         Clearing Agency will be deemed to
         represent such percentage only to the
         extent that it has received
         instructions to such effect from
         Certificate Owners and/or Clearing
         Agency Participants owning or
         representing, respectively, such
         required percentage of the beneficial
         interest in the Certificates and has
         delivered such instructions to the
         Trustee; and

               (4) without the consent of
         the Seller and the Trustee, no such
         Certificate may be transferred by the
         Clearing Agency except to a
         successor Clearing Agency that
         agrees to hold such Certificate for
         the account of the Certificate Owners
         or except upon the election of the
         Certificate Owner thereof or a
         subsequent transferee to hold such
         Certificate in physical form.

         Neither the Trustee nor the
    Certificate Registrar shall have any
    responsibility to monitor or restrict the transfer of beneficial ownership in any Certificate an interest in which is transferable through the facilities of the Clearing Agency.

         The Seller shall cause each
    Certificate to contain a legend stating that transfer of the Certificates is subject to certain restrictions and referring prospective purchasers of the Certificates to this Section
    7.03 with respect to such restrictions.

         (c)  No transfer of an ERISA-
    Restricted Certificate (other than a
    Certificate held in book-entry form) shall be made to any Person unless the Trustee and Seller have received (A) a certificate
    (substantially in the form of Exhibit M) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited
    Transactions Class Exemption 95-60, 60
    Fed. Reg. 35925 (July 12, 1995) (the
    "Exemptions") apply to the transferee's
    acquisition and holding of any such
    Certificate or (B) an opinion of counsel satisfactory to the Trustee and the Seller to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section
    4975 of the Code and will not subject the Trustee or the Seller to any obligation in addition to those undertaken in the Agreement; provided, however, that the
    Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. Any Certificate Owners of a
    Certificate held in book-entry form shall be deemed to have made the representation in clause (A) of this preceding sentence by its acceptance of such Certificate. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust, the Trustee nor any other party to the Agreement but shall be borne by the Holder.

         (d)  The Certificates, until such time,
    if at all, as they become registered under the Securities Act, shall bear legends stating that they have not been registered under the Securities Act and are subject to the restrictions on transfer described in Section
    7.03(a). The Certificates shall additionally bear legends stating that they are subject to the restrictions on transfer described in
    Section 7.03(c).  By purchasing a
    Certificate, each purchaser shall be deemed to have agreed to these restriction on transfer.

         (e)  The Holder of a Certificate
    desiring to effect any transfer or assignment shall, and the transferee of such Certificate by purchasing such Certificate agrees to, indemnify the Trustee and the Seller against any liability that may result if the transfer or assignment is not made in accordance with the provisions of this Section 7.03 and applicable federal and state securities laws.

         (f)  Upon surrender for registration
    of transfer of any Certificate at the
    Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like aggregate principal amount.

         (g)  At the option of a Class A or
    Class B Certificateholder, such holder's
    Certificates may be exchanged for other
    Certificates of the same Class in authorized denominations of a like aggregate principal amount, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee on behalf of the Trust shall execute, authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.

         (h) Every Certificate presented or
    surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be cancelled and subsequently disposed of by the Trustee.

         (i) No service charge shall be made
    to the Certificateholders for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

    Section 7.04.  Mutilated, Destroyed, Lost or
Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate (provided that a Certificateholder's written statement with respect to such destruction, loss or theft shall constitute satisfactory evidence thereof) and (b) there shall be delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 7.04, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 7.04 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

    Section 7.05.  Persons Deemed Owners.
Prior to due presentation of a Certificate for registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.06 and for all other purposes whatsoever, and neither the Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

    Section 7.06.  Access to List of
Certificateholders' Names and Addresses.  The
Trustee shall furnish or cause to be furnished to the Servicer, at the expense of the Trust, within 15 days after receipt by the Trustee of a request therefor from the Servicer in writing, a list, in such form as the Servicer may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold neither the Servicer nor the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

    Section 7.07.  Maintenance of Office or
Agency.  The Trustee shall maintain in
Minneapolis, Minnesota, or New York, New York, an office or offices or agency or agencies where
Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served.
The Trustee initially designates the Corporate Trust
Office as specified in this Agreement as its office for such purposes. The Trustee shall give prompt written notice to the Backup Servicer and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

    Section 7.08.  Notices to Certificateholders.
Whenever notice or other communication to the Certificateholders is required under this Agreement, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Certificates at their respective addresses as they appear in the Certificate Register.


                ARTICLE VIII

                 THE SELLER

    Section 8.01.  Representations of Seller.
The Seller makes the following representations on which the Trustee relies in accepting the Receivables in trust and executing and authenticating the Certificates on the Closing Date.
The representations speak as of the Closing Date, but shall survive the pledge, transfer and assignment of the Receivables to the Trustee in trust for the benefit of the Certificateholders.

         (a)   Organization and Good
    Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b)   Due Qualification.  The
    Seller is in good standing and duly qualified to do business and has obtained all necessary licenses and approvals in the States of Delaware and New Jersey and all other jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, unless the failure of the Seller to obtain such licenses and approvals would have no material adverse effect on the Seller's ability to fulfill its obligations hereunder.

         (c)   Power and Authority.  The
    Seller has the power and authority to
    execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be so sold and assigned to and deposited with the Trustee as part of the Trust and such sale and assignment is valid and binding against the Seller and has been duly authorized by the Seller by all necessary action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary action and this Agreement is the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms. The Seller has duly executed and delivered this Agreement and any other agreements and documents necessary to effectuate the transactions contemplated hereby.

         (d)   No Violation.  The
    consummation of the transactions
    contemplated by this Agreement and the
    fulfillment of the terms hereof neither
    conflict with, result in any breach of any of the terms and provisions of, nor constitute
    (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Seller, or any indenture, agreement, or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument
    (other than this Agreement); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the
    Seller or its properties.

         (e)   No Proceedings.  To the
    Seller's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties:
    (i) asserting the invalidity of this
    Agreement, the Purchase Agreement or the Certificates; (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Purchase Agreement or this Agreement; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Purchase Agreement or the Certificates;
    or (iv) relating to the Seller and which might adversely affect the federal or State income tax attributes of the Certificates.

         (f)    No Approvals.  No
     approval, authorization or other action by, or filing with, any governmental authority of the United States of America or any of the States is required or necessary to consummate the transactions contemplated hereby, except as such as have been duly obtained or made by the Closing Date.
     Seller complies in all material respects with all applicable laws, rules and orders with respect to itself, its business and properties and the Receivables; and Seller maintains all applicable permits and certifications.

         (g)    Taxes.  The Seller has filed
     all federal, State, county, local and foreign income, franchise and other tax returns required to be filed by it through the date hereof, and has paid all taxes reflected as due thereon. There is no pending dispute with any taxing authority that, if determined adversely to the Seller, would result in the assertion by any taxing authority of any material tax deficiency, and the Seller has no knowledge of a proposed liability for any tax to be imposed upon the Seller's properties or assets for which there is not an adequate reserve reflected in the Seller's current financial statements.

         (h)    Adequate Provisions for
     Taxes.  The provisions for taxes on the
     Seller's books are in accordance with
     generally accepted accounting principles.

         (i)    Pension/Profit Sharing
     Plans. No contribution failure has occurred with respect to any pension or profit sharing plan to which the Seller or any of its Affiliates is a contributor, and all such plans have been fully funded as of the date of this Agreement.

         (j)    Trade Names.  "Aegis Auto
     Funding Corp. IV" is the only trade name under which the Seller is currently operating its business and under which the Seller operated its business for the period of time during which the Seller was in existence preceding the Closing Date.

         (k)    Ability to Perform.  There
     has been no material impairment in the
     ability of Seller to perform its obligations under this Agreement.

         (l)    Chief Executive Office.
     Since it commenced operations, the Seller has maintained its chief executive office in the State of Delaware and there have been no other locations of the Seller's chief executive office preceding the Closing Date.
     The Seller shall give written notice to the Trustee and the Certificateholders at least 30 days prior to relocating its chief executive office and shall make such filings under the UCC as shall be necessary to maintain the perfected, first priority security interest in the Receivables granted hereunder in favor of the Trust.

         (m)    Adverse Orders.  There is
     no injunction, writ, restraining order or other order of any nature binding upon Seller that adversely affects Seller's performance of this Agreement and the transactions contemplated thereby.

         (n)    Solvent.  Seller is solvent
     and will not become insolvent after giving effect to the transactions contemplated hereunder; Seller is paying its debts as they become due; Seller, after giving effect to the contemplated transactions, will have adequate capital to conduct its business.

         (o)    Lock-Box Account.  Each
     Obligor of a Receivable has been, or will be within 30 days of the Closing Date or Funding Date when acquired, directed and is required to remit payments to the Lock-Box
     Account.

         (p)    Consolidation.  Seller has
     operated and will operate its business such that its assets and liabilities will not be substantively consolidated with the assets and liabilities of Aegis Finance and its separate existence will not be disregarded in any state or federal court proceeding.

         (q)    Business Purpose.  The
     Seller will acquire and sell, transfer, assign and otherwise convey (for state law, tax and financial accounting purposes) the
     Receivables for a bona fide business
     purpose.

         (r)    Federal Income Tax
     Purposes. The Seller intends to treat the transactions contemplated under this
     Agreement as a sale of the Receivables to the Trust for federal income tax purposes, subject to the retention by the Seller of a stripped coupon therein as described in
     Section 1286 of the Code.  The Seller
     intends to cause to be filed all returns or reports in a manner consistent with such treatment. In addition, the Seller intends to treat each other trust created under the Master Trust Agreement as an entity separate from the Trust for federal income tax purposes. Further, the Seller intends to treat the Reserve Fund as property separate from any interest in any trust the Seller may acquire, including but not limited to any interest in the Excess Receipts.

         (s)    Valid Transfer.  The
     Purchase Agreement constitutes a valid
     transfer to the Seller of all of Aegis
     Finance's right, title and interest in the Receivables transferred to the Seller pursuant to such Purchase Agreement.

         (t)    Seller's Obligations.  The
     Seller has submitted all necessary
     documentation for payment of the
     Receivables to the Obligors and has fulfilled all of its applicable obligations hereunder required to be fulfilled as of the Closing
     Date.

         (u)    1940 Act.  The Seller is
     not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company
     Act of 1940, as amended.

     Section 8.02.  Liability of Seller;
Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, and only to the extent of the Seller's interest in the Trust Property.

         (a)    The Seller shall indemnify,
     defend and hold harmless the Trustee, the Trust, the Backup Servicer, the Custodian and each Certificateholder from and against any taxes, other than income and franchise taxes, that may at any time be asserted against the Trustee, the Trust, the Backup
     Servicer, the Custodian or the
     Certificateholders with respect to, and as of the date of, the transfer of the Receivables to the Trust or the issuance and original sale of the Certificates, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes and costs and expenses in defending against the same.

         (b)    The Seller shall assume,
     defend and hold harmless the Trustee, the Trust, the Backup Servicer, the Custodian and each Certificateholder from and against any loss, liability, expense or action, suit, claim or damage incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement (and such indemnity shall extend to the performance of the Seller's duties and the satisfaction of its obligations with respect to any Receivables that become Purchased Receivables, as provided in this Agreement), (ii) the Seller's violation of federal or State securities laws in connection with the exemption from registration of the sale of the Certificates, and (iii) any transaction arising out of or contemplated by this Agreement except any loss, liability, expense, action, suit, claim or damage arising out of the failure to pay principal, premium, if any, or interest with respect to the Certificates to the extent such failure does not result from the Seller's omission to comply with the terms of this Agreement or acts of the Seller in contravention of this Agreement.

     The assumption of liability or
indemnification under this Section 8.02 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation and shall survive termination of this Agreement. If the Seller shall have made any payments to the Trustee pursuant to this Section and the Trustee thereafter shall collect any of such amounts from others, the Trustee shall repay such amounts to such party without interest. Notwithstanding anything to the contrary herein, the liability of the Seller under this
Section 8.02 is intended to be the same primary liability as would apply to the general partner of a limited partnership organized under the laws of the State of Delaware. Potential creditors of the Trust are intended beneficiaries of the assumption of liabilities by the Seller under this Section 8.02 and may enforce such assumption in accordance with its tenor.

     Section 8.03.  Merger or Consolidation of,
or Assumption of the Obligations of, Seller.  Any
Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party, or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement;
provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty or covenant made pursuant to Section 3.01 or Section 8.01 shall have been breached, no Event of Servicing Default, and no event that, after notice or lapse of time, or both, would become an Event of Servicing Default shall have happened and be continuing and the conditions of Section 8.07(a)(ii) shall have been satisfied, (ii) the Seller shall have delivered to the Trustee and each Certificateholder an Officer's Certificate and an Opinion of Counsel, which shall be independent outside counsel, each stating that such consolidation, merger or succession and such agreement or assumption comply with this Section 8.03 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Seller shall have delivered to the Trustee an Opinion of Counsel, which shall be independent outside counsel, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (iv) the Major Certificateholders shall have consented to such merger, consolidation or succession. The Seller shall provide notice of any merger, consolidation or succession pursuant to this
Section 8.03 to each Certificateholder.
Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

     Section 8.04.  Limitation on Liability of
Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the written advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

     Section 8.05.  Seller May Own Certificates.
The Seller and any Affiliate of the Seller may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise provided in the definition of "Certificateholder" in Section 1.01.
Certificates so owned by or pledged to the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates, other than with respect to Voting Interests. Notwithstanding the foregoing, the Seller will not, and will not permit any of their Affiliates (or any Person acting on behalf of the Seller or any such Affiliate) to directly or indirectly acquire or make any offer to acquire any Certificates unless the Seller or such Affiliate (or such Person acting on behalf thereof) shall have offered to acquire Certificates, pro rata, from all Holders and upon the same terms.

     Section 8.06.  Covenants of the Seller.  The
Seller shall:

         (a)    not impair the rights of the
     Certificateholders or the Trustee in the Receivables;

         (b)    except for the sale and
     assignment effected under this Agreement and prior to the termination of the Trust, not sell, pledge, assign, or transfer to any other
     Person, or grant, create, incur, assume, or suffer to exist any Lien on any Receivable sold to the Trustee or any interest therein;

         (c)    immediately notify the
     Trustee of the existence of any Lien on any Receivable;

         (d)    defend the right, title, and
     interest of the Trustee in, to, and under the Receivables transferred to the Trustee, against all claims of third parties claiming through or under the Seller, Aegis Finance or the Servicer;

         (e)    make at its sole cost and
     expense any filings, reports, notices,
     applications, registrations with, and seek any consents or authorizations from, the
     Securities and Exchange Commission and
     any state securities authority on behalf of the Trust as may be necessary or advisable or reasonably requested by the Trustee, and shall comply with any federal or State securities or reporting requirements laws;

         (f)    comply in all respects with
     the terms and conditions of the Purchase
     Agreement and not amend, modify, or
     waive any provision of the Purchase
     Agreement in any manner relating to the
     obligation of Aegis Finance to repurchase
     Receivables or in any manner that would
     have a materially adverse effect on the
     interests of the Certificateholders;

         (g)    promptly after receipt of
     knowledge thereof, notify the Trustee and the Certificateholders of the occurrence of any Event of Backup Servicing Default or
     Event of Servicing Default and any breach by the Seller or the Backup Servicer of any of its respective covenants or representations and warranties contained in this Agreement or, with respect to the Seller, in the Purchase Agreement;

         (h)    make at its sole cost and
     expense any filings, reports, notices, or applications and seek any consents or authorizations from any and all government agencies, tribunals, or authorities in accordance with the UCC and any State vehicle license or registration authority on behalf of the Trust as may be necessary or advisable or reasonably requested by the Trustee to create, maintain and protect a first-priority perfected security interest of the Trust in, to, and on the Financed
     Vehicles and a first-priority perfected
     ownership interest of the Trust in, to, and on the Receivables transferred to it;

         (i)    upon request of any
     Certificateholder, furnish the information required by paragraph (d)(4) of Rule 144A promulgated under the Securities Act.

     Section 8.07.  Enforcement by Trustee.
The Seller hereby acknowledges and agrees that the following covenants and agreements of the Seller shall be enforceable by the Trustee at all times until the Trust is terminated.

         (a)    Covenants Regarding
     Operations:

                (i) The Seller shall not
         engage in any business or activity
         other than in connection with or
         relating to the purchase of auto loan
         receivables and the issuance of debt
         secured by, or certificates of
         participation in, a pool of auto loan
         receivables.

                (ii)     The Seller shall not
         consolidate or merge with or into any
         other entity or convey or transfer its
         properties and assets substantially as
         an entirety to any entity unless (A)
         the entity (if other than the Seller)
         formed or surviving such
         consolidation or merger, or that
         acquires by conveyance or transfer
         the properties and assets of the Seller
         substantially as an entirety, shall be
         organized and existing under the
         laws of the United States of America
         or any State thereof or the District of
         Columbia, and shall expressly
         assume in form satisfactory to the
         Majority Certificateholders, the
         performance of every covenant on
         the part of the Seller to be performed
         or observed pursuant to this
         Agreement and the Purchase
         Agreement, (B) immediately after
         giving effect to such transaction, no
         default or event of default under this
         Agreement shall have occurred and
         be continuing, (C) the Seller shall
         have delivered to each
         Certificateholder and the Trustee an
         Officers' Certificate and an opinion
         of independent counsel, each stating
         that such consolidation, merger,
         conveyance or transfer comply with
         this Agreement and (D) the Majority
         Certificateholders shall have
         consented thereto.

                (iii)    The Seller shall not
         dissolve or liquidate, in whole or in
         part, except (A) as permitted in
         paragraph (ii) above or (B) with the
         prior written consent of the Trustee
         and the Majority Certificateholders.

                (iv)     The funds and other
         assets of the Seller shall not be
         commingled with those of any other
         corporation, entity or Person,
         including, but not limited to, the
         parent or Affiliates of the Seller.

                (v) The Seller shall not
         hold itself out as being liable for the
         debts of any other party, including,
         but not limited to, the debts of the
         parent or Affiliates of the Seller.

                (vi)     The Seller shall not
         form, or cause to be formed, or
         otherwise have, any subsidiaries.

                (vii)     The Seller shall act
         solely in its corporate name and
         through the duly authorized officers
         or agents in the conduct of its
         business, and shall conduct its
         business so as not to mislead others
         as to the identity of the entity with
         which they are concerned.

                (viii)  At all times, except
         in the case of a temporary vacancy,
         which shall promptly be filled, the
         Seller shall have on its board of
         directors at least two directors each
         of whom qualifies as an
         "Independent Director" as such term
         is defined in the Seller's Certificate
         of Incorporation as originally filed
         with the Delaware Secretary of
         State's office.

                (ix)     The Seller shall
         maintain records and books of
         account of the Seller and shall not
         commingle such records and books
         of account with the records and
         books of account of any Person.
         The books of the Seller may be kept
         (subject to any provision contained in
         the statutes) inside or outside the
         State of New Jersey at such place or
         places as may be designated from
         time to time by the board of
         directors of the Seller.

                (x) The board of directors
         of the Seller shall hold appropriate
         meetings to authorize all of its
         corporate actions.  Regular meetings
         of the board of directors of the Seller
         shall be held not less frequently than
         three times per annum.

                (xi)     Meetings of the
         shareholders of the Seller shall be
         held not less frequently than one time
         per annum.

                (xii)    The Seller shall not
         amend, alter, change or repeal any
         provision contained in this
         Section 8.07(a) without (A) the
         affirmative vote in favor thereof of
         eighty percent (80%) of the then
         outstanding shares of the Seller
         entitled to vote thereon and (B) the
         prior written consent of the Trustee
         and the Majority Certificateholders.

                (xiii)  The Seller shall not,
         without the affirmative unanimous
         vote of the whole board of directors
         of the Seller (including at least one
         director referred to in clause (viii)
         above), institute any proceedings to
         adjudicate the Seller a bankrupt or
         insolvent, consent to the institution
         of bankruptcy or insolvency
         proceedings against the Seller, file a
         petition seeking or consenting to
         reorganization or relief under any
         applicable federal or State law
         relating to bankruptcy, consent to the
         appointment of a receiver, liquidator,
         assignee, trustee, sequestrator (or
         other similar official) of the Seller or a substantial part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Seller.

              (xiv) The Seller is not and
         shall not be involved in the day-to-
         day or other management of its
         parent or any of its Affiliates.

              (xv)  Other than the
         purchase and sale or pledge of assets
         as provided in this Agreement and
         related agreements with respect to
         this transaction and other transactions
         relating to the purchase of auto loan
         receivables and the issuance of debt
         or certificates of participation as
         contemplated by the Master Trust
         Agreement, the Seller shall engage in
         no other transactions with any of its
         Affiliates.

              (xvi) Seller shall maintain a
         separate business office and
         telephone number from any of its
         Affiliates.

              (xvii)     Seller's financial
         statements shall reflect its separate
         legal existence from any of its
         Affiliates.

              (xviii)    The Seller will not
         amend its Certificate of Incorporation
         in any respect material to the
         Certificateholders.

              (xix) The Seller shall use
         separate invoices, stationery and
         checks.

              (xx)  The Seller shall not
         suffer or permit the credit or assets
         of Aegis Finance to be held out as
         available for the obligations of the
         Seller.

              (xxi) The Seller shall enter
         into transactions with Aegis Finance
         or its affiliates only on commercially
         reasonable terms.

              (xxii)     The Seller shall not
         incur or issue any "Obligation" (as
         such term is defined in its Certificate
         of Incorporation) in contravention of
         the limitations set forth therein.

              (xxiii)    The Seller shall not
         issue any "Securities" or incur or
         issue any "Obligations" (as such
         terms are defined in its Certificate of
         Incorporation) under any other
         pooling and servicing agreement,
         purchase agreement or otherwise,
         unless such agreement contains an
         express provision substantially
         similar to Section 13.10 hereof
         limiting recourse to the Seller to the
         assets involved in the transaction to
         which such agreement relates.

              (xxiv)     The Seller will
         maintain its valid corporate existence
         in good standing under the laws of
         the State of Delaware; (ii) will
         observe all corporate procedures
         required by its Certificate of
         Incorporation and Bylaws (the
         "Bylaws") and the laws of the State
         of Delaware; and (iii) and will
         otherwise comply with the provisions
         of its Certificate of Incorporation and
         Bylaws and the Delaware General
         Corporation Law.

              (xxv) Financial and
         operational services, including,
         without limitation, maintenance of
         the Seller's books and records, will
         be performed on behalf of the Seller
         by independent contractors.  The
         Seller will make payments to such
         independent contractors for such
         services rendered or expenses
         incurred on its behalf in an amount
         equal to the fair value of such
         services and expenses.  To the extent
         the Seller leases premises from Aegis
         Finance or its Affiliates, the Seller
         will pay appropriate compensation or
         rental.  The Seller will be directly
         responsible for the costs of outside
         legal, auditing and other similar
         services.  The Seller will provide for
         its operating expenses and liabilities
         from its own funds.

              (xxvi)     The annual financial
         statements of the Seller will disclose
         the effects of these transactions in
         accordance with generally accepted
         accounting principles.  Any
         consolidated financial statements
         which consolidate the assets and
         earnings of Aegis Finance with those
         of the Seller will contain a footnote
         stating that the assets of Aegis
         Finance will not be available to
         creditors of Seller.  Audited financial
         statements of the Seller will disclose
         that the assets of the Seller are not
         available to pay creditors of Aegis
         Finance.

     Section 8.08.  No Bankruptcy Petition.  The
Seller covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor, which securities were rated by any nationally recognized statistical rating organization, it will not institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law.

                 ARTICLE IX

             THE BACKUP SERVICER

     Section 9.01.  Representations of Backup
Servicer. The Backup Servicer makes the following representations on which the Trustee relies in accepting the Receivables in trust and executing and authenticating the Certificates on the Closing Date.
The representations speak as of the Closing Date, but shall survive the sale and assignment of the Receivables to the Trustee in trust for the benefit of the Certificateholders.

         (a)  Organization and Good
     Standing. The Backup Servicer shall have been duly organized and shall be validly existing and in good standing under the federal laws of the United States of America, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted.

         (b)  Power and Authority.  The
     Backup Servicer shall have the power and authority to execute and deliver this Agreement and the Servicing Agreement and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the Servicing Agreement shall have been duly authorized by the Backup Servicer by all necessary corporate action. Each of this Agreement and the Servicing Agreement constitutes the valid and binding obligation of the Backup
     Servicer enforceable in accordance with its terms.

         (c)  No Violation.  The
     consummation of the transactions by the
     Backup Servicer contemplated by this
     Agreement and the Servicing Agreement and the fulfillment of the terms hereof and thereof neither conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the charter or bylaws of the Backup Servicer, or, to the best of the Backup Servicer's knowledge, any indenture, agreement or other instrument to which the Backup Servicer is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement and the Servicing Agreement); nor to the best of the Backup Servicer's knowledge, any law, order, rule or regulation applicable to the Backup Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Backup Servicer or its properties.

         (d)  No Proceedings.  To the
     Backup Servicer's best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Backup Servicer or its respective properties: (A) asserting the invalidity of this Agreement or the Servicing
     Agreement; (B) seeking to prevent the
     consummation of any of the transactions
     contemplated by this Agreement or the
     Servicing Agreement; or (C) seeking any
     determination or ruling that might materially and adversely affect the performance by the Backup Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Servicing Agreement.

     Section 9.02.  Merger or Consolidation of,
or Assumption of the Obligations of, or
Resignation of Backup Servicer. Any Person (a) into which the Backup Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Backup Servicer shall be a party, (c) which may succeed to the properties and assets of the Backup Servicer substantially as a whole, or (d) which may succeed to the duties and obligations of the Backup Servicer under this Agreement and the Servicing Agreement following the resignation of the Backup Servicer, whether or not such Person executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder and thereunder, shall be the successor to the Backup Servicer under this Agreement and the Servicing Agreement without further act on the part of any of the parties to this Agreement or the Servicing Agreement.

     Section 9.03.  Limitation on Liability of
Backup Servicer and Others.  Neither the Backup
Servicer nor any of the directors or officers or employees or agents of the Backup Servicer shall be under any liability to the Trust or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Backup Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Backup Servicer and any director or officer or employee or agent of the Backup Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     Except as provided in this Agreement, the Backup Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties under this Agreement and the Servicing Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Backup
Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the Servicing Agreement and the rights and duties of the parties to this Agreement and the Servicing Agreement and the interests of the Certificateholders under this Agreement and the Servicing Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Backup Servicer shall be entitled to be reimbursed therefor.

     The Trustee shall distribute out of the
Collection Account on the Distribution Date succeeding the delivery of the Opinion of Counsel referred to below, without regard to any deficiencies in the amounts required to be distributed pursuant to Section 5.06, any expenses, costs or liabilities required from the Trust pursuant to this Section 9.03, provided, however, that the Trustee shall only distribute amounts pursuant to this Section 9.03 upon the Trustee's receipt of an Opinion of Counsel to the effect that such distribution is permitted by this Agreement.

     Section 9.04.  Successor Backup Servicer.
The Backup Servicer under this Agreement shall at all times be a corporation or a banking association organized and existing in good standing under the laws of the United States or a state thereof; having a combined capital and surplus not less than $50,000,000 and subject to supervision or examination by federal or state authorities. If such association or corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section 9.04, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Backup Servicer shall cease to be eligible in accordance with the provisions of this Section
9.04, or shall cease to be an Eligible Servicer, the Backup Servicer shall resign immediately in the manner and with the effect specified in Section
4.02.

     Section 9.05.  No Bankruptcy Petition.  The
Backup Servicer covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by the Trust it will not institute against, or join any other Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, that nothing contained herein shall prohibit the Backup Servicer from participating in any existing bankruptcy proceeding.

                  ARTICLE X

          BACKUP SERVICING DEFAULT

     Section 10.01.  Events of Backup Servicing
Default.  If any one of the following events
("Events of Backup Servicing Default") shall occur and be continuing:

         (a)  Failure on the part of the
     Backup Servicer duly to observe or to
     perform in any material respect any
     covenant or agreement of the Backup
     Servicer set forth in this Agreement or the Servicing Agreement, which failure shall (i) materially and adversely affect the rights of Certificateholders and (ii) continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been sent (A) to the Backup Servicer by the Trustee, or (B) to the Backup
     Servicer and to the Trustee by the Holders of Certificates evidencing not less than 20% of the Voting Interests thereof; or

         (b)  The entry of a decree or order
     by a court or agency or supervisory
     authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the Backup
     Servicer in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 30 consecutive days; or

         (c)  The consent by the Backup
     Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Backup Servicer or of or relating to substantially all of its property;
     or the Backup Servicer shall admit in
     writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, and in each and every case, so long as an Event of Backup Servicing Default shall not have been remedied, either the Trustee, or the Holders of the Certificates evidencing not less than 20% of the Voting Interests thereof, by notice then given in writing to the Backup Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Backup Servicer under this Agreement. Thirty (30) days after the receipt by the Backup Servicer of such written notice, all authority and power of the terminated
Backup Servicer under this Agreement, whether with respect to the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in the Trustee if the Trustee is not the same entity as the terminated Backup Servicer and a successor Backup Servicer has not been appointed under Section 10.02. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Backup Servicer, as attorney in fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination.
The predecessor Backup Servicer shall cooperate with the successor Backup Servicer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Backup Servicer under this Agreement.

     Section 10.02.  Appointment of Successor.

         (a)  Upon a Backup Servicer's
     receipt of notice of termination pursuant to
     Section 10.01 or a Backup Servicer's
     resignation in accordance with Section 4.02, the predecessor Backup Servicer shall continue to perform its functions as Backup
     Servicer under this Agreement until receipt of such notice and, in the case of resignation, until a successor Backup
     Servicer shall have assumed the duties of the Backup Servicer in accordance with this
     Section 10.02.  In the event of a Backup
     Servicer's termination hereunder, the
     Trustee (with the consent of the Majority
     Certificateholders) shall appoint a successor
     Backup Servicer, and the successor Backup
     Servicer shall accept its appointment by a written assumption in form acceptable to the Trustee. In the event that a successor
     Backup Servicer has not been so appointed
     (i) within 45 days of delivery of notice of termination, or (ii) within 30 days of resignation, the Trustee may petition a court of competent jurisdiction to appoint any established institution, having a combined capital and surplus of not less than $50,000,000 and which is an Eligible
     Servicer, as the successor to the Backup
     Servicer under this Agreement.

         (b)  Upon appointment, the
     successor Backup Servicer shall be the
     successor in all respects to the predecessor
     Backup Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Backup Servicer, including, but not limited to, the assumption by the Backup Servicer of all duties and obligations of the Servicer in the event of an Event of Servicing Default with respect to the Servicer under the Servicing Agreement pursuant to the terms therein and shall be entitled to all of the rights granted to the predecessor Backup Servicer, by the terms and provisions of this Agreement.

         (c)  The outgoing Backup Servicer
     shall deliver to the successor Backup
     Servicer all documents and records in its possession which are necessary to enable the successor Backup Servicer to perform its duties relating to the Servicing Agreement and the Receivables and otherwise use its best efforts to effect the orderly and efficient transfer of the Servicing Agreement to the successor Backup Servicer.

     Section 10.03.  Notification to
Certificateholders. Upon any termination of, or appointment of a successor to, a Backup Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

     Section 10.04.  Waiver of Past Defaults.
The Majority Certificateholders (or, in the case of a default referred to in Section 10.01(a), the Holders of Certificates evidencing 100% of the Voting Interests thereof) may, on behalf of all Holders of Certificates, waive any default by the Backup Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Backup Servicing
Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.
No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                 ARTICLE XI

                 THE TRUSTEE

     Section 11.01.  Duties of Trustee.  The
Trustee, both prior to the occurrence of an Event of Backup Servicing Default and after an Event of Backup Servicing Default shall have been cured or waived, shall undertake to perform only such duties as are specifically set forth in this Agreement. If an Event of Backup Servicing Default shall have occurred and shall not have been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;
provided, however, that if the Trustee shall assume the duties of a Backup Servicer pursuant to Section
10.02, the Trustee shall perform such duties in accordance with Section 4.06. If the Trustee is uncertain with respect to performing its duties or if a conflict arises regarding the Trustee's rights, duties and obligations, the Trustee may petition a court of competent jurisdiction for written direction or to interplead necessary parties. Notwithstanding anything in this Agreement to the contrary, neither the Trustee nor the Backup Servicer shall have any authority to perform any act which would cause the Trust to be characterized as an association taxable as a corporation for federal income tax purposes.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform as to form to the requirements of this Agreement; provided, however, in the absence of bad faith on its part, the Trustee can assume the truth and accuracy of the statements made therein and the genuineness of the signatures thereon.

     The Trustee shall take and maintain custody of the Schedule of Receivables included as an exhibit to this Agreement and shall retain all Monthly Servicing Certificates identifying
Receivables that become Purchased Receivables and Liquidated Receivables.

     The Trustee shall give written notice to the Certificateholders, the Seller and Aegis Finance of the occurrence, to its actual knowledge, which notice shall be given within three (3) Business
Days' of the Trustee's receipt of actual knowledge thereof, of any waiver of or any action taken to cure (i) any default, breach, violation or event permitting acceleration under the terms of any Receivable; (ii) any continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable; (iii) any default or delinquency under the terms of any Receivable that remained uncured for more than thirty (30) days after notice to the Seller; or (iv) any event which constitutes or with notice or the lapse of time would constitute an Event of Backup
Servicing Default or Event of Servicing Default.

     The Trustee shall give written notice to each Certificateholder promptly upon receipt of a notice from the Backup Servicer pursuant to Section 4.02 hereof or from the Servicer pursuant to paragraph
IV.F.1 of the Servicing Agreement or the Seller pursuant to Section 8.06(g) hereof of an event which with the giving of notice or the lapse of time, or both, would constitute an Event of Backup
Servicing Default or an Event of Servicing Default.

     No provision of this Agreement shall be
construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own bad faith; provided, however, that:

         (a)  Prior to the occurrence of an
     Event of Backup Servicing Default, and
     after the curing or waiving of all such
     Events of Backup Servicing Default that
     may have occurred, the duties and
     obligations of the Trustee shall be
     determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed upon any certificates or opinions furnished to the Trustee and conforming as to form to the requirements of this Agreement;

         (b)  The Trustee shall not be liable
     for an error of judgment made in good faith by a Trustee Officer, unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts;

         (c)  The Trustee shall not be liable
     with respect to any action taken, suffered or omitted to be taken in good faith in accordance with this Agreement or at the direction of the Holders of Certificates evidencing not less than 20% of the Voting
     Interests thereof relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

         (d)  The Trustee shall not be
     charged with knowledge of any failure by the Backup Servicer (so long as the Trustee is not the Backup Servicer) or the Servicer to comply with the obligations, covenants or representations or warranties of the Backup
     Servicer or the Servicer under this
     Agreement or the Servicing Agreement, as the case may be, or of any failure by the Seller to comply with the obligations, covenants or representations or warranties of the Seller under this Agreement, unless a Trustee Officer assigned to the Trustee's
     Corporate Trust Department obtains actual knowledge of such failure (it being understood that, so long as the Trustee is not the Backup Servicer, knowledge of the Backup Servicer is not attributable to the Trustee) or the Trustee receives written notice of such failure from the Backup
     Servicer, Servicer or the Seller, as the case may be, or any Holder of Certificates; and

         (e)  Without limiting the generality
     of this Section or Section 11.04, the Trustee
     (except if also serving as the Backup
     Servicer and the duties of the Backup
     Servicer require such) shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any agreement referred to therein or any financing statement or continuation statement evidencing a security interest in the Receivables or the Financed
     Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement or the Servicing Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties or (v) to inspect the Financed
     Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Seller's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer under this Agreement and the Servicing Agreement.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it believes in its sole discretion that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement or the Servicing Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, the Backup
Servicer or a Servicer under this Agreement or the Servicing Agreement, as the case may be.

     Section 11.02.  Trustee's Certificate.  On or
as soon as practicable after each Distribution Date on which Receivables shall be assigned to the Seller pursuant to Section 3.02, the Trustee shall execute a Trustee's Certificate (in the form of Exhibit R), based on the information contained in the Monthly
Servicing Certificate for the related Collection
Period, amounts deposited to the Certificate
Account and notices received pursuant to this Agreement, identifying the Receivables repurchased by the Seller pursuant to Section 3.02 during such Collection Period, and shall deliver such Trustee's
Certificate, accompanied by a copy of the Monthly
Servicing Certificate for such Collection Period to the Seller. The Trustee's Certificate submitted with respect to such Distribution Date shall operate, as of such Distribution Date, as an assignment, without recourse, representation or warranty, to the Seller, of all the Trustee's right, title and interest in and to such repurchased Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

     Section 11.03.    [Reserved]

     Section 11.04.  Certain Matters Affecting
Trustee.  Except as otherwise provided in Section
11.01:

         (a)  The Trustee may rely and
     shall be protected in acting or refraining from acting upon any resolution, Officer's
     Certificate, Monthly Servicing Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         (b)  The Trustee may consult with
     counsel and any written Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such written Opinion of Counsel.

         (c)  The Trustee shall be under no
     obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity, reasonably satisfactory to the Trustee, against the costs, expenses and liabilities that may be incurred therein or thereby.

         (d)  The Trustee shall not be liable
     for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

         (e)  Except as expressly provided
     herein, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 20% of the Voting Interests thereof; provided, however, that the Trustee may require reasonable indemnity against any cost, expense or liability as a condition to so proceeding at the direction of the Certificateholders.

         (f)  Subject to the limitations
     herein, the Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian. The Trustee shall not be responsible for any misconduct or negligence of any such agent or custodian appointed with due care by it hereunder or of the Servicer in its capacity as Servicer.
     The Trustee may act upon the opinion or
     advice of accountants, engineers or such other professionals as the Trustee deems necessary and selected by it in the exercise of reasonable care, and the Trustee may pay reasonable compensation and shall be entitled to reimbursement hereunder for such compensation paid to such professionals, which fee shall be considered an expense of the Trustee to be paid pursuant to
     Section 5.06(d)(i).

         (g)  Subsequent to the sale of the
     Receivables by the Seller to the Trust, the Trustee shall have no duty of independent inquiry, and the Trustee may rely upon the representations and warranties and covenants of the Seller and the Servicer contained in this Agreement and the Servicing Agreement with respect to the Receivables.

     Section 11.05.  Trustee Not Liable for
Certificates or Receivables. The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall make no representations as to the validity or sufficiency of this Agreement, the Trust Property or of the Certificates (other than the certificate of authentication on the Certificates), or of any Receivable or related document or the validity, genuineness or originality of any document delivered to the Trustee in its capacity as Custodian. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition, location and ownership of any Financed Vehicle; the review of any Servicer File or Custodian File therefor; the existence and enforceability of any physical damage insurance thereon; the existence and contents of any Receivable or any Servicer File or Custodian File or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable or any Servicer File or Custodian File; the performance or enforcement of any Receivable; the compliance by the Seller or the Servicer, with any warranty or representation made under this Agreement or the Servicing
Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof (provided, however, that the receipt of notice or other discovery of such noncompliance or breach shall only obligate the Trustee to comply with the terms of Section 3.02 hereof); any investment of moneys by the Trustee or any loss resulting therefrom (it being understood that the Trustee shall remain responsible for any Trust property that it may hold); the acts or omissions of the Seller, the Servicer or any Obligor; an action of the Servicer taken in the name of the Trustee; or any action by the Trustee taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except if caused by its negligence or its failure to act in accordance with reasonable and proper instructions given in writing received by the Trustee, the Trustee shall not be liable for losses on investments on the funds or on the accounts established pursuant to Section 5.01. The Trustee shall not be liable for collections received by the Servicer prior to deposit by the Servicer of such collections into the Collection Account or for the application or misapplication of funds, or for other acts or defaults, by any person, firm or corporation except its own directors, officers, agents and employees.
Except with respect to a claim based on the Trustee's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of this Agreement, the Certificates or any Receivable or assignment thereof against the Trustee in its individual capacity, the Trustee shall not have any personal obligation, liability or duty whatsoever to any Certificateholder or any other
Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to a Servicer in respect of the Receivables.

     Section 11.06.  Trustee May Own
Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Seller and the Servicer in banking transactions with the same rights as it would have if it were not Trustee, except as otherwise provided in the definition of "Certificateholder" in Section 1.01.

     Section 11.07.  Trustee's Fees and
Expenses. The Trustee shall be entitled to the Trustee Fees as compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts created by this Agreement and in the exercise and performance of any of the Trustee's powers and duties under this Agreement. The Trustee shall be paid or reimbursed pursuant to Section 5.06 upon its request for all reasonable expenses and disbursements (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) incurred or made by the Trustee in accordance with any provisions of this Agreement, except any such expense or disbursement as may be attributable to its willful misfeasance, negligence or bad faith. Unpaid fees and expenses of the Trustee shall bear interest at the prime rate then in effect plus 2%. The Seller shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense incurred without willful misfeasance, negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement.
Additionally, the Seller, pursuant to Section 8.02, shall indemnify the Trustee with respect to certain matters. The Trustee shall not be required to furnish any surety bond. The provisions of this
Section 11.07 shall survive the termination of this Agreement.

     Section 11.08.  Eligibility Requirements for
Trustee. The Trustee shall at all times be a corporation having an office in the same state as the location of the Corporate Trust Office as specified in or pursuant to this Agreement; and organized and doing business under the laws of such state or the United States of America; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least
$100,000,000 and subject to supervision or examination by federal or state authorities. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section 11.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section
11.08, the Trustee shall resign immediately in the manner and with the effect specified in Section
11.09.

     Section 11.09.  Resignation or Removal of
Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller and each Certificateholder. Upon receiving such notice of resignation, the Majority Certificateholders shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning
Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section
11.08 and shall fail to resign after written request therefor by the Seller, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Majority Certificateholders may remove the
Trustee. If the Majority Certificateholders shall remove the Trustee under the authority of the immediately preceding sentence, the Majority
Certificateholders shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor Trustee and payment of all fees and expenses owed to the outgoing Trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.09 shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 11.10 and payment of all fees and expenses owed to the outgoing Trustee or upon order of a court of competent jurisdiction.

     Section 11.10.  Successor Trustee.  Any
successor Trustee appointed pursuant to Section
11.09 shall execute, acknowledge and deliver to the Backup Servicer, the Servicer and to the predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor
Trustee shall become effective and such successor
Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor
Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents and statements and moneys held by it under this Agreement; and the Seller and the predecessor
Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept
appointment as provided in this Section 11.10 unless at the time of such acceptance such successor
Trustee shall be eligible pursuant to Section 11.08.

     Upon acceptance of appointment by a
successor Trustee pursuant to this Section 11.10, the successor Trustee shall mail notice of the successor of such Trustee under this Agreement to all Holders of Certificates at their addresses as shown in the Certificate Register.

     Section 11.11.  Merger or Consolidation of
Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 11.08, without the execution or filing of any instrument or any further act on the part of any of the parties hereto;
provided, further, that the Trustee shall mail notice of such merger or consolidation to each Certificateholder.

     Section 11.12.  Appointment of Co-Trustee
or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Financed Vehicle may at the time be located, the Backup Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.12, such powers, duties, obligations, rights and trusts as the Backup
Servicer and the Trustee may consider necessary or desirable. If the Backup Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Backup Servicing Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 11.08 and no notice of a successor trustee pursuant to Section
11.10 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 11.10.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a)  All rights, powers, duties and
     obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed
     (whether as Trustee under this Agreement or as successor to the Backup Servicer under this Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

         (b)  No trustee under this
     Agreement shall be personally liable by
     reason of any act or omission of any other trustee under this Agreement; and

         (c)  The Backup Servicer and the
     Trustee acting jointly may at any time
     accept the resignation of or remove any
     separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and copies thereof given to the Backup Servicer.

     Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor separate trustee or co-trustee.

     Section 11.13.  Representations and
Warranties of Trustee. The Trustee makes the following representations and warranties on which the Seller and Certificateholders rely:

         (a)  The Trustee is a banking
     association duly organized, validly existing, and in good standing under the laws of its place of incorporation.

         (b)  The Trustee has full corporate
     power, authority and legal right to execute, deliver and perform its obligations under this Agreement and the Servicing
     Agreement, and shall have taken all
     necessary action to authorize the execution, delivery and performance by it of this Agreement and the Servicing Agreement.

         (c)  This Agreement and the
     Servicing Agreement shall have been duly executed and delivered by the Trustee, and each constitutes the valid and binding obligation of the Trustee enforceable in accordance with its terms.

         (d)  The execution, delivery and
     performance by the Trustee of this
     Agreement (a) does not violate any
     provision of any law governing the banking and trust powers of the Trustee or any order, writ, judgment or decree of any court, arbitrator, or governmental authority applicable to the Trustee or any of its assets,
     (b) does not violate any provision of the corporate charter or by-laws of the Trustee, and (c) does not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to materially and adversely affect the Trustee's performance or ability to perform its duties under this Agreement or the transactions contemplated in this Agreement.

         (e)  The execution, delivery and
     performance by the Trustee of this
     Agreement does not require the
     authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Trustee.

     Section 11.14.  No Bankruptcy Petition.
Except with the consent of the Majority
Certificateholders, the Trustee covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by the Trust it will not institute against, or join any other Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, that nothing contained herein shall prohibit the Trustee from participating in any existing bankruptcy proceeding.

                 ARTICLE XII

                 TERMINATION

     Section 12.01.  Termination of the Trust.

         (a)  The Trust and the respective
     obligations of the Seller, the Backup
     Servicer and the Trustee created by this Agreement (except such obligations as are hereinafter set forth) shall terminate upon the earliest of (i) payment to the Certificateholders of all amounts required to be paid to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property, (ii) the purchase as of any Distribution Date by the Seller, at its option, of the corpus of the Trust as described in Section 12.02 or (iii) the Final
     Scheduled Distribution Date. The Seller shall promptly notify the Trustee of any prospective termination pursuant to this
     Section 12.01.

         (b)  Notice of any prospective
     termination, specifying the Distribution Date for payment of the final distribution and requesting the surrender of the Certificates for cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating (A) the Distribution Date upon which final payment of the Certificates shall be made and (B) the amount of any such final payment. Surrender of the Certificates shall not be a condition of payment of the final distribution; however, each
     Certificateholder, by accepting the
     Certificates, hereby agrees to indemnify and hold harmless the Trustee, the Seller and the Certificate Registrar from and against any and all claims arising from such failure, including but not limited to claims by third parties claiming to be bona fide purchasers subsequently presenting such Certificates for payment.

         (c)  Upon receipt by the Trustee
     from the Seller of notice of any prospective termination of the Trust pursuant to Section
     12.01(a), the Trustee shall, subject to the direction of the Majority Certificateholders
     (provided that, if the Majority
     Certificateholders shall not have provided such direction to the Trustee within 30 days of the Trustee having sent a written request for such direction to the Certificateholders, the Trustee shall proceed without such direction) sell the remaining assets of the Trust, if any, at public or private sale, in a commercially reasonable manner and on commercially reasonable terms. The Seller agrees to cooperate with the Trustee to effect any such sale, including by executing such instruments of conveyance or assignment as shall be necessary or required by the purchaser. Proceeds of sale, net of expenses, shall be treated as collections on the assets of the Trust and shall be deposited into the Collection Account. On the Distribution Date specified for final payment, the Trustee shall cause to be distributed to Certificateholders and the
     Seller amounts distributable on such
     Distribution Date pursuant to Section 5.06 and Section 5.07.

     Section 12.02.  Optional Purchase of All
Receivables. The Seller shall have the option (and shall have a similar option with respect to each trust created pursuant to the Master Trust Agreement) to purchase the corpus of the Trust on the Distribution
Date following the last day of any Collection Period as of which the Pool Balance as a percentage of the Original Pool Balance shall be less than or equal to the Optional Purchase Percentage. To exercise such option, the Seller shall (i) give notice to the Trustee and the Certificateholders not less than 30 days prior to the Distribution Date on which such purchase is to be effected and (ii) on or before such Distribution Date, deposit in the Collection Account an amount equal to the Purchase Amount for the Receivables and the appraisal value of any other property held by the Trust. After payment of such amounts, the Seller shall succeed to all interests in and to the Trust Property.
     Section 12.03.  Notice.  The Trustee shall
give notice of termination of the Trust to the Seller.

                ARTICLE XIII

          MISCELLANEOUS PROVISIONS

     Section 13.01.  Amendment.  (a)  This
Agreement may be amended by written instrument executed by the Seller, the Backup Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, to correct or supplement any provisions in this Agreement, (ii) to add, change or eliminate any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement;
or (iii) to add or amend any provision therein in connection with permitting transfers of the Certificates or to add or provide for any credit enhancement for the Certificates; provided, however, that any such action described in clause
(ii) shall not adversely affect the interests of the Certificateholders.

     (b)  This Agreement may also be amended
from time to time or the provisions hereof waived from time to time by a written instrument executed by the Seller, the Backup Servicer and the Trustee with the consent of the Holders of the Certificateholders affected thereby (which consent of any Holder of a Certificate given pursuant to this Section or pursuant to any other provision of the Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate) evidencing not less than 51% of the Voting Interests of each Class of the affected
Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of any Class of Certificateholders; provided, however, that no such amendment or waiver shall, without the consent of the Holders of all Certificates affected thereby then outstanding, (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate or (b) reduce the aforesaid percentage of the Voting Interests of the Certificates required to consent to any such amendment.

     (c)  Any amendment which affects the
Trustee's own rights, duties or immunities under the Agreement or otherwise shall not be effective to such extent unless the Trustee shall have joined thereto.

     (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish a copy of such amendment or consent to each Certificateholder. It shall not be necessary for the consent of Certificateholders pursuant to this
Section 13.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     (e)  Prior to the execution of any amendment
to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and does not conflict with the amendment provisions of the Master Trust Agreement.

     Section 13.02.  Protection of Title to Trust.

         (a)  The Seller shall execute and
     file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders and the Trustee in the Receivables and the other assets of the Trust
     Property and in the proceeds thereof.  The
     Seller shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b)  The Seller shall not change its
     name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph
     (a) above seriously misleading within the meaning of 9-402(7) of the UCC, unless it shall have given the Trustee at least thirty
     (30) days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c)  The Seller shall give the
     Trustee at least 30 days' prior written notice of any relocation of its chief executive office. If, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, it shall promptly file any such amendment and shall give the amendment with the recorder's file stamp thereon to the Custodian promptly upon receipt thereof.

     Section 13.03.  Limitation on Rights of
Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

     Nothing in this Agreement set forth, or
contained in the terms of the Certificates, shall be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third Person by reason of any action taken pursuant to any provision of this Agreement.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, and unless also the Holders of Certificates evidencing not less than 20% of the Voting Interests thereof shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such 30-day period no request or waiver inconsistent with such written request has been given to the Trustee pursuant to this Section or
Section 10.04; no one or more Holders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement except in the manner provided in this Agreement and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.03, each Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 13.04.  Governing Law.  THIS
AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF
THE PARTIES UNDER THIS AGREEMENT
SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS INCLUDING SECTION 5-
1401 OF THE GENERAL OBLIGATIONS LAWS
BUT OTHERWISE WITHOUT REGARD OR
REFERENCE TO PRINCIPLES OF CONFLICTS
OF LAWS OF SUCH STATE.

     Section 13.05.  Notices.  All demands,
notices and communications upon or to the Seller, the Backup Servicer or the Trustee under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt:

         (a)  in the case of the Seller, to

              Angelo R. Appierto
              President
              Aegis Auto Funding Corp. IV
              525 Washington Boulevard
              Jersey City, New Jersey
07310

     or at such other address as shall be
     designated by the Seller in a written notice to the Trustee;

         (b)  in the case of the Backup
Servicer, to

              Norwest Bank Minnesota,
              National Association
              Sixth Street and Marquette
              Avenue
              Minneapolis, Minnesota
              55479-0070
              Attention:  Corporate Trust
              Services Asset Backed
              Administration

     or at such other address as shall be
     designated by the Backup Servicer in a
     written notice to the Seller; and

         (c)  in the case of the Trustee or
     Custodian, to

              Norwest Bank Minnesota,
National Association
              Sixth Street and Marquette
Avenue
              Minneapolis, Minnesota
55479-0070
              Attention:  Corporate Trust
Services Asset Backed Administration

     or at such other address as shall be
     designated by the Trustee in a written notice to the Seller.

     Any notice or other communication required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register (with copies thereof to such other Person(s) as such Certificateholder shall have requested in writing, the address of such other
Person(s) to receive such copies also to be reflected in the Certificate Register), and shall be deemed to have been given upon receipt.

     Section 13.06.  Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 13.07.  Assignment.
Notwithstanding anything to the contrary contained herein, except as provided in Sections 8.03, this Agreement may not be assigned by the Seller without the prior written consent of the Trustee and the Holders of Certificates evidencing not less than 66% of the Voting Interests thereof.

     Section 13.08.  Certificates Nonassessable
and Fully Paid. Certificateholders shall not be personally liable for obligations of the Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever.

     Section 13.09.  Counterparts.  This
Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     Section 13.10.  Limited Recourse to Seller.
The parties hereto agree that the obligations of the Seller hereunder, including, without limitation, the obligation of the Seller in respect of indemnification pursuant to Sections 3.06, 8.02 and 11.07 in respect of repurchases or substitutions of Receivables upon breach of representations and warranties pursuant to
Section 3.02, and in respect of fees, costs and expenses pursuant to Sections 3.06, 4.04 and 4.05, are payable solely from the Seller's interests in the Trust Property and that no party may look to any other property or assets of the Seller in respect of such obligations.

                 EXHIBIT A-1

         FORM OF CLASS A CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND
WILL NOT BE REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED
(THE "SECURITIES ACT"),OR UNDER THE
SECURITIES OR BLUE SKY LAWS OF ANY
STATE IN THE UNITED STATES OR ANY
FOREIGN SECURITIES LAWS.  BY ITS
ACCEPTANCE OF THIS CERTIFICATE THE
HOLDER OF THIS CERTIFICATE IS DEEMED
TO REPRESENT TO THE SELLER AND THE
TRUSTEE (i) THAT IT IS AN INSTITUTIONAL
INVESTOR THAT IS AN "ACCREDITED
INVESTOR" AS DEFINED IN RULE 501(a)(1),
(2), (3) OR (7) OF REGULATION D
PROMULGATED UNDER THE SECURITIES
ACT (AN "INSTITUTIONAL ACCREDITED
INVESTOR") AND THAT IT IS ACQUIRING
THIS CERTIFICATE FOR ITS OWN ACCOUNT
(AND NOT FOR THE ACCOUNT OF OTHERS)
OR AS A FIDUCIARY OR AGENT FOR
OTHERS (WHICH OTHERS ALSO ARE
INSTITUTIONAL ACCREDITED INVESTORS
UNLESS THE HOLDER IS A BANK ACTING IN
ITS FIDUCIARY CAPACITY) FOR
INVESTMENT AND NOT WITH A VIEW TO,
OR FOR OFFER OR SALE IN CONNECTION
WITH, THE PUBLIC DISTRIBUTION HEREOF
OR (II) THAT IT IS A "QUALIFIED
INSTITUTIONAL BUYER" AS DEFINED IN
RULE 144A UNDER THE SECURITIES ACT
AND IS ACQUIRING SUCH CERTIFICATE FOR
ITS OWN ACCOUNT (AND NOT FOR THE
ACCOUNT OF OTHERS) OR AS A FIDUCIARY
OR AGENT FOR OTHERS (WHICH OTHERS
ALSO ARE QUALIFIED INSTITUTIONAL
BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF
THIS CERTIFICATE MAY BE MADE BY ANY
PERSON UNLESS EITHER (i) SUCH SALE,
PLEDGE OR OTHER TRANSFER IS MADE TO
THE SELLER, (ii) SUCH SALE, PLEDGE OR
OTHER TRANSFER IS MADE TO AN
INSTITUTIONAL ACCREDITED INVESTOR
THAT EXECUTES A CERTIFICATE,
SUBSTANTIALLY IN THE FORM SPECIFIED
IN THE AGREEMENT, TO THE EFFECT THAT
IT IS AN INSTITUTIONAL ACCREDITED
INVESTOR ACTING FOR ITS OWN ACCOUNT
(AND NOT FOR THE ACCOUNT OF OTHERS)
OR AS A FIDUCIARY OR AGENT FOR
OTHERS (WHICH OTHERS ALSO ARE
INSTITUTIONAL ACCREDITED INVESTORS
UNLESS THE HOLDER IS A BANK ACTING IN
ITS FIDUCIARY CAPACITY), (iii) SO LONG AS
THIS CERTIFICATE IS ELIGIBLE FOR RESALE
PURSUANT TO RULE 144A UNDER THE
SECURITIES ACT, SUCH SALE, PLEDGE OR
OTHER TRANSFER IS MADE TO A PERSON
WHOM THE ISSUER REASONABLY BELIEVES
AFTER DUE INQUIRY IS A "QUALIFIED
INSTITUTIONAL BUYER" (AS DEFINED IN
RULE 144A), ACTING FOR ITS OWN
ACCOUNT (AND NOT FOR THE ACCOUNT OF
OTHERS) OR AS A FIDUCIARY OR AGENT
FOR OTHERS (WHICH OTHERS ALSO ARE
QUALIFIED INSTITUTIONAL BUYERS) TO
WHOM NOTICE IS GIVEN THAT THE SALE,
PLEDGE OR TRANSFER IS BEING MADE IN
RELIANCE ON RULE 144A, OR (iv) SUCH
SALE, PLEDGE OR OTHER TRANSFER IS
OTHERWISE MADE IN A TRANSACTION
EXEMPT FROM THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT,
IN WHICH CASE (A) THE TRUSTEE SHALL
REQUIRE THAT BOTH THE PROSPECTIVE
TRANSFEROR AND THE PROSPECTIVE
TRANSFEREE CERTIFY TO THE TRUSTEE
AND THE SELLER IN WRITING THE FACTS
SURROUNDING SUCH TRANSFER, WHICH
CERTIFICATION SHALL BE IN FORM AND
SUBSTANCE SATISFACTORY TO THE
TRUSTEE AND THE SELLER, AND (B) THE
TRUSTEE SHALL REQUIRE A WRITTEN
OPINION OF COUNSEL (WHICH SHALL NOT
BE AT THE EXPENSE OF THE SELLER OR
THE TRUSTEE) SATISFACTORY TO THE
SELLER AND THE TRUSTEE TO THE EFFECT
THAT SUCH TRANSFER WILL NOT VIOLATE
THE SECURITIES ACT. NO SALE, PLEDGE OR
OTHER TRANSFER MAY BE MADE TO ANY
ONE PERSON FOR CERTIFICATES WITH A
FACE AMOUNT OF LESS THAN $1,000,000
AND, IN THE CASE OF ANY PERSON ACTING
ON BEHALF OF ONE OR MORE THIRD
PARTIES (OTHER THAN A BANK (AS
DEFINED IN SECTION 3(a)(2) OF THE
SECURITIES ACT) ACTING IN ITS FIDUCIARY
CAPACITY), FOR CERTIFICATES WITH A
FACE AMOUNT OF LESS THAN $1,000,000
FOR EACH SUCH THIRD PARTY.


     AEGIS AUTO RECEIVABLES TRUST 199
         AUTOMOBILE RECEIVABLE PASS THROUGH CERTIFICATES
             CLASS A CERTIFICATE
[PPN:]
[CUSIP:]
NUMBER R-
              Original Certificate Balance:
Class A Rate:
         $_______________________

Final Scheduled Distribution Date:
Initial Class A Certificate Balance of all Class A
Certificates:  $

     THIS CERTIFIES THAT
___________________ is the registered owner of this _________ DOLLARS Class A Certificate.
This Certificate evidences a fractional undivided interest in the Aegis Auto Receivables Trust 199_-_
(the "Trust") (excluding the Residual Interest in the
Trust), formed by Aegis Auto Funding Corp. IV, a
Delaware corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing
Agreement dated as of _________________ (the
"Agreement") among the Seller, Norwest Bank
Minnesota, National Association, as backup servicer
(the "Backup Servicer"), and Norwest Bank
Minnesota, National Association, as trustee (the
"Trustee"). The property of the Trust includes, among other assets, a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks. (This Class A
Certificate does not represent an interest in or obligation of the Seller or any of the respective
Affiliates thereof, except to the extent described below.) A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. The Certificate
Balance of this Class A Certificate will be decreased by the payments on this Class A Certificate in respect of principal as described in the Agreement.
Accordingly, following the initial issuance of the Class A Certificates, the Certificate Balance of this
Class A Certificate will over time be less than the original denomination shown above. Anyone acquiring this Class A Certificate may ascertain its current Certificate Balance by inquiry of the Trustee.

     This Certificate is one of the duly authorized
Certificates designated as "Automobile Receivable
Pass-Through Certificates," issued in two Classes
(Class A and Class B collectively, the
"Certificates"). To the extent described in the Agreement the Class B Certificates are subordinate in payment to the Class A Certificates. This Class
A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, without limitation, a pool of motor vehicle retail installment sale contracts (the "Receivables") acquired on the Closing Date and on Funding Dates (both as defined in the Agreement) secured by new and used automobiles and light-duty trucks (the "Financed
Vehicles"), all moneys due thereunder after the applicable Cutoff Dates (as defined in the Agreement), proceeds from claims on certain insurance policies and certain other rights under the Agreement, all right, title and interest of the Seller in and to the Purchase Agreement and any and all proceeds of the foregoing.

     This Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder, at its expense, upon a written request to the Trustee.

     Under the Agreement, there will be
distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next
Business Day (the "Distribution Date"),
commencing on _________________, to the person in whose name this Class A Certificate is registered at the close of business on the last day of the Collection Period preceding a Distribution Date or termination of the Trust (the "Record Date") an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount, if any required to be distributed to the holders of all Class A Certificates.

     All payments to Certificateholders shall be made on each Distribution Date to each Certificateholder of record on the related Record
Date by check, or, if requested by a
Certificateholder holding Certificates with Original
Certificate Balances in aggregate in excess of $1,000,000, by wire transfer to the account designated in writing by such Holder in the form of Exhibit G to the Agreement (or such other account as such Certificateholder may designate in writing) delivered to the Trustee prior to the Determination
Date, in immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution, which notice shall request that the Certificateholder present and surrender this Class A
Certificate at the office or agency maintained for that purpose by the Trustee in Minneapolis, Minnesota. Surrender of this Class A Certificate shall not be a condition of payment of the final distribution; however, the Holder, by accepting this Class A Certificate, hereby agrees to indemnify and hold harmless the Trustee, the Seller and the Certificate Registrar from and against any and all claims arising from such failure to present and surrender this Class A Certificate, including but not limited to claims by third parties claiming to be bona fide purchasers.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class A Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

     The Class A Certificates do not represent a recourse obligation of, or an interest in, the Seller, the Backup Servicer, the Trustee or any Affiliate of any of them. The Class A Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

     The Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller and the Trustee with the consent of the Holders of the Certificates affected thereby voting as a class evidencing not less than 51% of the Voting Interests of all affected Certificates. Any such consent by the Holder of this Class A Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class A Certificate and of any Class A Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class A Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Class A Certificates.

     As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Class A Certificate is registrable in the Certificate Register upon surrender of this Class A
Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor
Certificate Registrar, in Minneapolis, Minnesota, or such other office of the Trustee maintained for such purpose and designated by the Trustee in writing, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Class A
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A
Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     The Class A Certificates are initially issuable only as registered Class A Certificates without coupons in denominations of $1,000,000 and integral multiples of $1,000 in excess thereof, except that one Class A Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations set forth therein, Class A Certificates are exchangeable for new Class A Certificates evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made to the Holder for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     The Trustee, the Certificate Registrar, and any agent of the Trustee or the Certificate Registrar may treat the person in whose name this Class A
Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate
Registrar, nor any such agent shall be affected by any notice to the contrary.

     The Trust created by the Agreement shall terminate upon the earliest of (i) payment to the Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust
Property, (ii) the purchase as of any Distribution
Date by the Seller of the corpus of the Trust, as described below, or (iii) the Final Scheduled
Distribution Date. The Seller may, at its option, purchase the corpus of the Trust, in whole, at a price specified in the Agreement, and such purchase will effect early retirement of the Certificates;
however, such right of purchase is exercisable only on a Distribution Date following the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool
Balance.
     IN WITNESS WHEREOF, the Trustee, not
in its individual capacity but on behalf of the Trust, has caused this Class A Certificate to be duly executed.

AEGIS AUTO RECEIVABLES TRUST 199



By:
NORWEST BANK MINNESOTA,NATIONAL ASSOCIATION,
as Trustee


By


Name:

     Title:


This is one of the Class A Certificates referred to in the within-mentioned Agreement.



NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Trustee


By


Name:

     Title:


Dated as of
_________________, 199
                 ASSIGNMENT

     FOR VALUE RECEIVED the undersigned
hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE




(Please print or typewrite name and address, including postal zip code, of assignee)



the within Class A Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


                                     Attorney
to transfer said Class A Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:



                              Name:

_______________
*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Class A Certificate in every particular, without alteration, enlargement or any change whatever.

                 EXHIBIT A-2

         FORM OF CLASS B CERTIFICATE

     THIS CERTIFICATE IS SUBORDINATED
IN RIGHT OF PAYMENT AS DESCRIBED IN
THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND
WILL NOT BE REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED
(THE "SECURITIES ACT"),OR UNDER THE
SECURITIES OR BLUE SKY LAWS OF ANY
STATE IN THE UNITED STATES OR ANY
FOREIGN SECURITIES LAWS.  BY ITS
ACCEPTANCE OF THIS CERTIFICATE THE
HOLDER OF THIS CERTIFICATE IS DEEMED
TO REPRESENT TO THE SELLER AND THE
TRUSTEE (i) THAT IT IS AN INSTITUTIONAL
INVESTOR THAT IS AN "ACCREDITED
INVESTOR" AS DEFINED IN RULE 501(a)(1),
(2), (3) OR (7) OF REGULATION D
PROMULGATED UNDER THE SECURITIES
ACT (AN "INSTITUTIONAL ACCREDITED
INVESTOR") AND THAT IT IS ACQUIRING
THIS CERTIFICATE FOR ITS OWN ACCOUNT
(AND NOT FOR THE ACCOUNT OF OTHERS)
OR AS A FIDUCIARY OR AGENT FOR
OTHERS (WHICH OTHERS ALSO ARE
INSTITUTIONAL ACCREDITED INVESTORS
UNLESS THE HOLDER IS A BANK ACTING IN
ITS FIDUCIARY CAPACITY) FOR
INVESTMENT AND NOT WITH A VIEW TO,
OR FOR OFFER OR SALE IN CONNECTION
WITH, THE PUBLIC DISTRIBUTION HEREOF
OR (II) THAT IT IS A "QUALIFIED
INSTITUTIONAL BUYER" AS DEFINED IN
RULE 144A UNDER THE SECURITIES ACT
AND IS ACQUIRING SUCH CERTIFICATE FOR
ITS OWN ACCOUNT (AND NOT FOR THE
ACCOUNT OF OTHERS) OR AS A FIDUCIARY
OR AGENT FOR OTHERS (WHICH OTHERS
ALSO ARE QUALIFIED INSTITUTIONAL
BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF
THIS CERTIFICATE MAY BE MADE BY ANY
PERSON UNLESS EITHER (i) SUCH SALE,
PLEDGE OR OTHER TRANSFER IS MADE TO
THE SELLER, (ii) SUCH SALE, PLEDGE OR
OTHER TRANSFER IS MADE TO AN
INSTITUTIONAL ACCREDITED INVESTOR
THAT EXECUTES A CERTIFICATE,
SUBSTANTIALLY IN THE FORM SPECIFIED
IN THE AGREEMENT, TO THE EFFECT THAT
IT IS AN INSTITUTIONAL ACCREDITED
INVESTOR ACTING FOR ITS OWN ACCOUNT
(AND NOT FOR THE ACCOUNT OF OTHERS)
OR AS A FIDUCIARY OR AGENT FOR
OTHERS (WHICH OTHERS ALSO ARE
INSTITUTIONAL ACCREDITED INVESTORS
UNLESS THE HOLDER IS A BANK ACTING IN
ITS FIDUCIARY CAPACITY), (iii) SO LONG AS
THIS CERTIFICATE IS ELIGIBLE FOR RESALE
PURSUANT TO RULE 144A UNDER THE
SECURITIES ACT, SUCH SALE, PLEDGE OR
OTHER TRANSFER IS MADE TO A PERSON
WHOM THE ISSUER REASONABLY BELIEVES
AFTER DUE INQUIRY IS A "QUALIFIED
INSTITUTIONAL BUYER" (AS DEFINED IN
RULE 144A), ACTING FOR ITS OWN
ACCOUNT (AND NOT FOR THE ACCOUNT OF
OTHERS) OR AS A FIDUCIARY OR AGENT
FOR OTHERS (WHICH OTHERS ALSO ARE
QUALIFIED INSTITUTIONAL BUYERS) TO
WHOM NOTICE IS GIVEN THAT THE SALE,
PLEDGE OR TRANSFER IS BEING MADE IN
RELIANCE ON RULE 144A, OR (iv) SUCH
SALE, PLEDGE OR OTHER TRANSFER IS
OTHERWISE MADE IN A TRANSACTION
EXEMPT FROM THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT,
IN WHICH CASE (A) THE TRUSTEE SHALL
REQUIRE THAT BOTH THE PROSPECTIVE
TRANSFEROR AND THE PROSPECTIVE
TRANSFEREE CERTIFY TO THE TRUSTEE
AND THE SELLER IN WRITING THE FACTS
SURROUNDING SUCH TRANSFER, WHICH
CERTIFICATION SHALL BE IN FORM AND
SUBSTANCE SATISFACTORY TO THE
TRUSTEE AND THE SELLER, AND (B) THE
TRUSTEE SHALL REQUIRE A WRITTEN
OPINION OF COUNSEL (WHICH SHALL NOT
BE AT THE EXPENSE OF THE SELLER OR
THE TRUSTEE) SATISFACTORY TO THE
SELLER AND THE TRUSTEE TO THE EFFECT
THAT SUCH TRANSFER WILL NOT VIOLATE
THE SECURITIES ACT. NO SALE, PLEDGE OR
OTHER TRANSFER MAY BE MADE TO ANY
ONE PERSON FOR CERTIFICATES WITH A
FACE AMOUNT OF LESS THAN $1,000,000
AND, IN THE CASE OF ANY PERSON ACTING
ON BEHALF OF ONE OR MORE THIRD
PARTIES (OTHER THAN A BANK (AS
DEFINED IN SECTION 3(a)(2) OF THE
SECURITIES ACT) ACTING IN ITS FIDUCIARY
CAPACITY), FOR CERTIFICATES WITH A
FACE AMOUNT OF LESS THAN [$1,000,000]
FOR EACH SUCH THIRD PARTY.

THIS CERTIFICATE MAY NOT BE
PURCHASED BY OR TRANSFERRED TO ANY
EMPLOYEE BENEFIT PLAN SUBJECT TO THE
EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED
("ERISA") OR A PLAN SUBJECT TO SECTION
4975 OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED ("SECTION 4975") (A
"PLAN") OR A PERSON THAT IS USING THE
ASSETS OF A PLAN TO ACQUIRE THIS
CERTIFICATE.  ACCORDINGLY, TRANSFER
OF THIS CERTIFICATE IS SUBJECT TO
CERTAIN RESTRICTIONS SET FORTH IN THE
AGREEMENT.

     AEGIS AUTO RECEIVABLES TRUST 199_-_
         AUTOMOBILE RECEIVABLE PASS-
THROUGH CERTIFICATES
             CLASS B CERTIFICATE
[PPN:]
[CUSIP:]
NUMBER R-
              Original Certificate Balance:
Class B Rate:
              $_______________________

Final Scheduled Distribution Date:
Initial Class B Certificate Balance of all Class B
Certificates:  $

     THIS CERTIFIES THAT
___________________ is the registered owner of this _________ DOLLARS Class B Certificate.
This Certificate evidences a fractional undivided interest in the Aegis Auto Receivables Trust 199_-_
(the "Trust") (excluding the Residual Interest in the
Trust), formed by Aegis Auto Funding Corp. IV, a
Delaware corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing
Agreement dated as of ________________ (the
"Agreement") among the Seller, Norwest Bank
Minnesota, National Association, as backup servicer
(the "Backup Servicer"), and Norwest Bank
Minnesota, National Association, as trustee (the
"Trustee"). The property of the Trust includes, among other assets, a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks. (This Class B
Certificate does not represent an interest in or obligation of the Seller or any of the respective
Affiliates thereof, except to the extent described below.) A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. The Certificate
Balance of this Class B Certificate will be decreased by the payments on this Class B Certificate in respect of principal as described in the Agreement.
Accordingly, following the initial issuance of the Class B Certificates, the Certificate Balance of this
Class B Certificate will over time be less than the original denomination shown above. Anyone acquiring this Class B Certificate may ascertain its current Certificate Balance by inquiry of the Trustee.

     This Certificate is one of the duly authorized
Certificates designated as "Automobile Receivable
Pass-Through Certificates", issued in two Classes
(Class A and Class B, collectively, the
"Certificates"). To the extent described in the Agreement the Class B Certificates are subordinate in payment to the Class A Certificates. This Class
B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, without limitation, a pool of motor vehicle retail installment sale contracts (the "Receivables") acquired on the Closing Date and on Funding Dates (both as defined in the Agreement) secured by new and used automobiles and light-duty trucks (the "Financed
Vehicles"), all moneys due thereunder after the applicable Cutoff Dates (as defined in the Agreement), proceeds from claims on certain insurance policies and certain other rights under the Agreement, all right, title and interest of the Seller in and to the Purchase Agreement and any and all proceeds of the foregoing.

     This Class B Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder, at its expense, upon a written request to the Trustee.

     Under the Agreement, there will be
distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next
Business Day (the "Distribution Date"),
commencing on ________________, to the person in whose name this Class B Certificate is registered at the close of business on the last day of the Collection Period preceding a Distribution Date or termination of the Trust (the "Record Date") an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount, if any required to be distributed to the holders of all Class B Certificates.

     All payments to Certificateholders shall be made on each Distribution Date to each Certificateholder of record on the related Record
Date by check, or, if requested by a
Certificateholder holding Certificates with Original
Certificate Balances in aggregate in excess of $1,000,000, by wire transfer to the account designated in writing by such Holder in the form of Exhibit G to the Agreement (or such other account as such Certificateholder may designate in writing) delivered to the Trustee prior to the Determination
Date, in immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made after due notice by the Trustee of the pendency of such distribution, which notice shall request that the Certificateholder present and surrender this Class B
Certificate at the office or agency maintained for that purpose by the Trustee in Minneapolis, Minnesota. Surrender of this Class B Certificate shall not be a condition of payment of the final distribution; however, the Holder, by accepting this Class B Certificate, hereby agrees to indemnify and hold harmless the Trustee, the Seller and the Certificate Registrar from and against any and all claims arising from such failure to present and surrender this Class B Certificate, including but not limited to claims by third parties claiming to be bona fide purchasers.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

     The Class B Certificates do not represent a recourse obligation of, or an interest in, the Seller, the Backup Servicer, the Trustee or any Affiliate of any of them. The Class B Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

     The Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller and the Trustee with the consent of the Holders of the Certificates affected thereby voting as a class evidencing not less than 51% of the Voting Interests of all affected Certificates. Any such consent by the Holder of this Class B Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class B Certificate and of any Class B Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class
B Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Class B Certificates.

     As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Class B Certificate is registrable in the Certificate Register upon surrender of this Class B
Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor
Certificate Registrar, in Minneapolis, Minnesota, or such other office of the Trustee maintained for such purpose and designated by the Trustee in writing, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Class B
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B
Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     The Class B Certificates are initially issuable only as registered Class B Certificates without coupons in denominations of $1,000,000 and integral multiples of $1,000 in excess thereof, except that one Class B Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations set forth therein, Class B Certificates are exchangeable for new Class B Certificates evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made to the Holder for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     The Trustee, the Certificate Registrar, and any agent of the Trustee or the Certificate Registrar may treat the person in whose name this Class B
Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate
Registrar, nor any such agent shall be affected by any notice to the contrary.

     The Trust created by the Agreement shall terminate upon the earliest of (i) payment to the Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust
Property, (ii) the purchase as of any Distribution
Date by the Seller of the corpus of the Trust as described below, or (iii) the Final Scheduled
Distribution Date. The Seller may, at its option, purchase the corpus of the Trust, in whole, at a price specified in the Agreement, and such purchase will effect early retirement of the Certificates;
however, such right of purchase is exercisable only on a Distribution Date following the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool
Balance.

     IN WITNESS WHEREOF, the Trustee, not
in its individual capacity but on behalf of the Trust, has caused this Class B Certificate to be duly executed.

AEGIS AUTO RECEIVABLES TRUST 199_-_


By:
   NORWEST BANK MINNESOTA,
   NATIONAL ASSOCIATION, as Trustee


By


Name:

Title:


This is one of the Class B Certificates referred to in the within-mentioned Agreement.



NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION, as Trustee


By


Name:

Title:


Dated as of
______, 199_


                 ASSIGNMENT

     FOR VALUE RECEIVED the undersigned
hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE




(Please print or typewrite name and address, including postal zip code, of assignee)



the within Class B Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

                                     Attorney
to transfer said Class B Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:


                                            *
                              Name:

_______________
*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Class B Certificate in every particular, without alteration, enlargement or any change whatever.

                  EXHIBIT B

                 [RESERVED]

                  EXHIBIT C

           TRUSTEE'S STATEMENT TO CERTIFICATEHOLDERS
         Aegis Auto Funding Corp. IV
     Aegis Auto Receivables Trust 199_-_
     Automobile Receivable Pass-Through
Certificates

Distribution Date:
Last Day of Collection Period:

I. COLLECTIONS                   INTEREST       PRINCIPAL
                                  TOTALS

Scheduled Payments

Full & Partial Prepayments

Recoveries
Risk Default Insurance Proceeds

Receivable Repurchased by Seller

Miscellaneous Servicer Collections


Available Interest Distribution Amount
Available Principal Distribution Amount

Total Available Distribution Amount
Reinvestment Income on Collection Account

Withdrawals from
  Reserve Fund


Total Amount Available


II. DISTRIBUTIONS

Backup Servicer Fee

Servicing Fee

Trustee and Custodian Fees

Allocation of Expenses by Class
  Class A
  Class B
Class A Interest Distribution
Class A Interest Carryover Shortfall
Class A Principal Distribution

Class A Principal Carryover Shortfall
Class B Interest Distribution
Class B Interest Carryover Shortfall
Class B Principal Distribution

Class B Principal Carryover Shortfall
Funding Account-Prepayment Distribution

Deposits to Reserve Fund

Releases to Seller from Reserve Fund

Total Funds Distributed



III.  CLASS CERTIFICATE BALANCE

Original Class A Certificate Balance
Beginning Class A Certificate Balance
Ending Class A Certificate Balance
Class A Interest Carryover Shortfall
Class A Principal Carryover Shortfall

Class A Certificate Factor

Original Class B Certificate Balance
Beginning Class B Certificate Balance
Ending Class B Certificate Balance
Class B Interest Carryover Shortfall
Class B Principal Carryover Shortfall

Class B Certificate Factor

IV.  POOL BALANCE INFORMATION

Original Pool Balance:
                                           Beginning of Period
                               End of Period
 Pool Balance
 Pool Factor
 Weighted Average Coupon (WAC)
 Weighted Average Remaining Maturity (WAM) (in months)
 Remaining Number of Receivables

V.  RESERVE FUND


                                  Amount
Beginning Balance
Plus:  Deposits
Plus:  Reinvestment Income
Withdrawals to Certificateholders
  Class A
  Class B


Withdrawals for expenses
[Withdrawals for other Series]
Released to Seller



Ending Balance



VI.  RECEIVABLES REPURCHASED/SUBSTITUTED BY SELLER

Number of Receivables Repurchased
Principal Amount
Number of Receivables Substituted
Principal Amount

VII.  DELINQUENCY INFORMATION*

                                             # of  Principal
                                             % of
                                          Contracts          Balance
                                          Pool Balance

30-59 Days Delinquent
60-89 days Delinquent

*Excluding Liquidated and Defaulted Receivables

VIII.  REPOSSESSION INFORMATION           Current Period
                                                   Inventory

Number of Receivables as to which Vehicles have been Repossessed (and not yet liquidated)

Principal Balances of Receivables relating to Vehicles which have been Repossessed (and not yet liquidated)


IX.  LIQUIDATED AND DEFAULTED RECEIVABLES Current Period
                                                   Cumulative

Number of Liquidated Receivables
Principal Balances of Liquidated Receivables*
(Prior to Liquidation)
Number of Defaulted Receivables**

Principal Balances of Defaulted Receivables



Total Principal Balance of Liquidated
   and Defaulted Receivables



* Excludes receivables previously characterized as Defaulted Receivables
**Refers to Receivables that have become
  90 days delinquent and are not Liquidated Receivables

X.  RECOVERIES                            Current Period
                                          Cumulative

Liquidation Proceeds
Rebate of Servicer Cancelled Warranty Contracts
VSI Physical Damage/Loss Insurance Proceeds
Consumer Insurance

   Other

Total Recoveries


XI.  RETENTION AMOUNT

Beginning Balance
Plus:  (Additional Receivables)
Plus:  Quarterly Reserve Loss Deficiency
Less:  Claims approved
Less:  Quarterly Reserve Loss Surplus
Ending Balance

XII.  RISK DEFAULT INSURANCE PROCEEDS     Current Period
                                                   Cumulative





Risk Default Insurance Proceeds

XIII.  NET LOSSES                         Current Period
                                                   Cumulative

Principal Balance of Liquidated and
   Defaulted Receivables
Less:  Recoveries
Less:  Risk Default Insurance Proceeds

Net Losses


XIV.  INSURANCE CLAIMS
                                          Current Period
                                                   Cumulative

Number of Risk Default Insurance Claims
Amount of Risk Default Insurance Claims
Number of VSI Physical Damage/Loss Insurance Claims
Amount of VSI Physical Damage/Loss Insurance Claims
Number of Risk Default Insurance Claims Rejected
Principal Balance of Receivables Rejected

XV.  FUNDING ACCOUNT

Beginning Balance
  Withdrawals (Additional Receivables)
  Withdrawals (Reserve Fund)
  Reinvestment Income Retained
  Ending Balance


                           EXHIBIT D

                          [RESERVED]





                           EXHIBIT E

                  LOCATION OF SERVICER FILES




American Lenders Facilities, Inc.

2600 Michaelson Drive

Suite 470

Irvine, CA  92715


Systems and Services Technology, Inc.

4315 Pickett Road

St. Jospeh, MO  64503





                                     EXHIBIT F

                                    [RESERVED]


                       EXHIBIT G

               WIRING INSTRUCTIONS FORM


                ______________, 19____

Norwest Bank Minnesota, National Association
6th Street and Marquette Avenue
Minneapolis, MN  55479-0070


          Re:  Aegis Auto Funding Corp. IV Automobile
               Receivable Pass-Through Certificates
               Class ___ Issued by Aegis Automobile
Receivables Trust 199_-_

Dear Sirs:

     In connection with the sale of the above-captioned
Certificate by                                              to
                ("Transferee") you, as Trustee with respect to the related Certificates, are instructed to make all remittances to
Transferee as Certificateholder as of             , 19    and you are
directed to send all notices to the appropriate party at the address set forth on Schedule 1 hereto. You are further instructed to treat the Transferee as the record holder for purposes of the , 199__ Distribution Date.

                              [Transferee]



                              By

                              Title:


                              Acknowledged

                              [Seller]


                              By

                              Title:

                       EXHIBIT H


                      [RESERVED]

                       EXHIBIT I


            RISK DEFAULT INSURANCE POLICIES

Issuer:
Policy Name:
Policy No.:
Date:
Named Insured:
Endorsements:


Issuer:
Policy Name:
Policy No:
Date:
Named Insured:
Endorsements:

                         EXHIBIT J


                    VSI INSURANCE POLICY




1.   Issuer:        Guaranty National Insurance Company
     Policy Name:        Lenders Comprehensive Single Interest Insurance
Policy
     Policy No.:         ZYG 1500103
     Date:               February 1, 1994
     Named Insured: Aegis Capital Markets
     Endorsements:  42621-0 (10/93), 42623-0 (10/93), 42624-0
(10/93),
                    42627-0 (10/93), 42629-0 (10/93), 42630-0
(10/93),
                    41510-0 (6/90), Nos. 7, 8, Coverage Endorsements
dated 3/23/94,
                    9/08/94 and 9/26/94, Nos. 16-24, 30-31










                       EXHIBIT K


         FORM OF INVESTMENT/TRANSFEREE LETTER
                 (Rule 144A Transfer)



                        [Date]



Aegis Auto Funding Corp. IV
525 Washington Boulevard
Jersey City, New Jersey  07310

Norwest Bank Minnesota, National Association
Sixth Street and Marquette Avenue
Minneapolis, MN  55479-0070
Attention:  Corporate Trust Services Asset Backed
Administration

          Aegis Auto Funding Corp. IV
          Aegis Auto Receivables Trust 199_-_
          Automobile Receivable Pass-Through Certificates,
Class ___

Ladies and Gentlemen:

     The undersigned (the "Purchaser") proposes to purchase one or more Automobile Receivable Pass-Through Certificates,
Class ___ (the "Certificates") issued by Aegis Auto Receivables Trust 199_-_ (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of _________________ (the
"Pooling and Servicing Agreement") by and among Aegis Auto
Funding Corp. IV, a Delaware corporation, as seller ("Seller"), Norwest Bank Minnesota, National Association, as Backup
Servicer, and Norwest Bank Minnesota, National Association, as Trustee. Unless the context or use indicates another or different meaning, each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement.

     1. The undersigned hereby certifies that, as indicated below, the undersigned is the President, Chief Executive/Financial Officer, Senior Vice President or other executive officer or investment officer of the Purchaser.

     2. In connection with the purchase by the Purchaser of the Certificates, the undersigned hereby certifies to you that the Purchaser is a "qualified institutional buyer" as defined in Rule
144A ("Rule 144A") promulgated under the Securities Act of
1933, as amended, because:

[ ] (a) The Purchaser owned or invested on a discretionary basis $100 million in securities (except for the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and the Purchaser satisfies the criteria in the subcategory marked below (check one):

     [ ] Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     [ ] Investment Company. The Purchaser is (i) an investment company registered under the Investment
          Company Act of 1940, as amended (the "Investment
          Company Act") or (ii) a business development company as defined in Section 2(a)(48) of that Act.

     [ ]  Small Business Investment Company.  The
          Purchaser is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business
          Investment Act of 1958.

     [ ] Corporation, Etc. The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation (other than a bank, savings and loan association or similar institution), partnership or Massachusetts or similar business trust.

     [ ] State or Local Plan. The Purchaser is a plan established and maintained by a State or its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees.

     [ ] ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee
          Retirement Income Security Act of 1974.

     [ ] Trust Fund. The Purchaser is a trust fund whose trustee is a bank or trust company and whose participants are exclusively plans established and maintained by a State or its political subdivision, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees.

     [ ] Business Development Company. The Purchaser is a business development company as defined in
          Section 202(a)(22) of the Investment Adviser Act of
          1940.

     [ ] Investment Advisor. The Purchaser is an investment advisor registered under the Investment
          Advisers Act of 1940, as amended.

[ ]  (b)  The Purchaser is a dealer registered pursuant too
     Section 15 of the Exchange Act, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the dealer, provided that securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned such dealer.

[ ]  (c)  The Purchaser is a dealer registered pursuant to
     Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer.

[ ] (d) The Purchaser is an investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies which own in the aggregate at least $100 million in securities of issuers other than issuers that are affiliated with the investment company or are part of such family of investment companies. "Family of investment companies" means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor), provided that, for purposes of this section:

          (A) each series of a series company (as defined in Rule 18f-2 under the Investment Company Act (17
          CFR 270.18f-2)) shall be deemed to be a separate investment company; and

          (B) investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if on investment company's adviser (or depositor) is a majority-owned subsidiary of the other investment company's adviser (or depositor).

[ ] (e) The Purchaser is an entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers.

[ ] (f) The Purchaser is a bank as defined in Section 3(a)(2) of the Act, any savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million ad demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale under the Rule in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding such date of sale for a foreign bank or savings and loan association or equivalent institution.

     The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser (if the Purchaser is a dealer), (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     For purposes of determining the aggregate amount of securities owned or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser and did not include any of the securities referred to in the preceding paragraph.

     Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser's direction. However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     3. The Purchaser certifies and acknowledges that it is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are relying on the statements made therein.

     4. The Purchaser certifies that the Purchaser is purchasing the Certificates in the capacity marked below (check one):

[ ] The Purchaser certifies that the Purchaser is purchasing the Certificates for its own account only; or

[ ] The Purchaser certifies that the Purchaser is purchasing the Certificates for the account of [one] [specify number:] other qualified institutional buyer(s), [each of] which is a "qualified institutional buyer." (Draw a line through inapplicable words and brackets.)

     5. The Purchaser certifies that, to the extent it has requested same, it has received from the Seller the information that satisfies the requirements of paragraph (d)(4) of Rule 144A (the
"Rule 144A Information").

     6. The Purchaser certifies that it will comply with all applicable federal and state securities laws in connection with any subsequent resale by the Purchaser of the Certificates. The
Purchaser acknowledges that no Certificates may be exchanged for any new Certificates having an initial principal balance of less than $1,000,000.

     7. The Purchaser understands and acknowledges that the Certificates have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may be resold only if (a) the Certificates are registered pursuant to the provisions of the Securities Act of 1933, as amended, and such state securities laws, or (b) if an exemption from such registration is available. The Purchaser understands and acknowledges that the Seller is not required to register the Certificates and that any transfer must comply with Section 7.03 of the Agreement. The Trustee is not obligated to provide Rule 144A Information.

     8. The Purchaser understands that there is no market, nor is there any assurance that a market will develop, for the Certificates and that the Seller does not have any obligation to make or facilitate any such market (or to otherwise repurchase the Certificates from the Purchaser) under any circumstances.

     9. The Purchaser has consulted with its own legal counsel, independent accountants and financial advisors to the extent it deems necessary regarding the tax consequences to it of ownership of the Certificates, is aware that its taxable income with respect to the Certificates in any accounting period may not correspond to the cash flow (if any) from the Certificates for such period, and is not purchasing the Certificates in reliance on any representations of the Seller or its counsel with respect to tax matters.

     10. [For III Finance and III Global only: The purchaser acknowledges that it or its affiliate has acted as a warehouse lender to the originator of the Receivables backing the Certificates and, as such, it has had substantial access to information relating to the
Trust and the assets backing the Certificates]    The Purchaser
has had the opportunity to review the documents providing for the issuance of the Certificates and to ask questions and receive answers concerning the terms and conditions of the transactions contemplated thereby and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to the Purchaser or to which the Purchaser had access. The Purchaser acknowledges that no offering memorandum or other offering literature has been prepared in connection with the offering of the Certificates and that it is not relying on any party for furnishing or verifying information relating to the Seller, the Trust or other parties to this transaction or their respective financial condition, or with respect to any assets of the Trust or which relates in any way to the Certificates or any security relating to the Certificates. The Purchaser has been represented by its own legal counsel to the extent it deems necessary in connection with the offering of the Certificates and is not relying on counsel to the Trust or counsel to any other party with respect to the matters relating, directly or indirectly, to the furnishing or verifying of information relating to the Seller, the Trust or any parties to the transaction or their respective financial condition or with respect to any assets of the Trust or which relates in any way to the Certificates or any security relating to the Certificates.

     11. The Purchaser hereby further agrees to be bound by all the terms and conditions of the Certificates as provided in the Pooling and Servicing Agreement.

     12. If the Purchaser sells any of the Certificates, the Purchaser will obtain from any subsequent purchaser the same representations contained in this Letter.


                              Very truly yours,



                              [PURCHASER]


                              By



                              Name

          Title                EXHIBIT L


          FORM OF INVESTOR/TRANSFEREE LETTER
               (Non-Rule 144A Transfer)




                        [Date]



Aegis Auto Funding Corp. IV
525 Washington Boulevard
Jersey City, New Jersey  07310

Norwest Bank Minnesota, National Association
Sixth Street and Marquette Avenue
Minneapolis, MN  55479-0070
Attention:  Corporate Trust Services Asset Backed
Administration

          Aegis Auto Funding Corp. IV
          Aegis Auto Receivables Trust 199_-_
          Automobile Receivable Pass-Through Certificates,
Class ___

Ladies and Gentlemen:

     The undersigned (the "Purchaser") proposes to purchase certain Automobile Receivable Certificates, Class ____ (the "Certificates") issued by Aegis Auto Receivables Trust 199_-_ (the "Trust) pursuant to a Pooling and Servicing Agreement dated as of _________________ (the "Pooling and Servicing Agreement"), among Aegis Auto Funding Corp. IV, as Seller, Norwest Bank Minnesota, National Association, as Backup Servicer, and Norwest Bank Minnesota, National Association as Trustee. Unless the context or use indicates another or different meaning, each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement.

     The Purchaser represents and warrants that:

     (a)  Information.  [For III Finance and III Global only:
The Purchaser acknowledges that it or its affiliate has acted as a warehouse lender to the originator of the Receivables and, as such, it has had substantial access to information relating to the Trust and the assets backing the Certificates.] The Purchaser acknowledges that no offering memorandum or other offering literature has been prepared in connection with the offering of the Certificates and that it is not relying on any party for furnishing or verifying information relating to the Seller, the Trust or other parties to this transaction or their respective financial condition, or with respect to any assets of the Trust or which relates in any way to the Certificates or any security relating to the Certificates. The Purchaser acknowledges that it has made such investigation as the Purchaser deems necessary to evaluate the merits and risks involved with an investment in the Certificates, and has had an opportunity to review the documents providing for the issuance of the Certificates and to meet with officers and employees of the Seller and to ask questions and receive answers regarding an investment in the Certificates and has asked any question he desired to ask and has received answers with respect to such questions to the full satisfaction of the Purchaser, and the Purchaser confirms that all requested documents, records and books pertaining to the investment in the Certificates have been made available or delivered to the Purchaser, and the Purchaser has relied exclusively on such information. The Purchaser has been represented by its own legal counsel to the extent it deems necessary in connection with the offering of the Certificate and is not relying on counsel to the Trust or counsel to any other party with respect to any matters relating, directly or indirectly, to the furnishing or verifying of information relating to the Seller, the Trust or other parties to the transaction or their respective financial condition or with respect to any assets of the Trust or which relates in any way to the Certificates or any security relating to the Certificates.

     (b) No Reliance on Other Purchasers. In making its investment decision with respect to subscribing for the Certificates, the Purchaser has not relied upon any statement, representation or advice of any other Purchaser of the Certificates.

     (c) Purchase for Investment. The Purchaser is purchasing the Certificates without a view to any distribution, assignment, resale or other disposition of the Certificates in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities or "Blue Sky" laws, subject, nevertheless, to the understanding that the disposition of the Purchaser's property shall at all times be and remain within the Purchaser's control, and the Certificates are being purchased solely for the Purchaser's own account for investment purposes only and not for the account of any other person.

     (d) Institutional Accredited Investor. The Purchaser is an institutional "accredited investor" as defined in Rule 501 under the Securities Act as follows (check one):

          ( ) A bank as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity;

          ( ) A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

          (  ) A broker or dealer registered pursuant to
     Section 15 of the Securities Exchange Act of 1934;

          (  ) An insurance company as defined in Section
     2(13) of the Securities Act;

          ( ) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

          ( ) A Small Business Investment Company licensed by the U.S. Small Business Administration under
     Section 301(c) or (d) of the Small Business Investment Act of 1958;

          ( ) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is a bank, savings and loan association, insurance company or registered investment advisor, or if the plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by accredited investors;

          ( ) A plan established or maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

          ( ) A private business development company as defined in Section 202(a)(22) of the Investment Advisers
     Act of 1940;

          (  ) An organization described in Section
     501(c)(3) of the Internal Revenue Code, corporation,
     Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          ( ) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person having such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Certificates; or

          ( ) An entity in which all of the equity owners fall within one of the foregoing categories of "accredited investors."

     (e) Exempt Offering. The Purchaser understands that the Certificates are not being registered under the Securities Act or any state securities or "Blue Sky" laws and are being sold in reliance on exemptions from the registration requirements of the Securities Act and any such laws for non-public offerings. The Purchaser understands that the exemptions from the registration requirements under state securities laws upon which the Certificates is relying require that the Purchaser be one of the types of investors specified in subsection (d) above under the applicable state securities law and the Purchaser is such an investor. The Purchaser further understands that the Certificates must be held indefinitely unless subsequently registered under the Securities Act, any applicable state securities or "Blue Sky" laws or unless exemptions from the registration requirements of the Securities Act and such laws are available. The Purchaser represents, warrants and agrees that, if at some future time the Purchaser wishes to dispose of or exchange any of the Certificates, the Purchaser will not do so unless before any such sale, transfer or other disposition the Purchaser shall have furnished to the Trustee either (a) a certificate of the transferee that the transferee is a "qualified institutional buyer" within the meaning of Rule
144A promulgated pursuant to the Securities Act or (b) a certificate of the transferee that the transferee is an institutional "accredited investor" as defined in Rule 501(a) of the Securities
Act and, in the case of (b) only, an opinion of counsel satisfactory in form and substance to the Trustee and the transferor, to the effect that the sale, transfer or other disposition of such Certificate has been registered under the Securities Act, or that such sale, transfer or other disposition does not require registration under the Securities Act.

     (f) Legal Investment. The Purchaser understands that there may be restrictions on the ability of certain investors, including, without limitation, depository institutions, either to purchase the Certificates or to purchase investments having characteristics similar to those of the Certificates representing more than a specified percentage of the investor's assets, and the Purchaser further represents and warrants that it has consulted, and relied on the advice of, its own legal advisor in determining whether and to what extent the Certificates constitute a legal investment for the Purchaser.

     (g) The Purchaser (i) has no need for liquidity with respect to the Certificates, (ii) is able to bear the economic risks of an investment in the Certificates for an indefinite period and
(iii) is able to afford a complete loss of such investment. The Purchaser has such knowledge and experience in financial and business matters to use the information made available in connection with the offering of the Certificates, to evaluate the merits and risks of the prospective investment in the Certificates and to make an informed business decision with respect thereto.
The Purchaser understands that the Seller will rely upon the information supplied by the Purchaser pursuant to this Agreement in order to verify this representation and warranty and represents that such information is true and correct in all respects. The Purchaser understands that a false representation may constitute a violation of law, that any person which suffers damage as a result of a false representation may have a claim against the undersigned for damages for which the undersigned will indemnify the Seller and its affiliates pursuant to the terms of this Agreement.

     (h) The Purchaser recognizes that an investment in the Certificates involves significant risks.

     (i) The Purchaser understands that no offering memorandum has been prepared for filing with or review by any state securities administrators because of the representations made by the Seller as to the private or limited nature of the offering.

     (j) The Purchaser understands that there is no established market for the Certificates and that none may develop and, accordingly, that the Purchaser must bear the economic risk of an investment in the Certificates for an indefinite period of time.

     (k) The Purchaser agrees that it is bound by and will abide by the provisions of the Pooling and Servicing Agreement pursuant to which the Certificates are issued.

     (l) All information which the Purchaser has provided to the Seller concerning the Purchaser is correct and complete as of the date hereof, and if there should be any adverse change in such information before receiving notification that this subscription has been accepted, the Purchaser will immediately provide the Seller with such information.

                         Very truly yours,




                         [PURCHASER]


                         By

                         Name

                         Title

                       EXHIBIT M

          FORM OF ERISA REPRESENTATION LETTER


                  ________________
                        (Date)

Aegis Auto Funding Corp. IV
525 Washington Boulevard
Jersey City, NJ  07130

Norwest Bank Minnesota, National  Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0070
Attention:  Corporate Trust Services Asset Backed
Administration

     Re:  Aegis Auto Funding Corp. IV
          Aegis Auto Receivables Trust 199_-_
          Auto Receivable Pass-Through Certificates, Class
____

Ladies and Gentlemen:

     [NAME OF OFFICER] _______________________
HEREBY CERTIFIES THAT:

     1.   [That he [she] is [Title of Officer]
________________________  of [Name of Transferee]
___________________________________ (the "Transferee"), a
[savings institution] [corporation] duly organized and existing under the laws of [the State of _____________] [the United States], on behalf of which he [she] makes this affidavit.

     2. The Transferee (i) is not, and on _________ [insert date of transfer of Certificate to Transferee] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-
60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to the transferee's acquisition and holding of such Certificate.

     3. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") among Aegis Auto Funding Corp. IV, and Norwest Bank
Minnesota, National Association, as Backup Servicer and as
Trustee, dated as of _________________, no transfer of any Class
B or Class C Certificates shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (A) is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (a "Plan") and is not using assets of any such employee benefit or other plan to acquire any such Certificate or (B) is an insurance company investing assets of its general account and the Exemption applies to the transferee's acquisition and holding of such Certificate or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust created by the Agreement begin deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code and will not subject the Trustee or the Seller to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of changed of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or
Section 4975 of the Code).

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] __________________, this day of _____, 199_.



        _______________________________________________
                                             [name
of Transferee]


       By:_____________________________________________
                              Name:
                              Title:

                       EXHIBIT N

                   NOTICE OF FUNDING

     In accordance with the Pooling and Servicing Agreement dated as of _________________ by and among Norwest Bank
Minnesota, National Association, as backup servicer and as trustee, and Aegis Auto Funding Corp. IV, a Delaware corporation (the "Pooling and Servicing Agreement"), the undersigned hereby gives notice of a Funding Date to occur on ____________, 19 for each of the Receivables listed on Schedule I to the Assignment executed by the undersigned and accompanying this Notice of Funding. Unless otherwise defined herein, capitalized terms have the meanings set forth in the Pooling and Servicing Agreement.

     Such Receivables represent the following amounts:

          Principal Balance of Receivables
          as of the Cutoff Date:        $______________

          Amount to be transferred
          to the Reserve Fund from
          the Funding Account:          $______________

          Amount to be wired to the undersigned or its
          designee (Aegis Finance) in payment for such
          Receivables:                  $______________

     The undersigned hereby certifies that, in connection with the Funding Date specified above, the undersigned has complied with all terms and provisions specified in Section 3.08 of the Pooling and Servicing Agreement, including, but not limited to, delivery of the Officers' Certificate, as specified therein.

Date: ________________, 199

                                       AEGIS
AUTO FUNDING CORP. IV,
                                       a
Delaware Corporation, as Seller


                                       By





Angelo R. Appierto

President
                       EXHIBIT O

                 OFFICER'S CERTIFICATE

                   re:  Funding Date

              AEGIS AUTO FUNDING CORP. IV


To:   Norwest Bank Minnesota, National Association

 Corporate Trust Services Asset Backed Administration
 Sixth Street and Marquette Avenue

 Minneapolis, MN  55479-0070

 Fax 612-667-9825

 This Officer's Certificate is being issued in accordance with
Section 3.08 of the Pooling and Servicing Agreement dated as of _________________ (the "Pooling and Servicing Agreement") by and among Aegis Auto Funding Corp. IV, a Delaware corporation, as seller ("Seller"), and Norwest Bank Minnesota, National Association, as Backup Servicer and as Trustee. Terms not otherwise defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

 By his signature below, the undersigned certifies that:

      (a) The matters set forth in Section 3.01(b) of the Purchase Agreement by and between Aegis Auto
 Finance, Inc., as the transferor named therein, and Seller, as transferee, are true and correct. All Receivables acquired on the Funding Date to occur on ________, 199 constitute Additional Receivables meeting the criteria specified in the Purchase Agreement; and

      (b) The representations and warranties set forth in Sections 3.01(a) and (b) of the Pooling and Servicing
 Agreement are true and correct as of the date hereof; and

      (c) The documents listed in Sections 3.08(b)(i) and (ii) of the Pooling and Servicing Agreement are being delivered to the Trustee in its capacity as Custodian on or before the Funding Date specified herein.

Dated:  __________, 199_

                               AEGIS AUTO
FUNDING CORP. IV,
                               a Delaware
corporation, as Seller



                               By

                                         Angelo
R. Appierto, President
                       EXHIBIT P

                      ASSIGNMENT


 In accordance with the Pooling and Servicing Agreement dated as of _________________ by and among Aegis Auto
Funding Corp. IV, a Delaware corporation (the "Seller"), and
Norwest Bank Minnesota, National Association, as trustee (the "Trustee") and as backup servicer (the "Backup Servicer") (the "Pooling and Servicing Agreement"), the Seller hereby assigns, transfers and otherwise conveys unto the Trustee in trust for the benefit of the Certificateholders, without recourse (capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling and Servicing
Agreement): (i) all right, title and interest of the Seller in and to the Receivables identified on Schedule I attached hereto (the "Receivables"), and all moneys received thereon, on and after the Cutoff Date; (ii) the interest of the Seller in the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables and all certificates of title to such Financed Vehicles;
(iii) the interest of the Seller in any Risk Default Insurance Proceeds or any proceeds from claims on Insurance Policies
(including the VSI Insurance Policy) covering the Receivables, the Financed Vehicles or Obligors from the Cutoff Date; (iv) the right of the Seller to realize upon any property (including the right to receive future liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Trustee; (v) the interest of the Seller in any Dealer Recourse; (vi) all right, title and interest in the Seller in and to the Purchase Agreement; (vii) all right, title and interest of the Seller in and to the Funding Account and any monies and investments on deposit therein and (viii) the proceeds of any and all of the foregoing.
The foregoing sale does not constitute and is not intended to result in any assumption by the Trustee of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Receivables, Custodian Files, Servicer Files, any insurance policies or any agreement or instrument relating to any of them.

 This Assignment is made pursuant to and upon the representations, warranties and agreements contained in the Pooling and Servicing Agreement.

 IN WITNESS WHEREOF, the undersigned has caused this
Assignment to be duly executed as of        , 199 .

                                    AEGIS
AUTO FUNDING CORP. IV,
                                    a
Delaware corporation


By


 Angelo R. Appierto, President
                       EXHIBIT Q

                      [RESERVED]


                       EXHIBIT R

                 TRUSTEE'S CERTIFICATE



    Norwest Bank Minnesota, National Association, as trustee
(the "Trustee") of the Aegis Auto Receivables Trust Series 199_-_ created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of _________________ among Aegis Auto Funding Corp. IV (the
"Seller"), Norwest Bank Minnesota, National Association, as backup servicer (the "Backup Servicer") and as trustee (the "Trustee"), does hereby sell, transfer, assign and otherwise convey to the Seller, without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate of "Purchased Receivables," which are to be repurchased by the Seller pursuant to Section 3.02 of the Pooling and Servicing Agreement, and all security and documents relating thereto.

    IN WITNESS WHEREOF, I have hereunto set my hand this
     day of            199 .



    Norwest Bank Minnesota, National
    Association, as Trustee





By


    [Name]


                                   [Title]

                       EXHIBIT S

                      [RESERVED]



                      APPENDIX B
             TO THE MASTER TRUST AGREEMENT

        FORM OF POOLING AND SERVICING AGREEMENT







             AEGIS AUTO FUNDING CORP. IV,
            a Delaware Corporation, Seller


                          and

           NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION,
              Trustee and Backup Servicer



            POOLING AND SERVICING AGREEMENT


             Dated as of _________________




                    $______________


          AEGIS AUTO RECEIVABLES TRUST 199_-_

          AUTOMOBILE RECEIVABLE PASS-THROUGH
CERTIFICATES



                   TABLE OF CONTENTS


                                                   Page

ARTICLE I.  CREATION OF TRUST
            1

ARTICLE II. CONVEYANCE OF RECEIVABLES
            1

ARTICLE III.  ACCEPTANCE BY TRUSTEE
            3

ARTICLE IV. INCORPORATION OF STANDARD TERMS
AND
            CONDITIONS
            3

ARTICLE V.  SPECIAL DEFINITIONS AND TERMS
            4

ARTICLE VI. ADDITIONAL SELLER REPRESENTATIONS
            5

TESTIMONIUM

SIGNATURES

APPENDIX A  Schedule of Receivables

APPENDIX B  Schedule of Identified Additional Receivables

APPENDIX C  Standard Terms and Conditions

APPENDIX D  VSI Insurance Policy Endorsement


            POOLING AND SERVICING AGREEMENT

     This POOLING AND SERVICING AGREEMENT is dated as of ____________ (this "Agreement") among Aegis Auto
Funding Corp. IV, a Delaware corporation, as Seller (the "Seller") and Norwest Bank Minnesota, National Association, a national banking association, as trustee for the Trust (the "Trustee") and as Backup Servicer (the "Backup Servicer") and is made with respect to the formation of the Aegis Auto Receivables Trust 199_-_ (the "Trust").

     WHEREAS, the Seller and the Trustee desire to form a trust pursuant to the Master Trust Agreement dated as of March 1, 1997 (the "Master Trust Agreement") by and between the Seller and the Trustee, and provide for the issuance of a series of Automobile Pass-Through Certificates by such trust;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                       ARTICLE I

                   CREATION OF TRUST

     Upon the execution of this Agreement by the parties hereto, there is hereby created the Aegis Auto Receivables Trust 199_-_. The situs and administration of the Trust shall be in Minneapolis, Minnesota or in such other city in which the Corporate Trust Office is located from time to time.

                      ARTICLE II

               CONVEYANCE OF RECEIVABLES

[Note: Delete bracketed provisions if no Funding Period is applicable. Remove brackets if there will be a Funding Period]

     Section 2.01.  Conveyance by Seller.

          (a) In consideration of the Trustee's delivery of the Certificates to or upon the order of the Seller in an aggregate principal amount equal to the aggregate Principal Balance of the Initial Receivables [plus the Original Pre-Funded Amount,] the Seller does hereby irrevocably sell, assign, and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse (subject to the obligations herein):


         (i) all right, title and interest of the Seller in and to the Initial Receivables identified on Appendix A hereto, all Excess Interest Collections thereon and all other moneys received thereon on and after the Cutoff Date;

            (ii)    the interest of the Seller in the
         security interests in the Financed Vehicles granted by the Obligors pursuant to the Initial Receivables;

           (iii) the interest of the Seller in any Risk Default Insurance Proceeds and any proceeds from claims on any Insurance Policies (including the VSI Insurance Policy) covering the Initial Receivables, the Financed Vehicles or the Obligors from the Cutoff Date;

            (iv)    all right, title and interest of the
         Seller in and to the Funding Account and all moneys and investments from time to time on deposit therein;

             (v) the right of the Seller to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured an Initial Receivable and have been repossessed by or on behalf of the Trustee;

            (vi)    the interest of the Seller in any
         Dealer Recourse relating to the Initial Receivables;

           (vii)    all right, title and interest of the
         Seller in and to the Purchase Agreement; and

          (viii)    the proceeds of any and all of the
         foregoing.

          [(b) Subject to the conditions set forth in Section
     3.08 of the Standard Terms incorporated herein, in consideration of the Trustee's delivery on the related Funding Dates to or upon the order of the Seller of all or a portion of the balance in the Funding Account in an amount equal to the aggregate Receivables Cash Purchase Price of the Additional Receivables to be acquired on the Funding Date, the Seller shall on such Funding Date sell, transfer, assign, set over and otherwise convey to the Trustee, without recourse (subject to the obligations herein):


          (i) all right, title and interest of the Seller in and to the Additional Receivables, all Excess Interest Collections thereon and all other moneys received thereon on and after the related Cutoff Date;


          (ii) the interest of the Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Additional Receivables;


          (iii) the interest of the Seller in any Risk Default Insurance Proceeds or any proceeds from claims on any Insurance Policies (including the VSI Insurance Policy) covering the Additional Receivables, the Financed Vehicles or the Obligors from the related Cutoff Date;


          (iv) the right of the Seller to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured an Additional Receivable and have been repossessed by or on behalf of the Trustee;


          (v) the interest of the Seller in any Dealer Recourse relating to the Additional Receivables;


          (vi) all right, title and interest of the Seller in and to the Purchase Agreement; and


          (vii)     the proceeds of any and all of the foregoing.]

     Section 2.02. Nature of Conveyance. It is the intention of the Seller and the Trustee that the transfer and assignment of the Seller's right, title and interest in and to the assets identified in clauses (i) through (vii) of Section 2.01(a) [and clauses (i) through
(vii) of Section 2.01(b)] (collectively, the "Trust Property") shall constitute an absolute sale by the Seller to the Trustee in trust for the benefit of the Certificateholders. In the event a court of competent jurisdiction were to recharacterize the transfer of the Trust Property as a secured borrowing rather than a sale, contrary to the intent of the Seller and the Trustee, the Seller does hereby grant, assign and convey to the Trustee and the Trust, as security for all amounts payable to the Certificateholders, a security in and lien upon all of its right, title and interest in and to the Trust Property, including all amounts deposited to the Lock-Box
Account, the Collection Account, the Certificate Account [and the Funding Account,] said security interest to be effective from the date of execution of this Agreement.

     The Trustee and the Certificateholders acknowledge and agree that the Seller is the holder of the Residual Interest.

                      ARTICLE III

                 ACCEPTANCE BY TRUSTEE

     The Trustee, on behalf of the Trust, hereby accepts all consideration conveyed by the Seller pursuant to Article II, and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of all present and future Certificateholders, subject to the terms and provisions of this Agreement and the Master Trust Agreement.

                      ARTICLE IV

          INCORPORATION OF STANDARD TERMS AND
CONDITIONS

     This Agreement hereby incorporates by reference the Standard Terms provided for by the Master Trust Agreement in the form attached hereto as Appendix C, except to the extent expressly modified hereby.

                       ARTICLE V

             SPECIAL DEFINITIONS AND TERMS

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Standard Terms and Conditions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

     "Backup Servicer Fee" means, with respect to any Distribution Date, one-twelfth of the product of (i) 0.02% per annum and (ii) the outstanding Pool Balance as of the first day of the preceding Collection Period or, in the case of the first
Distribution Date, as of the Closing Date.

     "Class A Percentage" means _________%.

     "Class A Rate" means _________% of interest per annum.

     "Class B Percentage" means _________%.

     "Class B Rate" means _________% of interest per annum.

     "Closing Date" means _____________.

     "Custodian Fee" means $1.75 per file boarded.

     "Cutoff Date" means ____________.

     "Discount Rate" means       % per annum.

     "Final Scheduled Distribution Date" means
______________.

     ["Funding Account Interest Amount" means
________________________.]

     ["Funding Period" means the period beginning on the Closing Date and ending on the earlier to occur of (i) the Final
Funding Date or (ii) the expiration of the fifteen day period commencing on the Closing Date.]

     "Initial Distribution Date" means _____________.

     "Original Class Certificate Balance" means, as to the Class
A Certificates, $_____________, and as to the Class B
Certificates, $______________.

     ["Original Pre-Funded Amount" means $                  , the
amount deposited in the Funding Account on the Closing Date.]

     "Reserve Fund Initial Deposit" means $______________.

     "Trustee Fee" means, with respect to any Distribution Date, one-twelfth of the product of (i) 0.01% per annum and (ii) the aggregate Class Certificate Balance as of the close of business on the preceding Distribution Date (or, in the case of the Initial Distribution Date, the original aggregate Class Certificate Balance).


                      ARTICLE VI

           ADDITIONAL SELLER REPRESENTATIONS

     The Seller hereby makes the following additional representations with respect to the Receivables:

     (i) Schedule of Receivables. The information set forth in Appendix A hereto is true, complete and correct in all material respects as of the opening of business on the applicable Cutoff Dates, as the case may be, and no selection procedures adverse to the Certificateholders have been utilized in selecting the Receivables.

     (ii) Scheduled Payments. No Receivables had a payment that was more than 59 days overdue as of the applicable Cutoff
Date; and each Receivable has a final scheduled payment due no later than the Final Scheduled Distribution Date.

     (iii)      Annual Percentage Rate.  The addition of the
Additional Receivables on each Funding Date will not decrease the weighted average APR of all Receivables sold hereunder by more than 10 basis points.

     (iv)       States of Origination.   After the addition of all
Additional Receivables to the Trust, not more than 25% of the Receivables will have been originated in any one state.

     (v) Insurance Policy Endorsements.  Attached hereto as
Appendices E and F, respectively, are true and correct copies of the endorsements to the Risk Default Insurance Policy and VSI
Insurance Policy required by the Standard Terms.

                      ARTICLE VII

         CERTIFICATE DELIVERY AND REGISTRATION


     The Certificates shall be designated as the "Aegis Auto
Receivables Trust _________, Automobile Receivable Pass-
Through Certificates, Series _____ (the "Certificates"), and issued with an initial aggregate Certificate Balance of $___________ in two Classes as follows: Class A Certificates with an initial
Balance of $______________ and Class B Certificates with an initial Certificate Balance of $_____________.

     The Seller hereby directs the Trustee to register the Certificates in the names and denominations specified in the direction attached hereto as Appendix E, and to execute, authenticate and deliver the Certificates to the initial purchasers specified in such direction upon receipt by the Trustee of the following:

         (i)    $_____________ in immediately available
         funds from the purchasers for the account of the Seller;

         (ii) Investor letters executed by each of the initial purchasers;

         (iii)  An executed copy of the Supplemental
     Conveyance from Aegis Finance in the form attached as Appendix A to the Purchase Agreement with respect to the Receivables conveyed to the Trust on the Closing Date;

         (iv) An executed copy of the certificate of the Seller required by Section 7 of the Master Certificate
     Purchase Agreement substantially in the form attached hereto as Appendix F; and

         (v) Executed opinions of counsel to the Seller required by Section 7 of the Master Certificate Purchase
     Agreement.

                     ARTICLE VIII

                APPLICATION OF PROCEEDS

     The proceeds of the Certificates, receipt of which the Trustee hereby acknowledges, shall be applied as follows:

                (i)  $___________ shall be deposited into
         the Reserve Fund as the Reserve Fund Initial
         Deposit;

                [(ii) $____________ shall be deposited
         into the Funding Account as the Original Pre-
         Funded Amount]; and

                (iii) The remainder of $____________
         shall be paid to the Seller or upon the Seller's order.

     IN WITNESS WHEREOF, the parties hereto have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.



                                   AEGIS AUTO
FUNDING CORP. IV,
                                   as Seller



                                   By:

                                      Name:
                                      Title:





NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Trustee and
as Backup Servicer



By:

Name:
Title:
















  [Signature Page to Pooling and Servicing Agreement]
                        APPENDIX A

                SCHEDULE OF RECEIVABLES


     Delivered to the Trustee on the Closing Date

[(This Schedule shall be deemed to be amended on each Funding
Date to add
Additional Receivables and shall be deemed to be amended to account for any substitution of Receivables permitted by the Agreement upon the occurrence of any such substitution.)]

                    (See Attached)

                     APPENDIX B

             STANDARD TERMS AND CONDITIONS

                      APPENDIX C

       RISK DEFAULT INSURANCE POLICY ENDORSEMENT
                     APPENDIX D

           VSI INSURANCE POLICY ENDORSEMENT

                     Appendix E

                       $[AMOUNT]
         Aegis Auto Receivables Trust ________
   Automobile Receivable Pass-Through Certificates,
                   Series _________

                    DIRECTION AS TO
             REGISTRATION OF CERTIFICATES

The undersigned purchasers of the above-referenced Certificates hereby direct the Trustee to register such Certificates in the names and denominations specified below:

                 CLASS A CERTIFICATES

Certificate
  Number                       Name
     Amount Purchased

       R-1
        $[CLASS A AMOUNT]

                 CLASS B CERTIFICATES

     Certificate
       Number                       Name
     Amount Purchased

       R-1
       $[CLASS B AMOUNT]

                              Total
     $[AMOUNT]

     IN WITNESS WHEREOF, the undersigned have duly
executed this Direction as to   Registration of Certificates as of the
date set forth below.

Dated:    _____________________

         III FINANCE LTD.


By

Name:
Title:


III GLOBAL LTD.
By
Name:
Title:


III LIMITED PARTNERSHIP


By

Name:
Title:



                       Appendix F


                       $[AMOUNT]
        Aegis Auto Receivables Trust _________
   Automobile Receivable Pass-Through Certificates,
                   Series _________

                  GENERAL CERTIFICATE
                          OF
              AEGIS AUTO FUNDING CORP. IV

          The undersigned, on behalf of Aegis Auto Funding
Corp. IV, a Delaware corporation ("Seller"), hereby certifies this _________________, as follows in connection with the issuance of the above-referenced Certificates (the "Certificates") pursuant to the terms of the Pooling and Servicing Agreement dated as of ________________ (the "Agreement") among the Seller, Norwest
Bank Minnesota, National Association, as backup servicer and Norwest Bank Minnesota, National Association, as Trustee, and the Master Trust Agreement dated as of March 1, 1997 (the
"Master Trust Agreement") between the Seller and the Trustee (capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Standard Terms and Conditions attached as Appendix A to the Master Trust
Agreement):

          1. The undersigned has carefully examined the Agreement, the Master Trust Agreement, the Purchase Agreement and the Master Certificate Purchase Agreement.

          2. The representations and warranties of the Seller contained in the Agreement, the Master Trust Agreement, the Purchase Agreement and the Master Certificate Purchase
Agreement are true and correct in all material respects as if made on and as of the date hereof (except for such representations and warranties specifically made as of another specified date).
          3. Neither the Seller nor any of its Affiliates is in default in the performance of any of their respective obligations under the documents mentioned in paragraph 2 above or any other Pooling and Servicing Agreement executed pursuant to the terms of the Master Trust Agreement.

          4. The Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the documents specified in paragraph 2 above at or prior to the date hereof.

          5. The Seller did not, either independently or through any other party, solicit any offer to buy or offer to sell the Certificates or any similar security by means of any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          6.   The Certificates were sold by the Seller to III
Finance Ltd., III Global Ltd. and III Limited Partnership in a private placement in transactions exempt from the registration requirements of the Act.

          7. The undersigned is duly authorized by the Seller to make the foregoing representations on behalf of the Seller and has conducted such investigation and made such inquiries as he has deemed necessary and appropriate in order to make such representations on behalf of the Seller.

     IN WITNESS WHEREOF the undersigned has signed this General Certificate of Aegis Auto Funding Corp. IV as of the date first written above.

                              AEGIS AUTO
                              FUNDING CORP. IV


                              By:
__________________________
                                  Name:
                                  Title:

                                           Appendix [G]


                   FORM OF OPINIONS